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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2005

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (Exact name of registrant as specified in its charter)


             Delaware                                333-125422                                20-0842986
------------------------------------            ----------------------                ------------------------------
   (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
         of Incorporation)                          File Number)                           Identification No.)

       383 Madison Avenue
       New York, New York                                                                         10179
------------------------------------                                                  ------------------------------
       (Address of Principal                                                                   (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of September 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as seller and servicer, and JPMorgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:  /s/ Baron Silverstein
     ----------------------
     Name:   Baron Silverstein
     Title:  Vice President


Dated: November 20, 2005

                                  EXHIBIT INDEX




                  Item 601 (a) of        Sequentially
Exhibit           Regulation S-K         Numbered
Number            Exhibit No.            Description                    Page
------            -----------            -----------                    ----

1                 4                      Pooling and Servicing            4
                                         Agreement

                                                                       EXHIBIT 1


                                                                  EXECUTION COPY


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC,

                                    Depositor

                            EMC MORTGAGE CORPORATION,

                               Seller and Servicer

                             WELLS FARGO BANK, N.A.,

                  Master Servicer and Securities Administrator

                                       and

                            JPMORGAN CHASE BANK, N.A.

                                     Trustee


                     --------------------------------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of September 1, 2005
                     --------------------------------------


               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-SD4

                                TABLE OF CONTENTS

                                                                            Page


                                   ARTICLE I.

                                   DEFINITIONS

Section 1.01.   Defined Terms..................................................1

                                ARTICLE II.

                         CONVEYANCE OF TRUST FUND
                      REPRESENTATIONS AND WARRANTIES

Section 2.01.   Conveyance of Trust Fund......................................39
Section 2.02.   Acceptance of the Mortgage Loans..............................41
Section 2.03.   Representations, Warranties and Covenants of the Master
                Servicer, the EMC Servicer and the Seller.....................43
Section 2.04.   Representations and Warranties of the Depositor...............52
Section 2.05.   Delivery of Opinion of Counsel in Connection with
                Substitutions and Repurchases.................................54
Section 2.06.   Authentication and Delivery of Certificates...................54
Section 2.07.   Covenants of the Master Servicer and the EMC Servicer.........54
Section 2.08.   Lost Mortgage Notes Indemnity.................................55
Section 2.09.   Conveyance of the Subsequent Mortgage Loans...................55

                               ARTICLE III.

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.01.   The Master Servicer...........................................58
Section 3.02.   REMIC-Related Covenants.......................................58
Section 3.03.   Monitoring of Servicers.......................................58
Section 3.04.   Successor Master Servicer and Subservicing Agreements.........60
Section 3.05.   Power to Act; Procedures......................................60
Section 3.06.   Due-on-Sale Clauses; Assumption Agreements....................61
Section 3.07.   Release of Mortgage Files.....................................61
Section 3.08.   Documents, Records and Funds in Possession of the Master
                Servicer To Be Held for Trustee...............................62
Section 3.09.   Maintenance of Hazard Insurance...............................62
Section 3.10.   Presentment of Claims and Collection of Proceeds..............63
Section 3.11.   Maintenance of the Primary Mortgage Insurance Policies........63
Section 3.12.   Custodian to Retain Possession of Certain Insurance
                Policies and Documents........................................63
Section 3.13.   Realization Upon Defaulted Mortgage Loans.....................64
Section 3.14.   Compensation for the Servicers and the Master Servicer........64
Section 3.15.   REO Property..................................................64
Section 3.16.   Annual Officer's Certificate as to Compliance.................64
Section 3.17.   Annual Independent Accountant's Servicing Report..............65

Section 3.18.   Reports Filed with Securities and Exchange Commission.........65
Section 3.19.   The EMC Servicer..............................................66
Section 3.20.   Optional Purchase of Defaulted Mortgage Loans.................66

                                ARTICLE IV.

                                 ACCOUNTS

Section 4.01.   Protected Accounts............................................67
Section 4.02.   Master Servicer Collection Account............................67
Section 4.03.   Permitted Withdrawals and Transfers from the Master
                Servicer Collection Account...................................69
Section 4.04.   Distribution Account..........................................69
Section 4.05.   Permitted Withdrawals and Transfers from the
                Distribution Account..........................................70
Section 4.06.   Yield Maintenance Account and Yield Maintenance Agreements....71
Section 4.07.   Pre-Funding Accounts and Pre-Funding Reserve Accounts.........72
Section 4.08.   Interest Coverage Account.....................................74
Section 4.09.   Final Maturity Reserve Account................................75

                                ARTICLE V.

                        DISTRIBUTIONS AND ADVANCES
                          BY THE MASTER SERVICER

Section 5.01.   Advances......................................................76
Section 5.02.   Compensating Interest Payments................................76
Section 5.03.   REMIC Distributions...........................................77
Section 5.04.   Distributions.................................................77
II.             Distributions on the Group II Certificates....................79
                ------------------------------------------
Section 5.05.   Monthly Statements to Certificateholders......................84
Section 5.06.   REMIC Designations and Allocations............................87
Section 5.07.   Supplemental Interest Reserve Fund; WAC Excess................89

                                ARTICLE VI.

                             THE CERTIFICATES

Section 6.01.   The Certificates..............................................91
Section 6.02.   Certificate Register; Registration of Transfer and
                Exchange of Certificates......................................93
Section 6.03.   Mutilated, Destroyed, Lost or Stolen Certificates.............96
Section 6.04.   Persons Deemed Owners.........................................97
Section 6.05.   Access to List of Certificateholders' Names and Addresses.....97
Section 6.06.   Book-Entry Certificates.......................................97
Section 6.07.   Notices to Depository.........................................98
Section 6.08.   Definitive Certificates.......................................98
Section 6.09.   Maintenance of Office or Agency...............................99
Section 6.10.   Appointment of Paying Agent and Certificate Registrar.........99

                                  ARTICLE VII.

       THE DEPOSITOR, THE MASTER SERVICER, THE EMC SERVICER AND THE SELLER

Section 7.01.   Respective Liabilities of the Depositor, the Master
                Servicer, the EMC Servicer and the Seller....................100
Section 7.02.   Merger or Consolidation of the Depositor, the Master
                Servicer, the EMC Servicer or the Seller.....................100
Section 7.03.   Indemnification of the Trustee, the Master Servicer, the
                Securities Administrator and Others..........................100
Section 7.04.   Limitation on Liability of the Depositor, the Seller,
                the Master Servicer, the Securities Administrator and
                Others.......................................................101
Section 7.05.   Limitation on Resignation of Master Servicer and the
                EMC Servicer............................102
Section 7.06.   Errors and Omissions Insurance; Fidelity Bonds...............102

                               ARTICLE VIII.

                  DEFAULT; TERMINATION OF MASTER SERVICER

Section 8.01.   Events of Default............................................103
Section 8.02.   Trustee to Act; Appointment of Successor.....................104
Section 8.03.   Notification to Certificateholders...........................106

                                   ARTICLE IX.

             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01.   Duties of Trustee and Securities Administrator...............107
Section 9.02.   Certain Matters Affecting the Trustee and the Securities
                Administrator................................................108
Section 9.03.   Trustee and Securities Administrator Not Liable for
                Certificates or Mortgage Loans...............................110
Section 9.04.   Trustee and Securities Administrator May Own Certificates....110
Section 9.05.   Trustee's and Securities Administrator's Fees and Expenses...111
Section 9.06.   Eligibility Requirements for Trustee, Securities
                Administrator and Paying Agent...............................111
Section 9.07.   Insurance....................................................112
Section 9.08.   Resignation and Removal of Trustee, Securities
                Administrator and Paying Agent...............................112
Section 9.09.   Successor Trustee, Securities Administrator or Successor
                Paying Agent.................................................113
Section 9.10.   Merger or Consolidation of Trustee, Securities
                Administrator or Paying Agent................................113
Section 9.11.   Appointment of Co-Trustee or Separate Trustee................114
Section 9.12.   Tax Matters..................................................115

                                   ARTICLE X.

                                   TERMINATION

Section 10.01.  Termination upon Liquidation or Repurchase of the
                Mortgage Loans...............................................118
Section 10.02.  Final Distribution on the Certificates.......................118
Section 10.03.  Additional Termination Requirements..........................119

                                ARTICLE XI.

                         MISCELLANEOUS PROVISIONS

Section 11.01.  Amendment....................................................121
Section 11.02.  Recordation of Agreement; Counterparts.......................122
Section 11.03.  Governing Law................................................122
Section 11.04.  Intention of Parties.........................................122
Section 11.05.  Notices......................................................123
Section 11.06.  Severability of Provisions...................................124
Section 11.07.  Assignment...................................................124
Section 11.08.  Limitation on Rights of Certificateholders...................124
Section 11.09.  Inspection and Audit Rights..................................125
Section 11.10.  Certificates Nonassessable and Fully Paid....................125

Schedules

Schedule I      List of Servicing Agreements
Schedule II     List of Assignment, Assumptions and Recognition Agreements

Exhibits

Exhibit A-1     Form of Class I-A-1 Certificates
Exhibit A-2     Form of Class I-A-2 Certificates
Exhibit A-3     Form of Class I-X Certificates
Exhibit A-4     Form of Class I-PO Certificates
Exhibit A-5     Form of Class I-B-1 Certificates
Exhibit A-6     Form of Class I-B-2 Certificates
Exhibit A-7     Form of Class I-B-3 Certificates
Exhibit A-8     Form of Class I-B-4 Certificates
Exhibit A-9     Form of Class I-B-5 Certificates
Exhibit A-10    Form of Class I-B-6 Certificates
Exhibit A-11    Form of Class II-A-1 Certificates
Exhibit A-12    Form of Class II-A-2 Certificates
Exhibit A-13    Form of Class II-M-1 Certificates
Exhibit A-14    Form of Class II-M-2 Certificates
Exhibit A-15    Form of Class II-M-3 Certificates
Exhibit A-16    Form of Class II-M-4 Certificates
Exhibit A-17    Form of Class II-B-IO Certificates
Exhibit A-18    Form of Class R-1 Certificates
Exhibit A-19    Form of Class R-2 Certificates
Exhibit B       Initial Mortgage Loan Schedule
Exhibit B-I     Schedule of Group I Mortgage Loans
Exhibit B-II    Schedule of Group II Mortgage Loans
Exhibit C-1     Form of Initial Certification
Exhibit C-2     Form of Interim Certification
Exhibit C-3     Form of Final Certification
Exhibit D       Form of Transfer Affidavit
Exhibit E       Form of Transferor Certificate
Exhibit F       Form of Investment Letter (Non-Rule 144A)
Exhibit G       Form of Rule 144A Investment Letter
Exhibit H       Form of Request for Release
Exhibit I       DTC Letter of Representations
Exhibit J       Schedule of Mortgage Loans with Lost Notes
Exhibit K       EMC Mortgage Loan Servicing
Exhibit L       Form of Subsequent Transfer Instrument

                  POOLING AND SERVICING AGREEMENT, dated as of September 1, 2005, among BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company, as depositor (the "Depositor"), EMC MORTGAGE CORPORATION, a Delaware corporation, as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "EMC Servicer"), WELLS FARGO BANK, N.A., a national banking association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and JPMORGAN CHASE BANK, N.A., a New York banking corporation, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

                  The parties to this Agreement hereby create a common law trust pursuant to the laws of the State of New York. The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee shall make two separate real estate mortgage investment conduit (each a "REMIC") elections with respect to the Trust Fund for Federal income tax purposes.

                  The Trust Fund shall be named, and may be referred to as, the "Bear Stearns Asset Backed Securities Trust 2005-SD4." The Certificates issued hereunder may be referred to as "Mortgage Pass-Through Certificates Series 2005-SD4" (including for purposes of any endorsement or assignment of a Mortgage Note or Mortgage).

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, the Seller, the EMC Servicer and the Trustee agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

        Section 1.01.      Defined Terms.

                  In addition to those terms defined in Section 1.02, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Accepted Master Servicing Practices: With respect to any Mortgage Loan those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to a Servicer) or to the Trustee (in its capacity, if at all, as Successor Master Servicer).

                  Account: The Master Servicer Collection Account, each Protected Account and the Distribution Account as the context may require.

                  Accrual Period: With respect to the Group I Certificates and any Distribution Date, the calendar month immediately preceding the calendar month in which such Distribution Date occurs. With respect to the Group II Certificates and any Distribution Date, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date. All calculations of interest on the Group I Certificates will be made on the basis of twelve 30-day months in a 360-day year. All calculations of interest on the Group II Certificates (including the Interest Rate Cap) will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a 360-day year.

                  Accrued Certificate Interest: For any Group I Certificate (other than the Class I-PO Certificates) on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Certificate Principal Balance or, in the case of the Class I-X Certificates, Notional Balance of such Certificate immediately prior to such Distribution Date, less (i) in the case of a related Group I Senior Certificate, such Certificate's share of (a) any Net Interest Shortfall from the Group I Mortgage Loans, (b) any interest shortfall on the Group I Mortgage Loans resulting from the application of the Relief Act or similar state law, and (c) after the Cross-over Date, the interest portion of any Realized Losses on the Group I Mortgage Loans, and (ii) in the case of a Group I Subordinate Certificate, such Certificate's share of (a) any Net Interest Shortfall from the Group I Mortgage Loans, (b) any interest shortfalls on the Group I Mortgage Loans resulting from the application of the Relief Act or similar state law and
(c) the interest portion of any Realized Losses on the Mortgage Loans allocated to that Class of Certificates. The Subordinate Percentage of Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act and similar state law will be allocated among the Group I Subordinate Certificates in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The interest portion of Realized Losses for the group I mortgage loans will be allocated sequentially, in the following order, to the Class I-B-6, Class I-B-5, Class I-B-4, Class I-B-3, Class I-B-2 and Class I-B-1 certificates, and, following the Cross-over Date, to the Group I Senior Certificates (other than the Class I-X Certificates and the Class I-PO Certificates) as provided in
Section 5.04A(a) hererto. Accrued Certificate Interest on the Group I Certificates is calculated on the basis of a 360-day year consisting of twelve 30 day months. The Residual Certificates do not have a pass-through rate and will not bear interest. No Accrued Certificate Interest will be payable with respect to any Class or Classes of Certificates after the Distribution Date on which the outstanding Certificate Principal Balance of such Certificate or Certificates has been reduced to zero.

                  Adjustable Rate Certificates:  The Group II Certificates.

                  Advance: An advance of delinquent payments of principal (other than in respect of delinquent payments of principal on any Simple Interest Loans) or interest in respect of a Mortgage Loan required to be made by the applicable Servicer pursuant to the related Servicing Agreement, or by the Master Servicer pursuant to Section 5.01.

                  Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

                  Allocable Share: With respect to any Class of Group I Subordinate Certificates and any Distribution Date, an amount equal to such Class's pro rata share (based on the Stated Principal Amount of each Class entitled thereto) of the sum of each of the components of the definition of Subordinate Optimal Principal Amount; provided that, except as described in the next succeeding sentence, no Class of Group I Subordinate Certificates shall be entitled on any Distribution Date to receive distributions pursuant to clauses
(2), (3) and (5) of the definition of "Subordinate Optimal Principal Amount" unless the Class Prepayment Distribution Trigger for the related Class of Certificates is satisfied for such Distribution Date. If on any Distribution Date the Certificate Principal Balance of any Class of Group I Subordinate Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributable to such Class of Certificates pursuant to clauses (2), (3), and
(5) of the definition of "Subordinate Optimal Principal Amount," to the extent of such Class of Certificates' remaining Allocable Share, shall be distributed to the remaining Class or Classes of Group I Subordinate Certificates in reduction of their respective Certificate Principal Balances, sequentially, in the order of their payment priority.

                  Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Master Servicer Collection Account at the close of business on the immediately preceding Determination Date on account of
(i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period and (ii) Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received in respect of such Mortgage Loans after the last day of the related Prepayment Period.

                  Applicable Written Notice: For purposes of Section 8.01, written notice (i) in the case of the Master Servicer, to the Master Servicer by the Trustee or the Depositor, or to the Trustee and the Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates and (b) in the case of the EMC Servicer, to the EMC Servicer by the Master Servicer.

                  Applied Realized Loss Amount: With respect to any Distribution Date and each applicable Class of Certificates of a Group, the sum of the Realized Losses with respect to the Mortgage Loans of the related Group which are to be applied in reduction of the Certificate Principal Balance of that Class of Certificates pursuant to, and in the order of priority set forth, in
Section 5.04A of this Agreement, which shall, on any such Distribution Date, so long as their respective Certificate Principal Balances have not been reduced to zero, equal the amount, if any, by which, (i) the aggregate Certificate Principal Balance of all the Certificates (other than the Class I-X Certificates) of the related Group (after all distributions of principal on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of all of the related Mortgage Loans as of the last day of the related Due Period.

                  Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the appraised value of the Mortgaged

Property based upon the appraisal made by a fee appraiser at the time of the origination of the related Mortgage Loan.

                  Assumption Agreement: Any Assignment, Assumption and Recognition Agreement or comparable document transferring or acknowledging the transfer of a Servicing Agreement to the Trust listed on Schedule II hereto.

                  Available Funds: For either Group I or Group II and any Distribution Date, the aggregate of the Interest Funds and the Principal Funds with respect to the related Group.

                  Balloon Loan: A Mortgage Loan, identified as such on the Mortgage Loan Schedule, where the related Mortgage Note provides for lowered payments of principal over the life of such Mortgage Loan and a larger payment of principal than is usual at its stated maturity.

                  Bankruptcy Code:  Title 11 of the United States Code.

                  Basis Risk Shortfall: As of any Distribution Date and for any Class of Group II Certificates, the excess of (i) the amount of Current Interest that such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated based upon One-Month LIBOR plus the applicable Certificate Margin for the related Accrual Period; over (ii) the sum of interest for such Class calculated at the applicable Interest Rate Cap for such Distribution Date and any amount paid to such Class under the applicable Yield Maintenance Agreement.

                  Basis Risk Shortfall Carry Forward Amount: As of any Distribution Date and for any Class of Group II Certificates, the sum of:

                  (i) if on such Distribution Date the Pass-Through Rate for such Class is based upon the applicable Interest Rate Cap, the applicable Basis Risk Shortfall; and

                  (ii) the Basis Risk Shortfall for all previous Distribution Dates not previously paid (including interest accrued thereon at the applicable Pass-Through Rate for the Accrual Period with respect to each such prior Distribution Date), together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Distribution Date.

                  Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 6.06). As of the Closing Date, each Class of Regular Certificates (other than the Class B-IO Certificates) constitutes a Class of Book-Entry Certificates.

                  Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, New York, or the States of Maryland, Minnesota or Texas, or, if different, the city in which the Corporate Trust Office of the Trustee or the principal office of the Securities Administrator, the Master Servicer or of a Servicer is located are authorized or obligated by law or executive order to be closed.

                  Cede:  Cede & Co., or its successors in interest.

                  Ceiling Rate:  Not applicable.

                  Certificate: Any one of the certificates of any Class executed and authenticated by the Certificate Registrar in substantially the forms attached hereto as Exhibits A-1 through A-16.

                  Certificate Group: Either of the Group I Certificates or the Group II Certificates.

                  Certificate Margin: Reference to any of the Class II-A-1 Margin, the Class II-A-2 Margin, the Class II-M-1 Margin, the Class II-M-2 Margin, the Class II-M-3 Margin or the Class II-M-4 Margin.

                  Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

                  Certificate Principal Balance: As to any Certificate (other than a Class I-X Certificate, Class II-B-IO Certificate or Residual Certificate) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate, reduced by the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 5.04, and (ii) in the case of any Subordinated Certificate and Group I Senior Certificate (other than a Class I-X Certificate), any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates, and increased by any Subsequent Recoveries allocated to such Class on previous Distribution Dates pursuant to
Section 5.04A. References herein to the Certificate Principal Balance of a Class of Certificates shall mean the Certificate Principal Balances of all Certificates in such Class.

                  Certificate Register: The register maintained pursuant to
Section 6.02 hereof.

                  Certificate Registrar: The Securities Administrator or any successor certificate registrar appointed hereunder.

                  Certificate Registrar Office: The office of the Certificate Registrar located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: BSABS 2005-SD4.

                  Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Book-Entry Certificates).

                  Class: All Certificates bearing the same Class designation as set forth in Section 6.01 hereof.

                  Class I-A-1 Certificate: Any Certificate designated as a "Class I-A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-A-1 Certificates as set forth herein.

                  Class I-A-2 Certificate: Any Certificate designated as a "Class I-A-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-A-2 Certificates as set forth herein.

                  Class I-B-1 Certificate: Any Certificate designated as a "Class I-B-1 Certificate" on the face thereof, in the form of Exhibit A-5 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-B-1 Certificates as set forth herein.

                  Class I-B-2 Certificate: Any Certificate designated as a "Class I-B-2 Certificate" on the face thereof, in the form of Exhibit A-6 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-B-2 Certificates as set forth herein.

                  Class I-B-3 Certificate: Any Certificate designated as a "Class I-B-3 Certificate" on the face thereof, in the form of Exhibit A-7 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-B-3 Certificates as set forth herein.

                  Class I-B-4 Certificate: Any Certificate designated as a "Class I-B-4 Certificate" on the face thereof, in the form of Exhibit A-8 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-B-4 Certificates as set forth herein.

                  Class I-B-5 Certificate: Any Certificate designated as a "Class I-B-5 Certificate" on the face thereof, in the form of Exhibit A-9 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-B-5 Certificates as set forth herein.

                  Class I-B-6 Certificate: Any Certificate designated as a "Class I-B-6 Certificate" on the face thereof, in the form of Exhibit A-10 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-B-6 Certificates as set forth herein.

                  Class I-PO Certificate: Any Certificate designated as a "Class I-PO Certificate" on the face thereof, in the form of Exhibit A-4 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-PO Certificates as set forth herein.

                  Class I-PO Certificate Cash Shortfall: For any Distribution Date, the difference between (i) principal distributable to the Class I-PO Certificates in accordance with priority THIRD of clause (i)(A) under subsection 5.04(a), and (ii) principal actually distributed to the Class I-PO Certificates after giving effect to clause (iii) under subsection 5.04(a).

                  Class I-PO Certificate Deferred Amount: As to each Distribution Date through the Cross-Over Date, the aggregate of all amounts allocable on such dates to the Class I-PO Certificates in respect of the principal portion of Realized Losses in respect of Discount Mortgage Loans in Subgroup I-1 and the Class I-PO Certificate Cash Shortfall and all amounts previously allocated in respect of such losses and such shortfalls to the Class I-PO Certificates, and not distributed on prior Distribution Dates.

                  Class I-PO Certificate Principal Distribution Amount: The Class I-PO Certificates shall be entitled to distributions from Subgroup I-1. For each Class of Class I-PO Certificates with respect to each Distribution Date will be an amount equal to the sum of:

                  (i) the PO Percentage of all scheduled payments of principal due on each Discount Mortgage Loan in Subgroup I-1 on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) the PO Percentage of the Stated Principal Balance of each Discount Mortgage Loan in Subgroup I-1 which was the subject of a prepayment in full received by the Master Servicer during the applicable Prepayment Period;

                  (iii) the PO Percentage of all partial prepayments of principal of each Discount Mortgage Loan in the related Subgroup received during the applicable Prepayment Period;

                  (iv) the lesser of (a) the PO Percentage of the sum of (A) all Net Liquidation Proceeds and Subsequent Recoveries allocable to principal on each Discount Mortgage Loan in Subgroup I-1 which became a Liquidated Mortgage Loan during the related Prepayment Period (other than a Discount Mortgage Loan described in clause (B)) and (B) the Stated Principal Balance of each such Discount Mortgage Loan in Subgroup I-1 purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the PO Percentage of the sum of (A) the Stated Principal Balance of each Discount Mortgage Loan in Subgroup I-1 which became a Liquidated Mortgage Loan during the related Prepayment Period (other than a Discount Mortgage Loan described in clause (B)) and (B) the Stated Principal Balance of each such Mortgage Loan in Subgroup I-1 that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and

                  (v) the PO Percentage of the sum of (a) the Stated Principal Balance of each Discount Mortgage Loan in Subgroup I-1 which was repurchased by the Seller in connection with such Distribution Date and (b) the difference, if any, between the Stated Principal Balance of a Discount Mortgage Loan in Subgroup I-1 that has been replaced by the Seller with a substitute Discount Mortgage Loan pursuant to this Agreement in connection with such Distribution Date and the Stated Principal Balance of such substitute Discount Mortgage Loan.

                  Class I-X Certificate: Any Certificate designated as a "Class I-X Certificate" on the face thereof, in the form of Exhibit A-3 hereto, representing the right to its Percentage Interest of distributions provided for the Class I-X Certificates as set forth herein.

                  Class II-A-1 Certificate: Any Certificate designated as a "Class II-A-1 Certificate" on the face thereof, in the form of Exhibit A-11 hereto, representing the right to its Percentage Interest of distributions provided for the Class II-A-1 Certificates as set forth herein.

                  Class II-A-1 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.40% per annum and (ii) thereafter, 0.80% per annum.

                  Class II-A-2 Certificate: Any Certificate designated as a "Class II-A-2 Certificate" on the face thereof, in the form of Exhibit A-12 hereto, representing the right to its Percentage Interest of distributions provided for the Class II-A-2 Certificates as set forth herein.

                  Class II-A-2 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.50% per annum and (ii) thereafter, 1.00% per annum.

                  Class II-B-IO Certificate: Any Certificate designated as a "Class II-B-IO Certificate" on the face thereof, in the form of Exhibit A-17 hereto, representing the right to its Percentage Interest of distributions provided for the Class II-B-IO Certificates herein.

                  Class II-B-IO Distribution Amount: With respect to any Distribution Date, the amount allocable to the Class II-B-IO Certificates as provided in Section 5.06(b), note 5, for such Distribution Date and all prior Distribution Dates, less the aggregate of all amounts distributed (or deemed distributed in accordance with Section 5.06(e)) with respect to the Class II-B-IO Certificates on prior Distribution Dates.

                  Class II-M-1 Certificate: Any Certificate designated as a "Class II-M-1 Certificate" on the face thereof, in the form of Exhibit A-13 hereto, representing the right to its Percentage Interest of distributions provided for the Class II-M-1 Certificates as set forth herein.

                  Class II-M-1 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.80% per annum and (ii) thereafter, 1.20% per annum.

                  Class II-M-1 Principal Distribution Amount: For Group II and any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the related Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class II-M-1 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 84.20% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the related Overcollateralization Floor.

                  Class II-M-1 Yield Maintenance Agreement: The Confirmation, Ref. No. FXBS054SD2 dated the Closing Date, by and between the Yield Maintenance Provider and the Trust, relating to the Class II-M-1 Certificates.

                  Class II-M-2 Certificate: Any Certificate designated as a "Class II-M-2 Certificate" on the face thereof, in the form of Exhibit A-14 hereto, representing the right to its Percentage Interest of distributions provided for the Class II-M-2 Certificates as set forth herein.

                  Class II-M-2 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.30% per annum and (ii) thereafter, 1.95% per annum.

                  Class II-M-2 Principal Distribution Amount: For Group II and any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the related Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class II-M-1 Certificates (after taking into account distributions of the Class II-M-1 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class II-M-2 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 89.80% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the related Overcollateralization Floor.

                  Class II-M-2 Yield Maintenance Agreement: The Confirmation, Ref. No. FXBS054SD3, dated the Closing Date, by and between the Yield Maintenance Provider and the Trust, relating to the Class II-M-2 Certificates.

                  Class II-M-3 Certificate: Any Certificate designated as a "Class II-M-3 Certificate" on the face thereof, in the form of Exhibit A-15 hereto, representing the right to its Percentage Interest of distributions provided for the Class II-M-3 Certificates as set forth herein.

                  Class II-M-3 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.10% per annum and (ii) thereafter, 3.15% per annum.

                  Class II-M-3 Principal Distribution Amount: For Group II and any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the related Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class II-M-1 Certificates (after taking into account distributions of the Class II-M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class II-M-2 Certificates (after taking into account distributions of the Class II-M-2 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class II-M-3 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 92.60% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (c) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the related Overcollateralization Floor.

                  Class II-M-3 Yield Maintenance Agreement: The Confirmation, Ref. No. FXBS054SD4, dated the Closing Date, by and between the Yield Maintenance Provider and the Trust, relating to the Class II-M-3 Certificates.

                  Class II-M-4 Certificate: Any Certificate designated as a "Class II-M-4 Certificate" on the face thereof, in the form of Exhibit A-16 hereto, representing the right to its Percentage Interest of distributions provided for the Class II-M-4 Certificates as set forth herein.

                  Class II-M-4 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.10% per annum and (ii) thereafter, 3.15% per annum.

                  Class II-M-4 Principal Distribution Amount: For Group II and any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the related Class A Certificates (after taking into account distributions of the related Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class II-M-1 Certificates (after taking into account distributions of the Class II-M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class II-M-2 Certificates (after taking into account distributions of the Class II-M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class II-M-3 Certificates (after taking into account distributions of the Class II-M-3 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class II-M-4 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 93.60% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the related Overcollateralization Floor; provided, however, that on each Distribution Date on and after which the aggregate Certificate Principal Balance of the related Class A and Class M Certificates, other than the Class II-M-4 Certificates, have been reduced to zero, the Class II-M-4 Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

                  Class II-M-4 Yield Maintenance Agreement: The Confirmation, Ref. No. FXBS054SD5, dated the Closing Date, by and between the Yield Maintenance Provider and the Trust, relating to the Class II-M-4 Certificates.

                  Class A Certificates: The Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class II-A-1 Certificates and the Class II-A-2 Certificates.

                  Class A Principal Distribution Amount: For Group II and any Distribution Date, an amount equal to the excess, if any, of

                  (i) the aggregate Certificate Principal Balance of the related Class A Certificates immediately prior to that Distribution Date, over

                  (ii) the lesser of (a) 71.50% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class Prepayment Distribution Trigger: A test, which shall be satisfied for a Class of Group I Subordinate Certificates for a Distribution Date if the fraction (expressed as a percentage), the numerator of which is the aggregate Certificate Principal Balance of such Class of Certificates and each Class of Group I Certificates subordinate thereto, if any, and the denominator of which is the sum of the aggregate Stated Principal Balance of all of the Group I Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and any amounts on deposit in the Pre-Funding Account with respect to Group I as of the last day of the related Due Period, equals or exceeds such percentage calculated as of the Closing Date.

                  Class R-1 Certificate: Any Certificate designated as a "Class R-1 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-15 hereto, and evidencing ownership of the residual interest in REMIC I and representing the right to the Percentage Interest of distributions provided for the Class R-1 Certificate as set forth herein.

                  Class R-2 Certificate: Any Certificate designated as a "Class R-2 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-16 hereto, and evidencing ownership of the residual interest in REMIC II and representing the right to the Percentage Interest of distributions provided for the Class R-2 Certificate as set forth herein.

                  Closing Date:  October 20, 2005.

                  Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

                  Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of (x) the original principal balance of the related Mortgage Loan and (y) the outstanding principal balance at the date of origination of the Mortgage Loan of any senior mortgage loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

                  Compensating Interest: With respect to any Mortgage Loan and any Distribution Date, an amount, not to exceed the related Servicing Fee, to be applied by the EMC Servicer pursuant to Section 2.02 of Exhibit K or by any other Servicer pursuant to the related Servicing Agreement to the payment of a Prepayment Interest Shortfall on such Mortgage Loan or by the Master Servicer pursuant to Section 5.02 hereof.

                  Corporate Trust Office: The designated office of the Trustee where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004 Attention: Worldwide Securities Services/Global Debt--BSABS Series 2005-SD4, or at such other address as the Trustee may designate from time to time. With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust, BSABS 2005-SD4, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust, BSABS 2005-SD4.

                  Cross-over Date: The Distribution Date on which the aggregate Certificate Principal Balance of the Group I Subordinate Certificates is reduced to zero (after giving effect to all related distributions on such Distribution
Date).

                  Current Interest: As of any Distribution Date, with respect to each Class of Group I Certificates (other than the Class I-PO Certificates), (i) the interest accrued on the Certificate Principal Balance, or Notional Balance in the case of the Class I-X Certificates, during the related Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy, minus, to the extent allocated to such Class, (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest, and (b) any shortfalls resulting from application of the Relief Act or similar state laws during the related Due Period; provided, however, that for purposes of calculating Current Interest for any such Class, amounts specified in clause
(ii) hereof for any such Distribution Date shall be allocated first to the Class II-B-IO Certificates and the Residual Certificates in reduction of amounts otherwise distributable to such Certificates on such Distribution Date and then any excess shall be allocated to each Class of Group II Certificates pro rata based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

                  Custodial Agreement: The Custodial Agreement, dated as of October 20, 2005, among the Trustee, the Depositor, the EMC Servicer, the Master Servicer and the Custodian, as amended or supplemented from time to time.

                  Custodian: Wells Fargo Bank, N.A., as custodian and agent for the Trustee with respect to the Mortgage Loans.

                  Cut-off Date:  The close of business on September 1, 2005.

                  Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, or Subsequent Cut-off Date, as applicable, after application of all Principal Prepayments received prior to the Cut-off Date, or Subsequent Cut-off Date, as applicable, and, except with respect to any Simple Interest Loans, scheduled payments of principal due on or before the Cut-off Date, or Subsequent Cut-off

Date, as applicable, whether or not received but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date, or Subsequent Cut-off Date, as applicable. The aggregate Cut-Off Date Principal Balance of the Initial Mortgage Loans in Group I and Group II is $210,085,603 and $180,421,785 respectively.

                  Deferred Interest: With respect to any negatively amortizing Mortgage Loan, the excess of the amount of interest due on such negatively amortizing Mortgage Loan over the interest portion of the scheduled payment due thereon, which is permitted under the terms of the related Mortgage Note to be added to the principal of the Mortgage Note.

                  Definitive Certificates:  As defined in Section 6.06.

                  Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

                  Delinquency Event: A Delinquency Event with respect to Group II shall have occurred and be continuing if at any time, (x) the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Group II Mortgage Loans that are 61 days or more Delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Group II Mortgage Loans as of the last day of the related Due Period equals or exceeds (y) 35.00% of the aggregate Certificate Principal Balance of the Group II Subordinate Certificates plus the Overcollateralization Amount (in each case after taking into account distribution of the Principal Distribution Amount on such Distribution Date) as a percentage of the sum of (x) the Stated Principal Balances of the Group II Mortgage Loans and (y) the amount on deposit in the Pre-Funding Account with respect to Group II, as of the last day of the related Due Period.

                  Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  Denomination: With respect to the Certificates, the amount, if any, set forth on the face thereof as, in the case of a Certificate having a Certificate Principal Balance, the "Initial Principal Balance of this Certificate," and, in the case of a Class I-X or Class II-B-IO Certificate, as the "Initial Principal Balance (Notional) of this Certificate."

                  Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successor in interest.

                  Depository: The initial Depository shall be DTC, the nominee of which is Cede, or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

                  Depository Agreement: With respect to the Class of Book-Entry Certificates, the agreement between the Trust and the initial Depository, dated October 19, 2005, substantially in the form of Exhibit I.

                  Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Determination Date: With respect to any Distribution Date and
(i) the EMC Servicer, the 15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day or
(ii) each other Servicer, the date specified in the related Servicing Agreement.

                  Discount Mortgage Loan: A Group I Mortgage Loan with a Net Mortgage Rate less than 6.00%.

                  Distribution Account: The separate Eligible Account created and maintained by the Paying Agent pursuant to Section 4.04 in the name of the Trustee for the benefit of the Certificateholders and designated "JPMorgan Chase Bank, N.A., in trust for registered holders of Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Distribution Account Deposit Date: As to any Distribution Date, on or before 1:00 p.m. Central time on the Business Day immediately preceding such Distribution Date.

                  Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in October 2005.

                  DTC: The Depository Trust Company, or its successors in interest.

                  Due Date: As to any Mortgage Loan (other than a Simple Interest Loan), the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note, and with respect to any Simple Interest Loans, the last day of the immediately preceding Prepayment Period, if its Scheduled Payment is due during such Prepayment Period.

                  Due Period: With respect to any Distribution Date and any Mortgage Loan (other than any Simple Interest Loan), the period from the second day of the calendar month preceding the calendar month in which such Distribution Date occurs through close of business on the first day of the calendar month in which such Distribution Date occurs, and with respect to any Simple Interest Loans, the calendar month immediately preceding the month in which such Distribution Date occurs.

                  Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating, respectively (or, if S&P is a Rating Agency, in its highest long-term and one of its two highest short-term ratings, respectively), at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted

Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained and such uninsured deposits will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

                  EMC:  EMC Mortgage Corporation, a Delaware corporation.

                  EMC Mortgage Loans: The Mortgage Loans listed on the Mortgage Loan Schedule as being serviced by the EMC Servicer.

                  EMC Servicer: EMC, in its capacity as servicer hereunder, and its successors and assigns.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA Restricted Certificate: Each Class of Certificates other than the Class A Certificates.

                  Event of Default:  As defined in Section 8.01 hereof.

                  Excess Cashflow: With respect to Group II and any Distribution Date, an amount, if any, equal to the sum of (a) the Excess
Overcollateralization Amount and (b) the Remaining Excess Spread, in each case for such Distribution Date.

                  Excess Liquidation Proceeds: To the extent not required by law to be paid to the related Mortgagor, the excess, if any, of any Liquidation Proceeds with respect to a Mortgage Loan over the Stated Principal Balance of such Mortgage Loan and accrued and unpaid interest at the related Mortgage Rate through the last day of the month in which the Mortgage Loan has been liquidated.

                  Excess Overcollateralization Amount: With respect to Group II and the first Distribution Date, $0. With respect to Group II and any subsequent Distribution Date, the lesser of (i) Principal Funds of such Group and (ii) the excess, if any, of the Overcollateralization Amount over the Specified Overcollateralization Amount, in each case for such Distribution Date.

                  Excess Spread: With respect to Group II and any Distribution Date, the excess, if any, of (i) Interest Funds of such Group for such Distribution Date over (ii) the sum of Current Interest on the Group II Certificates and Interest Carry Forward Amounts on the related Class A Certificates, in each case for such Group and Distribution Date.

                  Excess Yield Maintenance Amount: With respect to Group II and the first Distribution Date, $0. With respect to Group II and any subsequent Distribution Date, the excess, if any, of (a) the sum of the Yield Maintenance Payments for the Group II Certificates for such Distribution Date over (b) the sum of the Yield Maintenance Agreement Amounts for the Group II Certificates for such Distribution Date.

                  Extra Principal Distribution Amount: With respect to Group II and the first Distribution Date, $0. With respect to Group II and any subsequent Distribution Date, the lesser of (i) the excess, if any, of the Specified Overcollateralization Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date and (ii) the Excess Spread for such Distribution Date.

                  Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association), or any successor thereto.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  Final Maturity Reserve Account: The account established and maintained by the Paying Agent pursuant to Section 4.09.

                  FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

                  Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

                  Fitch:  Fitch Ratings.

                  Freddie Mac: Freddie Mac (also known as Federal Home Loan Mortgage Corporation), or any successor thereto.

                  Gross Margin: With respect to each Mortgage Loan that bears an adjustable rate of interest, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the Minimum Lifetime Mortgage Rate, the Maximum Lifetime Mortgage Rate and the Periodic Rate Cap, each as applicable) the Mortgage Rate until the next succeeding Interest Adjustment Date.

                  Group: Either a Loan Group or a Certificate Group, as the context requires.

                  Group I: Either the Group I Certificates or Loan Group I, as the context requires.

                  Group I Certificates: The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-X Certificates, Class I-PO Certificates, Class I-B-1 Certificates, Class I-B-2 Certificates, Class I-B-3 Certificates, Class I-B-4 Certificates, Class I-B-5 Certificates and Class I-B-6 Certificates.

                  Group I Senior Certificates: The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-X Certificates and Class I-PO Certificates.

                  Group I Subordinate Certificates: The Class I-B-1 Certificates, the Class I-B-2 Certificates, the Class I-B-3 Certificates, the Class I-B-4 Certificates, the Class I-B-5 Certificates and the Class I-B-6 Certificates.

                  Group II: Either the Group II Certificates or Loan Group II, as the context requires.

                  Group II Certificates: The Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-M-1 Certificates, the Class II-M-2 Certificates, the Class II-M-3 Certificates and the Class II-M-4 Certificates.

                  Group II Senior Certificates: The Class II-A-1 Certificates and the Class II-A-2 Certificates.

                  Group II Senior Certificates Yield Maintenance Agreement: The Confirmation, Ref. No. FXBS054SD1, dated the Closing Date, by and between the Yield Maintenance Provider and the Trust, relating to the Class II-A-1 Certificates and the Class II-A-2 Certificates.

                  Group II Subordinate Certificates: The Class II-M-1 Certificates, the Class II-M-2 Certificates, the Class II-M-3 Certificates and the Class II-M-4 Certificates.

                  Indemnified Persons: The Trustee, the Master Servicer, the Seller, the Depositor, the Custodian and the Securities Administrator and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

                  Index: With respect to each Mortgage Loan that bears an adjustable rate of interest, the index set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, by reference to which the related Mortgage Rate will be adjusted from time to time.

                  Initial Certificate Principal Balance: With respect to any Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

                  Initial Mortgage Loan: A Mortgage Loan transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and held as a part of the Trust Fund, as identified in the applicable Mortgage Loan Schedule.

                  Initial Overcollateralization Amount: $5,412,785.00 in the case of Group II only.

                  Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any such insurance policies.

                  Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that such Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and exclusive of Subsequent Recoveries.

                  Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

                  Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Group II Certificates (other than the Class II-B-IO Certificates and the Residual Certificates), the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Accrual Period including the Accrual Period relating to such Distribution Date.

                  Interest Coverage Account: The account or sub-account established and maintained pursuant to Section 4.08 and which shall be an Eligible Account or a sub-account of an Eligible Account.

                  Interest Coverage Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Interest Coverage Account on the Closing Date pursuant to Section 4.08, which amount is $20,429.

                  Interest Determination Date: With respect to each Group II Certificate, for the first Accrual Period, October 18, 2005, and with respect to any Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Accrual Period.

                  Interest Funds: For a Group and any Distribution Date (i) the sum, without duplication, of the following amounts, in each case with respect to the related Group: (a) all interest received during the related Due Period with respect to the related Mortgage Loans less the related Servicing Fee, and Master Servicing Fee referred to in clause (ii) of the definition thereof, (b) all Advances relating to interest with respect to the related Mortgage Loans made on or prior to the related Master Servicer Advance Date, (c) all Compensating Interest with respect to the related Mortgage Loans and required to be remitted pursuant to the related Servicing Agreement or this Agreement with respect to such Distribution Date, (d) Liquidation Proceeds with respect to the related Mortgage Loans collected during the related Prepayment Period (to the extent such Liquidation Proceeds relate to interest), (e) all amounts relating to interest with respect to each related Mortgage Loan repurchased by the Seller pursuant to Sections 2.02, 2.03 and 3.20, (f) all amounts in respect of interest paid by EMC pursuant to Section 10.01, in each case to the extent remitted by the Master Servicer or Servicer to the Master Servicer Collection Account pursuant to this Agreement or the related Servicing Agreement and (g) for each Distribution Date during and immediately following the Pre-Funding Period, any amounts transferred to the Distribution Account from the Interest Coverage Account in respect of such Group pursuant to Section 4.08 , minus (ii) all amounts relating to such Group's (or, if not allocable to a Group, such Group's pro rata share of such amounts) interest reimbursed pursuant to Sections 4.03 and 4.05.

                  Interest Rate Adjustment Date: With respect to each Mortgage Loan that bears an adjustable rate of interest, the date set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, on which the related Mortgage Rate is subject to adjustment.

                  Interest-Only Certificates:  The Class I-X Certificates.

                  Interest Rate Cap: For any Distribution Date and the Group II Certificates, the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs, adjusted to reflect the accrual of interest based on the actual number of days elapsed in the related Accrual Period divided by 360.

                  Latest Possible Maturity Date: For the Group I Certificates, the Distribution Date in September 2035 and, for the Group II Certificates, the Class II-B-IO Certificates and the Residual Certificates, the Distribution Date in December 2042, which in the case of Group II, is the Distribution Date in the month following the latest maturing mortgage loan in the such Group. For purposes of the Treasury Regulations under Code section 860A through 860G, the latest possible maturity date of each regular interest issued by REMIC I and REMIC II shall be the related Latest Possible Maturity Date.

                  LIBOR Business Day: Any day on which banks in the London, England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

                  Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Master Servicer or a Servicer has certified (in accordance with Section 3.07) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

                  Liquidation Proceeds: Amounts, other than Insurance Proceeds and Subsequent Recoveries, received in connection with the partial or complete liquidation of a Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received with respect to an REO Property, less the sum of related unreimbursed Advances, Servicing Fees and Servicing Advances and all expenses of liquidation, including property protection expenses and foreclosure and sale costs, including court and reasonable attorney's fees.

                  Loan Group: Either Loan Group I or Loan Group II, as the context requires.

                  Loan Group I: The pool of Mortgage Loans identified in the related Schedule of Mortgage Loans as having been assigned to Group I in Schedule B-I hereto.
                  Loan Group II: The pool of Mortgage Loans identified in the related Schedule of Mortgage Loans as having been assigned to Group II in Schedule B-II hereto.

                  Master Servicer: Wells Fargo Bank, N.A., a national banking association, in its capacity as master servicer hereunder, and its successors and assigns.

                  Master Servicer Advance Date: As to any Distribution Date, on or before 1:00 p.m. Central time on the Business Day immediately preceding such Distribution Date.

                  Master Servicing Fee: For any Distribution Date, the sum of
(i) all income and gain, net of losses, realized from any investment of funds in the Distribution Account and the Master Servicer Collection Account since the prior Distribution Date and (ii) with respect to each Mortgage Loan, an amount equal to 1/12th of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs.

                  Master Servicing Fee Rate:  0.01% per annum.

                  Master Servicer Certification: A written certification covering servicing of the Mortgage Loans by all Servicers and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superseded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

                  Master Servicer Collection Account: The separate Eligible Account created and initially maintained by the Master Servicer pursuant to
Section 4.02 with a depository institution in the name of the Trustee for the benefit of the Certificateholders and designated "JPMorgan Chase Bank, N.A., in trust for registered holders of Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through

Certificates, Series 2005-SD4." Funds in the Master Servicer Collection Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Maximum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

                  Minimum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the minimum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

                  MOM Loan: Any Mortgage Loan as to which, at origination thereof, MERS acts as the mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 5.05.

                  Moody's:  Not applicable.

                  Mortgage: The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest, or creating a second lien on or second priority ownership interest, as applicable, in an estate in fee simple in real property securing a Mortgage Note.

                  Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Custodian on behalf of the Trustee to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof, as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of the representation contained in Section 2.03(b)(v) hereof, shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund.

                  Mortgage Loan Purchase Price: The price, calculated as set forth in Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

                  Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement as well as the addition of Subsequent Mortgage Loans transferred to the Trust pursuant to a Subsequent Transfer Instrument) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement. The initial Mortgage Loan Schedule is attached hereto as Exhibit B and sets forth the following information with respect to each Initial Mortgage Loan:

                  (i) the loan number;

                  (ii) the Servicer and/or Master Servicer thereof;

                  (iii) the Mortgage Rate in effect as of the Cut-off Date;

                  (iv) the Master Servicing Fee Rate;

                  (v) the related Servicing Fee Rate;

                  (vi) the Net Mortgage Rate in effect as of the Cut-off Date;

                  (vii) the stated maturity date;

                  (viii) the original principal balance;

                  (ix) the stated original term;

                  (x) the next payment date;

                  (xi) the monthly payment;

                  (xii) the remaining term;

                  (xiii) the property type;

                  (xiv) if it is a first or second lien on the related Mortgaged Property;

                  (xv) if applicable, that such Mortgage Loan is a Balloon Loan;

                  (xvi) whether interest accrues at a fixed rate, and otherwise, the applicable Index (with respect to adjustable rate Mortgage Loans);

                  (xvii) the Gross Margin, if applicable;

                  (xviii) the intervals between Interest Adjustment Dates, if applicable;

                  (xix) the next succeeding Interest Adjustment Date, if applicable;

                  (xx) the Periodic Rate Cap, if applicable;

                  (xxi) the Minimum Lifetime Mortgage Rate, if applicable;

                  (xxii) the Maximum Lifetime Mortgage Rate, if applicable;

                  (xxiii) the Combined Loan-to-Value Ratio as of the Cut-off
         Date;

                  (xxiv) [Reserved];

                  (xxv) the Cut-off Date Principal Balance;

                  (xxvi) if applicable, that such Mortgage Loan is a Simple Interest Loan;

                  (xxvii) if applicable, that such Mortgage Loan provides for negative amortization; and

                  (xxviii) the MIN with respect to each Mortgage Loan registered on the MERS(R) System.

Such schedule shall also set forth the total of the amounts described under
(xxv) above for all of the Mortgage Loans.

                  Mortgage Note: The original executed note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

                  Mortgage Rate: The annual rate of interest borne by a Mortgage Note.

                  Mortgaged Property: The underlying property securing a Mortgage Loan.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net Interest Shortfalls: With respect to any Group and Distribution Date, the aggregate Prepayment Interest Shortfalls, if any, for such Group and Distribution Date, net of related Compensating Interest Payments made with respect to such Distribution Date.

                  Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of the related Servicing Fee Rate and the Master Servicing Fee Rate.

                  Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

                  Non-Offered Certificates: Any of the Class I-B-4 Certificates, the Class I-B-5 Certificates, the Class I-B-6 Certificates, the Class II-B-IO Certificates or the Residual Certificates.

                  Non-PO Percentage: With respect to each Group I Mortgage Loan that is a Discount Mortgage Loan, the related Net Mortgage Rate divided by 6.00%, and with respect to each Group I Mortgage Loan that is not a Discount Mortgage Loan, 100%.

                  Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable by it from the related Mortgagor, related Liquidation Proceeds or otherwise.

                  Notional Balance: With respect to the Class I-X Certificates, as of any date of determination, the aggregate Stated Principal Balance of the Group I Mortgage Loans with a Net Mortgage Rate greater than 6.25% per annum.

                  Offered Certificates: All of the Certificates other than the Non-Offered Certificates.

                  Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, the EMC Servicer or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor, the Seller, the Securities Administrator, the Master Servicer and/or the Trustee, as the case may be, as required by this Agreement.

                  One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Accrual Period shall equal 4.00% per annum. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Accrual Period. The establishment of One-Month LIBOR on each Determination Date by the Securities Administrator and the Securities Administrator's calculation of the rate of interest applicable to the Certificates bearing interest based on One-Month LIBOR shall, in the absence of manifest error, be conclusive and binding.

                  Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to each addressee of such opinion; provided that with respect to Section 7.05 or 11.01, or the interpretation or application of the REMIC Provisions, such counsel must
(i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. For purposes of the EMC Servicer's obligations pursuant to Exhibit K, a written opinion of counsel, who may be counsel to the EMC Servicer, reasonably acceptable to each addressee of such opinion.

                  Optional Termination: The termination of either Loan Group I or Loan Group II as a result of the purchase of all of the Mortgage Loans of the related Group and any related REO Property pursuant to the last sentence of
Section 10.01 hereof.

                  Optional Termination Date: The Distribution Date on which the Stated Principal Balance of all of the Mortgage Loans in the related Loan Group is equal to or less than 10%, in the case of Group I and 20%, in the case of Group II, of the sum of (x) the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans in the related Group and (y) the Pre-Funded Amount with respect to the related Loan Group as of the Closing Date.

                  Original Subordinate Principal Balance: With respect to the Subordinate Certificate of a Group, the aggregate Certificate Principal Balance of the Subordinate Certificates of the related Group as of the Closing Date.

                  Original Value: The value of the property underlying a Mortgage Loan based on an appraisal.

                  Originator: Any of the entities which either originated or acquired a Mortgage Loan and transferred such Mortgage Loan to the Seller.

                  OTS:  The Office of Thrift Supervision.

                  Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

                  (a) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

                  (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

                  Outstanding Mortgage Loan: As of any date of determination, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the end of the related Prepayment Period.

                  Overcollateralization Amount: With respect to Group II and any Distribution Date, the excess, if any, of (i) the sum of (x) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (y) the amount on deposit in the Pre-Funding Account with respect to Group II as of the last day of the related Due Period, over (ii) the sum of the Certificate Principal Balances of the Group II Certificates (after taking into account the payment of principal other than the Extra Principal Distribution Amount on such Certificates) on such Distribution Date.

                  Overcollateralization Floor: For Group II and any date of determination, 0.50% of the sum of (x) the aggregate Cut-off Date Principal Balance of the Group II Mortgage Loans and (y) the Pre-Funded Amount with respect to Group II as of the Closing Date.

                  Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

                  Pass-Through Rate: With respect to each Class of Certificates, other than the Class I-PO Certificates, the Class II-B-IO Certificates and the Residual Certificates, the applicable interest rate for each such Class as set forth in Section 6.01.

                  Paying Agent: The Securities Administrator and any successor paying agent appointed hereunder.

                  Percentage Interest: With respect to any Certificate of a specified Class, the Percentage Interest set forth on the face thereof or the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of such Class.

                  Periodic Rate Cap: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum adjustment that can be made to a Mortgage Rate on each Interest Adjustment Date in accordance with its terms, regardless of the change in the applicable Index.

                  Permitted Investments: At any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest short-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency (but only if S&P is not a Rating Agency);

                  (iii) [Reserved];

                  (iv) commercial or finance company paper which is then receiving the highest short-term rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency (but only if S&P is not a Rating Agency);

                  (v) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities (or, if S&P is a Rating Agency, the highest long-term and one of the two highest short-term ratings of such securities), or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency (but only if S&P is not a Rating Agency);

                  (vi) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vii) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency (but only if S&P is not a Rating Agency);

                  (viii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

                  (ix) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of each Rating Agency (provided that, for so long as Moody's is a Rating Agency, such rating shall be the highest commercial paper rating of Moody's for any such securities) (but only if S&P is not a Rating Agency), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency (but only if S&P is not a Rating Agency);

                  (x) interests in any money market fund (including any such fund managed or advised by the Trustee, the Master Servicer, the Securities Administrator or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by each Rating Agency rating such fund (and, so long as S&P is a Rating Agency, the long term ratings must be either AAAm or AAAm-G) or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency (but only if S&P is not a Rating Agency);

                  (xi) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the Trustee, the Master Servicer, the Securities Administrator or any affiliate thereof) which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency (but only if S&P is not a Rating Agency); and

                  (xii) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency (but only if S&P is not a Rating Agency);

                  provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (vii) above); provided further that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Master Servicer but not yet deposited in the Master Servicer Collection Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Master Servicer shall receive an Opinion of Counsel, at the expense of the Master Servicer, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

                  Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners) or other entity (treated as a corporation or a partnership for federal income tax purposes), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust or and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel (which shall not be an expense of the Trustee) that states that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.
                  PO Percentage: With respect to each Group I Mortgage Loan that is a Discount Mortgage Loan, 6.00% minus the related Net Mortgage Rate, divided by 6.00%, and with respect to each Group I Mortgage Loan that is not a Discount Mortgage Loan, 0%.

                  Pre-Funded Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Pre-Funding Account on the Closing Date with respect to the Mortgage Loans in each Loan Group, which amount is, with respect to Group I, $682,697.82, and with respect to Group II $1,200,780.48.

                  Pre-Funding Account: The account or sub-account established and maintained pursuant to Section 4.07 and which shall be an Eligible Account or a sub-account of an Eligible Account.

                  Pre-Funding Period: The period from the Closing Date until the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of investment income) is reduced to zero or (ii) January 18, 2006.

                  Pre-Funding Reserve Account: The account or sub-account established and maintained pursuant to Section 4.07 and which shall be an Eligible Account or a sub-account of an Eligible Account.

                  Prepayment Assumption: The applicable rate of prepayment, as described in the Prospectus Supplement relating to each Class of Offered Certificates.

                  Prepayment Charge: Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or that became a Liquidated Loan during the related Prepayment Period, (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to
Section 2.02, 2.03, 3.20 or 10.01 hereof), the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or Liquidation Proceeds) exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment or such Liquidation Proceeds.

                  Prepayment Period: With respect to any Distribution Date and the Mortgage Loans serviced by EMC, the period from the sixteenth day of the calendar month preceding the calendar month in which such Distribution Date occurs through the close of business on the fifteenth day of the calendar month in which such Distribution Date occurs in. With respect to any Distribution Date and all other Mortgage Loans, the period that is provided in the related Servicing Agreement.

                  Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related security instrument, if any or any replacement policy therefor through the related Accrual Period for such Class relating to a Distribution Date.

                  Principal Distribution Amount: With respect to Group II and any each Distribution Date, an amount equal to (x) the related Principal Funds for such Distribution Date plus (y) any Extra Principal Distribution Amount for such Distribution Date minus (z) the Excess Overcollateralization Amount for such Distribution Date.

                  Principal Funds: With respect to a Group and any Distribution Date, (i) the sum, without duplication, of the following amounts, in each case with respect to a related Group: (a) all scheduled principal (or with respect to any Simple Interest Loans, actual principal) collected during the related Due Period, (b) all Advances (except with respect to any Simple Interest Loans) relating to principal made on or before the Master Servicer Advance Date, (c) Principal Prepayments exclusive of Prepayment Charges collected during the related Prepayment Period, (d) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Seller or a Servicer pursuant to Sections 2.02,
2.03 or 3.20, (e) the aggregate of all Substitution Adjustment Amounts for the related Determination Date in connection with the substitution of Mortgage Loans pursuant to Section 2.03(c), (f) amounts in respect of principal paid by the pursuant to Section 10.01, (g) all Liquidation Proceeds collected during the related Due Period (to the extent such Liquidation Proceeds relate to principal) and any amounts transferred to the Distribution Account from the Pre-Funding Account in respect of such Group on the Distribution Date immediately following the end of the Pre-Funding Period, less all non-recoverable Advances relating to principal reimbursed during the related Due Period and all Subsequent Recoveries received during the related Due Period and minus (ii) all amounts relating to such Group's (or if not allocable to a Group, such Group's pro rata share of such amounts) principal or not allocable to either interest or principal reimbursed pursuant to Sections 4.03 and 4.05.

                  Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 3.20 and 10.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer or the applicable Servicer, as appropriate, in accordance with the terms of the related Mortgage Note.

                  Projected Principal Balances: For any Yield Maintenance Agreement and Distribution Date, the related Notional Amount for such Distribution Date set forth on Schedule I of the related Yield Maintenance Agreement.

                  Prospectus Supplement: The Prospectus Supplement dated October 18, 2005 relating to the public offering of the Offered Certificates.

                  Protected Account: An account established and maintained by each Servicer with respect to receipts on the Mortgage Loans and REO Property serviced by such Servicer in accordance with the related Servicing Agreement or Exhibit K hereto.

                  Protected Party:  As defined in Section 7.04 hereof.

                  PUD:  A Planned Unit Development.

                  Purchase Price: With respect to any Mortgage Loan (x) required to be repurchased by the Seller pursuant to Section 2.02 or 2.03 hereof or (y) that the Seller has a right to purchase pursuant to Section 3.20 hereof, an amount equal to the sum of (i) 100% of the outstanding principal balance of the Mortgage Loan as of the date of such purchase plus (ii) accrued interest thereon at the applicable Mortgage Rate through the first day of the month in which the Purchase Price is to be distributed to Certificateholders plus (iii) in the case of a repurchase of such Mortgage Loan resulting from breach of the representation or warranty contained in Section 2.03(b)(vii)(G) or 2.03(b)(vii)(LL), any costs or damages incurred by the Trust in connection with the violation by such Mortgage Loan of any predatory or abusive lending law, reduced by (iv) any portion of the Servicing Fee, Servicing Advances and Advances payable to the purchaser of the Mortgage Loan.

                  Rating Agency: Each of S&P and Fitch. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

                  Realized Loss: With respect to each Liquidated Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation, minus (ii) the Liquidation Proceeds, if any, received in connection with such liquidation during the month in which such liquidation occurs, to the extent applied as recoveries of principal of the Liquidated Loan.

                  Realized Loss Event: A Realized Loss Event with respect to Group II will be deemed to have occurred if the aggregate of Realized Losses (reduced by the aggregate amount of Subsequent Recoveries) from the Closing Date through the last day of the related Due Period with respect to the Mortgage Loans of such Group, as a percentage of the sum of (x) the aggregate Stated Principal Balance of the related Mortgage Loans as of the Cut-off Date and (y) the Pre-Funded Amount with respect to the related Loan Group as of the Closing Date, exceed for Distribution Dates occurring:

       DISTRIBUTION DATE                                        LOSS PERCENTAGE
       -----------------                                        ---------------
       October 2008 through September 2009..................          1.25%
       October 2009 through September 2010..................          1.75%
       October 2010 and each month thereafter...............          2.25%

                  Record Date: With respect to each Class of Certificates (except the Adjustable Rate Certificates) and (a) the first Distribution Date, the Closing Date, and (b) with respect to any other Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs. With respect to the Adjustable Rate Certificates and any Distribution Date, so long as such Certificates are Book-Entry Certificates, the Business Day preceding such Distribution Date, and otherwise, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

                  Reference Bank Rate: With respect to any Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of all Adjustable Rate Certificates on such Interest Determination Date, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Certificates which bear an adjustable rate of interest on such Interest Determination Date.

                  Reference Banks: Barclays Bank PLC, Citibank, N.A. and Deutsche Bank AG, provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor, the Seller, the Master Servicer or any affiliate thereof and (iii) which have been designated as such by the Trustee.

                  Regular Certificate: Any Certificate other than a Residual Certificate.

                  Relief Act: The Servicemembers Civil Relief Act.

                  Remaining Excess Spread: With respect to Group II and any Distribution Date, the Excess Spread less any Extra Principal Distribution Amount, in each case for such Distribution Date.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

                  REMIC I: The segregated pool of assets described in Section 5.06(a).

                  REMIC I Certificates: The REMIC I Regular Interests and the Class R-1 Certificate.

                  REMIC I Regular Interests: As defined in Section 5.06(b).

                  REMIC II: The segregated pool of assets consisting of the REMIC I regular interests and constituting a REMIC hereunder.

                  REMIC II Certificates: The REMIC II Regular Interests and the Class R-2 Certificate.

                  REMIC II Regular Interests: As defined in Section 5.06(c).

                  REMIC Opinion: An Opinion of Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC while any regular interest in any such REMIC is outstanding, (ii) result in a tax on prohibited transactions or (iii) constitute a taxable contribution after the Startup Day.

                  REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

                  Remittance Report:  As defined in Section 5.04(c).

                  REO Property: A Mortgaged Property acquired by a Servicer or the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Replacement Mortgage Loan: A Mortgage Loan or Mortgage Loans in the aggregate substituted by the Seller for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan;
(ii) have a Mortgage Rate not less than or more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) if the Deleted Mortgage Loan is an EMC Mortgage Loan, be an EMC Mortgage Loan; (v) have a Combined Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vii) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate; (viii) provide for a Prepayment Charge on terms substantially similar to those of the Prepayment Charge, if any, of the Deleted Mortgage Loan; (ix) have the same lien priority as the Deleted Mortgage Loan; (x) constitute the same occupancy type as the Deleted Mortgage Loan or be owner occupied; (xi) be current in payment of principal and interest as of the date of substitution; (xii) have payment terms that do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted; (xiii) if the Deleted Mortgage Loan bears an adjustable rate of interest, have a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of the Deleted Mortgage Loan, have the same Index and interval between Interest Adjustment Dates, and a Minimum Lifetime Mortgage Rate no lower than that of such Deleted Mortgage Loan; and (xiv) comply with each representation and warranty set forth in Section 2.03 hereof.

                  Request for Release: The Request for Release to be submitted by the Seller, a Servicer or the Master Servicer to the Trustee and/or the Custodian, as appropriate, substantially in the form of Exhibit H. Each Request for Release furnished to the Trustee and/or the Custodian by the Seller, a Servicer or the Master Servicer shall be in duplicate and shall be executed by a Servicing Officer (or, if furnished electronically to the Trustee and/or Custodian, shall be deemed to have been sent and executed by a Servicing Officer) of the Seller, the Servicer or the Master Servicer, as applicable.

                  Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement or the related Servicing Agreement.

                  Residual Certificates: The Class R-1 Certificates and Class R-2 Certificates.

                  Responsible Officer: With respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer with specific responsibility for the transaction contemplated hereby or other officers of the Trustee specified by the Trustee, as to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Securities Administrator: Wells Fargo Bank, N.A., in its capacity as securities administrator hereunder, and its successors and assigns.

                  Securities Administrator Fee: As to any Distribution Date, a fee payable to the Securities Administrator by the Master Servicer out of its own funds in such capacity as they may separately agree.

                  Seller: EMC, in its capacity as seller of the Mortgage Loans to the Depositor.

                  Servicer:  Each of the EMC Servicer and WFB.

                  Servicer Remittance Date: With respect to each Mortgage Loan,
(i) in the case of the EMC Servicer, the 23rd day of each calendar month, or if such 23rd day is not a Business Day, the next succeeding Business Day (or, if such next succeeding Business Day would be the Distribution Date, the immediately preceding Business Day), commencing in October 2005 and (ii) in the case of any other Servicer, the date set forth in the related Servicing Agreement, when the related Servicer is required to remit funds in the related Protected Account to the Master Servicer.

                  Servicing Agreement: Any servicing agreement listed on
Schedule I hereto, and, in the case of the EMC Servicer, the obligations of the EMC Servicer set forth in this Agreement, including Exhibit K hereto, as amended, including by the related Assumption Agreement, if applicable.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable legal fees) incurred in the performance by a Servicer of its servicing obligations under the related Servicing Agreement, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and including any expenses incurred in relation to any such proceedings that result from a Mortgage Loan being registered in the MERS(R) System, (iii) the management and liquidation of any REO Property (including, without limitation, realtor's commissions) and (iv) compliance with any obligations under a Servicing Agreement or Section 3.09 hereof to cause insurance to be maintained.

                  Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

                  Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth in the Mortgage Loan Schedule under the heading "Servicing Fee."

                  Servicing Officer: Any officer of a Servicer or the Master Servicer involved in, or responsible for, the administration and servicing or master servicing of the Mortgage Loans (i) in the case of the EMC Servicer, whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the EMC Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and (ii) in the case of the Master Servicer or any other Servicer, as to which evidence reasonably acceptable to the Custodian or the Trustee, as applicable, of due authorization, by such party has been furnished from time to time to the Custodian or the Trustee, as applicable.

                  Simple Interest Loan: A Mortgage Loan that provides for daily accrual of interest and is identified as such on the Mortgage Loan Schedule. NONE of the Mortgage Loans is a Simple Interest Loan.

                  Specified Overcollateralization Amount: With respect to the Group II Mortgage Loans and the first Distribution Date, $0. With respect to the Group II Mortgage Loans and any subsequent Distribution Date (i) prior to the Stepdown Date, 3.20% of the sum of (x) the aggregate Cut-off Date Principal Balance of the Group II Mortgage Loans and (y) amounts on deposit in the Pre-Funding Account with respect to Group II and (ii) on and after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (a) 6.40% of the sum of (x) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (y) amounts on deposit in the Pre-Funding Account with respect to Group II and (b) the Overcollateralization Floor or
(iii) on and after the Stepdown Date and if a Trigger Event is in effect, the Specified Overcollateralization Amount for the immediately preceding Distribution Date.

                  Startup Day: The startup day, within the meaning of Section 860G(a)(9), for each REMIC formed hereunder shall be the Closing Date.

                  Stated Principal Balance: With respect to any Mortgage Loan or related REO Property and any Distribution Date, the Cut-off Date Principal Balance thereof minus (x) the sum of (i) the principal portion of the Scheduled Payments due (or, with respect to any Simple Interest Loans, the principal portion of payments actually received) with respect to such Mortgage Loan during each related Due Period ending prior to such Distribution Date (and other than with respect to any Simple Interest Loans irrespective of any delinquency in their payment), (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Liquidation Proceeds to the extent applied by the related Servicer as recoveries of principal in accordance with Section 3.13 with respect to such Mortgage Loan, that were received by the related Servicer as of the close of business on the last day of the Prepayment Period related to such Distribution Date, and (iii) any Realized Losses on such Mortgage Loan incurred during the related Due Period, plus (y) with respect to each negatively amortizing Mortgage Loan, any Deferred Interest added to the principal of such Mortgage Loan through the last day of the related Due Period. The Stated Principal Balance of a Liquidated Loan equals zero.

                  Stepdown Date: With respect to Group II means the earlier to occur of (x) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates of such Group has been reduced to zero and
(y) the later to occur of (i) the Distribution Date in October 2008 and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Group II Subordinate Certificates plus the Overcollateralization Amount for such Distribution Date divided by the sum of (x) the aggregate Stated Principal Balances of the Group II Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (y) amounts on deposit in the Pre-Funding Account with respect to Group II, is greater than or equal to 28.50%.

                  Strike Price: For any Yield Maintenance Agreement and Distribution Date, the related "Cap Rate" set forth for such Distribution Date in the applicable Yield Maintenance Agreement.

                  Subgroup: Any of Subgroup I-1 and Subgroup I-2.

                  Subgroup I-1: All of the Group I Mortgage Loans with a Net Mortgage Rate of less than or equal to 6.00% per annum plus the Subgroup I-1 Fraction of the Stated Principal Balance of any Group I Mortgage Loan with a Net Mortgage Rate of greater than 6.00% per annum and less than 6.25% per annum.

                  Subgroup I-1 Certificates: The Class I-A-1 Certificates and the Class I-PO Certificates.

                  Subgroup I-1 Fraction: With respect to any Group I Mortgage Loan with a Net Mortgage Rate of greater than 6.00% per annum and less than 6.25% per annum, a fraction, (x) the numerator of which is equal to 6.25% minus the Net Mortgage Rate of such Group I Mortgage Loan, and (y) the denominator of which is equal to 0.25%.

                   Subgroup I-1 Principal Distribution Amount: The Subgroup Principal Distribution Amount with respect to Subgroup I-1.

                  Subgroup I-2: All of the Group I Mortgage Loans with a Net Mortgage Rate greater than or equal to 6.25% per annum plus the Subgroup I-2 Fraction of the Stated Principal Balance of any Group I Mortgage Loan with a Net Mortgage Rate of greater than 6.00% per annum and less than 6.25% per annum.

                  Subgroup I-2 Certificates: The Class I-A-2 Certificates and the Class I-X Certificates.

                  Subgroup I-2 Fraction: With respect to any Group I Mortgage Loan with a Net Mortgage Rate of greater than 6.00% per annum and less than 6.25% per annum, a fraction, (x) the numerator of which is equal to Net Mortgage Rate of such Group I Mortgage Loan minus 6.00%, and (y) the denominator of which is equal to 0.25%.

                  Subgroup I-2 Principal Distribution Amount: The Subgroup Principal Distribution Amount with respect to Subgroup I-2.

                  Subgroup Principal Distribution Amount: With respect to each of the Subgroup I-1 and Subgroup I-2 Certificates (other than the Class I-X and Class I-PO Certificates) and each Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of each of the Subgroup I-1 and Subgroup I-2 Certificates, as applicable, immediately prior to such Distribution Date):

         (1) the applicable Subgroup Senior Percentage of the Non-PO Percentage of the principal portion of all monthly payments due on the Group I Mortgage Loans in the related Subgroup on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

         (2) the applicable Subgroup Senior Prepayment Percentage of the Non-PO Percentage of the Stated Principal Balance of each Group I Mortgage Loan in the related Subgroup which was the subject of a prepayment in full received by the master servicer during the applicable Prepayment Period;

         (3) the applicable Subgroup Senior Prepayment Percentage of the Non-PO Percentage of all partial prepayments allocated to principal received during the applicable Prepayment Period with respect to each Group I Mortgage Loan in the related Subgroup ;

         (4) the lesser of (a) the applicable Subgroup Senior Prepayment Percentage of the Non-PO Percentage of the sum of (i) all net Liquidation Proceeds allocable to principal received in respect of each Group I Mortgage Loan in the related Subgroup which became a liquidated mortgage loan during the related Prepayment Period (other than Group I Mortgage Loans described in the immediately following clause (ii) and all Subsequent Recoveries received in respect of each Liquidated Loan in the related Subgroup during the related Due Period) and (ii) the Stated Principal Balance of each such Group I Mortgage Loan in the related Subgroup purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and
                  (b) the applicable Subgroup Senior Percentage of the Non-PO Percentage of the sum of (i) the Stated Principal Balance of each Group I Mortgage Loan in the related Subgroup which became a Liquidated Loan during the related Prepayment Period (other than the Group I Mortgage Loans described in the immediately following clause (ii) and (ii) the Stated Principal Balance of each such Group I Mortgage Loan in the related Subgroup that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any or otherwise; and

         (5) the applicable Subgroup Senior Prepayment Percentage of the Non-PO Percentage of the sum of (a) the Stated Principal Balance of each Group I Mortgage Loan in the related Subgroup which was repurchased by the Seller in connection with such Distribution Date and (b) the excess, if any, of the Stated Principal Balance of each Group I Mortgage Loan in the related Subgroup that has been replaced by the Seller with a Replacement Mortgage Loan pursuant to this Agreement in connection with such Distribution Date over the Stated Principal Balance of each such Replacement Mortgage Loan.

                  Subgroup Senior Percentage: With respect to the Group I Senior Certificates (other than the Class I-X and Class I-PO Certificates) of a Subgroup and any Distribution Date, the lesser of (a) 100% and (b) the percentage (carried to six places rounded up) obtained by dividing the Certificate Principal Balance of the Group I Senior Certificates (other than the Class I-X and Class I-PO Certificates) of such Subgroup, immediately prior to such Distribution Date, by the aggregate Stated Principal Balance of the Group I Mortgage Loans in the related Subgroup (other than the PO Percentage thereof with respect to the related Discount Mortgage Loans) as of the beginning of the related Due Period. The initial Subgroup Senior Percentage for the Group I Senior Certificates will be approximately 89.51%.

                  Subgroup Senior Prepayment Percentage: The Subgroup Senior Prepayment Percentage for the Group I Senior Certificates (other than the Class I-X and Class I-PO Certificates) of a Subgroup on any Distribution Date occurring during the periods set forth below will be as follows:


Period (dates inclusive)                                     Senior Prepayment Percentage
------------------------                                     ----------------------------

October 25, 2005 - September 25, 2010................        100%

October 25, 2010 - September 25, 2011................        Subgroup Senior Percentage for the relate dCertificates of such Subgroup plus 70% of the Subordinate Percentage.

October 25, 2011 - September 25, 2012...............         Subgroup Senior Percentage for the related  Certificates
                                                             of such Subgroup plus 60% of the Subordinate Percentage.

October 25, 2012 - September 25, 2013...............         Subgroup Senior Percentage for the related  Certificates
                                                             of such Subgroup plus 40% of the Subordinate Percentage.

October 25, 2013 - September 25, 2014...............         Subgroup Senior Percentage for the related  Certificates
                                                             of such Subgroup plus 20% of the Subordinate Percentage.

October 25, 2014 and thereafter.....................         Subgroup Senior Percentage for the related  Certificates
                                                             of such Subgroup.

         Any scheduled reduction to the Subgroup Senior Prepayment Percentage for the Subgroup I-1 and Subgroup I-2 Certificates (other than the Class I-X and Class I-PO Certificates) shall not be made as of any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (1) the aggregate Stated Principal Balance of the Group I Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such mortgage loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the Group I Subordinate Certificates, does not exceed 50% and (2) cumulative Realized Losses on the Group I Mortgage Loans do not exceed (a) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2010 and September 2011, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2011 and September 2012, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2012 and September 2013,
(d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2013 and September 2014, and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after October 2014.

                  Notwithstanding the foregoing, if on any Distribution Date, the percentage for Subgroup I-1 or Subgroup I-2, the numerator of which is the aggregate Certificate Principal Balance of the Group I Senior Certificates (other than the Class I-X and Class I-PO Certificates) of such Subgroup immediately preceding such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Group I Loans in such Subgroup (other than the PO Percentage thereof with respect to the Discount Mortgage Loans) as of the beginning of the related Due Period, exceeds such percentage as of the Cut-off Date, then the Subgroup Senior Prepayment Percentage for each such Subgroup and Distribution Date will equal 100%.

                  Subordinate Certificates: The Group I Subordinate Certificates and the Group II Subordinate Certificates.

                  Subordinate Optimal Principal Amount: With respect to the Group I Subordinate Certificates and each Distribution Date, will be an amount equal to the sum of the following from each Subgroup (but in no event greater than the aggregate Certificate Principal Balance of the Group I Subordinate Certificates immediately prior to such Distribution Date):

                  (1) the applicable Subordinate Percentage of the Non-PO Percentage of the principal portion of all monthly payments due on each Group I Mortgage Loan in the related Subgroup on the related due date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (2) the applicable Subordinate Prepayment Percentage of the Non-PO Percentage of the stated principal balance of each Group I Mortgage Loan in the related Subgroup which was the subject of a prepayment in full received by the Master Servicer during the applicable Prepayment Period;

                  (3) the applicable Subordinate Prepayment Percentage of the Non-PO Percentage of all partial prepayments of principal received by the Master Servicer during the applicable Prepayment Period for each Group I Mortgage Loan in the related Subgroup;

                  (4) the excess, if any, of (a) the net Liquidation Proceeds allocable to principal received in respect of each Group I Mortgage Loan in the related Subgroup that became a Liquidated Loan during the related Prepayment Period and all Subsequent Recoveries received in respect of each such Liquidated Loan during the related Due Period over
         (b) the sum of the amounts distributable to the holders of the Group I Senior Certificates (other than the Class I-X Certificates) on such Distribution Date pursuant to clause (4) of the definition of "Subgroup Principal Distribution Amount" and "Class I-PO Certificate Principal Distribution Amount" on such Distribution Date;

                  (5) the applicable Subordinate Prepayment Percentage of the Non-PO Percentage of the sum of (a) the Stated Principal Balance of each Group I Mortgage Loan of the related Subgroup or related REO Property which was repurchased by the Seller in connection with such Distribution Date and (b) the amount, if any, by which the Stated Principal Balance of a Group I Mortgage Loan of the related Subgroup that has been replaced by the seller with a Replacement Mortgage Loan pursuant to this Agreement in connection with such Distribution Date exceeds the Stated Principal Balance of such Replacement Mortgage Loan; and

                  (6) on the Distribution Date on which the Certificate Principal Balance of the Group I Senior Certificates (other than the Class I-X and Class I-PO Certificates) has been reduced to zero, 100% of any Subgroup Principal Distribution Amount.

                  Subordinate Percentage: As of any Distribution Date and with respect to any Subgroup, 100% minus the related Subgroup Senior Percentage for the Group I Senior Certificates related to such Subgroup. The initial Subordinate Percentage for each Subgroup will be equal to approximately 10.49%.

                  Subordinate Prepayment Percentage: With respect to any Subgroup and Distribution Date, 100% minus the related Subgroup Senior Prepayment Percentage for such Subgroup, except that on any Distribution Date after the Certificate Principal Balance of the Group I Senior Certificates (other than the Class I-X Certificates and Class I-PO Certificates) have been reduced to zero, the Subordinate Prepayment Percentage for the Group I Subordinate Certificates will equal 100%.

                  Subsequent Cut-off Date: With respect to the Subsequent Mortgage Loans sold to the Trust pursuant to a Subsequent Transfer Instrument, the later of (i) the first day of the month in which the related Subsequent Transfer Date occurs or (ii) the date of origination of such Mortgage Loan.

                  Subsequent Mortgage Loans: Any Mortgage Loans acquired by the Trust during the Pre Funding Period with amounts on deposit in the Pre-Funding Account, which Mortgage Loans will be held as part of the Trust Fund.

                  Subsequent Recovery: The recovery of any amount (including the release of surplus funds held to cover expenses) in respect of a Liquidated Loan after a Realized Loss has been allocated with respect thereto to one or more Classes of Certificates.

                  Subsequent Transfer Date: With respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust.

                  Subsequent Transfer Instrument: Each Subsequent Transfer Instrument, dated as of a Subsequent Transfer Date, by and among the Seller, the Depositor and the Trustee, substantially in the form attached hereto as Exhibit L, by which Subsequent Mortgage Loans are transferred to the Trust Fund.

                  Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(c).

                  Successor Master Servicer: The meaning ascribed to such term pursuant to Section 8.01.

                  Supplemental Interest Reserve Fund: The fund maintained as described in Section 5.07.

                  Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. The holder of the greatest Percentage Interest in a Class of Residual Certificates shall be the Tax Matters Person for the related REMIC. The Securities Administrator, or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

                  Termination Costs: The costs and expenses related to the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of servicing with respect to the related Servicing Agreement, including, without limitation, the items set forth in Section 3.03(c).

                  Transfer Affidavit:  As defined in Section 6.02(c).

                  Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

                  Trigger Event: With respect to Group II and any Distribution Date on or after the related Stepdown Date, a Trigger Event for such Group exists if either a related Delinquency Event or a related Realized Loss Event shall have occurred and be continuing.

                  Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest accruing and principal due (or in the case of any Simple Interest Loan, received) with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Master Servicer Collection Account, the Distribution Account, the Yield Maintenance Account, the Pre-Funding Account, the Pre-Funding Reserve Account, the Interest Coverage Account, the Final Maturity Reserve Account and the Supplemental Interest Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loans; (v) the Servicing Agreements and Assumption Agreements; (vi) rights under the Yield Maintenance Agreements and (vii) all proceeds of the foregoing, including proceeds of conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  Trustee: JPMorgan Chase Bank, N.A., a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

                  Trustee Fee: As to any Distribution Date, a fee payable to the Trustee by the Master Servicer out of its own funds in such amount as they may separately agree.

                  Unpaid Applied Realized Loss Amount: As of any Distribution Date, and each Class of Group II Subordinate Certificates, the excess of (i) the Applied Realized Loss Amount for such Class over (ii) the sum of all distributions on such Class in reduction of the Applied Realized Loss Amount and any Subsequent Recoveries allocated to such Class, in each case, on all previous Distribution Dates. Any amounts distributed to a Class of Group II Subordinate Certificates in respect of any Unpaid Applied Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

                  Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions hereunder. Voting Rights shall be allocated (i) 97% to the Certificates (other than the Class II-B-IO and Residual Certificates), (ii) 1 1/2% to the Class II-B-IO Certificates and (iv) 2% to the Residual Certificates, with the allocation among the Offered Certificates to be in proportion to the Certificate Principal Balance of each Class relative to the Certificate Principal Balance of all other such Classes. Voting Rights will be allocated among the Certificates of each Class of Offered Certificates, and among the Class II-B-IO Certificates and Residual Certificates, in accordance with their respective Percentage Interests.

                  WFB: Wells Fargo Bank, N.A., in its capacity as a Servicer of Mortgage Loans and its successors and assigns in such capacity.

                  Yield Maintenance Account: The separate Eligible Account created and maintained by the Paying Agent pursuant to Section 4.06 in the name of the Trustee primarily for the benefit of the Adjustable Rate Certificateholders and designated "JPMorgan Chase Bank, N.A., in trust for registered holders of the Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4." The Yield Maintenance Account shall not constitute an asset of any REMIC hereunder.

                  Yield Maintenance Agreements: The Group II Senior Certificates Yield Maintenance Agreement, the Class II-M-1 Yield Maintenance Agreement, the Class II-M-2 Yield Maintenance Agreement, the Class II-M-3 Yield Maintenance Agreement and the Class II-M-4 Yield Maintenance Agreement.

                  Yield Maintenance Agreement Amount: In the case of a Class of Group II Certificates, with respect to any Distribution Date through the Distribution Date in December 2010, if One-Month LIBOR is greater than the applicable Strike Price, an amount equal to the result of multiplying (A) the actual number of days in the applicable Accrual Period divided by 360 by (B) the product of (a) the rate equal to the excess of (x) One-Month LIBOR over (y) the applicable Strike Price and (b) an amount equal to the lesser of the aggregate Certificate Principal Balance of such Class and the Projected Principal Balance for such Class for that Distribution Date.

                  Yield Maintenance Payment: With respect to any Yield Maintenance Agreement and any Distribution Date, the amount, if any, distributed to the Paying Agent by the Yield Maintenance Provider pursuant to each such Yield Maintenance Agreement for the related Class or Classes of Group II Certificates and such Distribution Date.

                  Yield Maintenance Provider: Bear Stearns Financial Products Inc. or any successor in interest.

                                  ARTICLE II.

                            CONVEYANCE OF TRUST FUND
                         REPRESENTATIONS AND WARRANTIES

        Section 2.01.      Conveyance of Trust Fund.

                  The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the assets in the Trust Fund.

                  The Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein.

                  The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

                  In connection with any such transfer and assignment, the Depositor has delivered to or caused to be delivered to, and deposited with, the Custodian the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (i) the original Mortgage Note, including any riders thereto, endorsed without recourse (A) to the order of "JPMorgan Chase Bank, N.A., as Trustee for certificateholders, of Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, without recourse", or (B) in the case of a Mortgage Loan registered on the MERS(R) System, in blank and, in each case, showing to the extent available to the Seller an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee,

                  (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form),

                  (iii) unless the Mortgage Loan is registered on the MERS(R) System, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage, in recordable form, with respect to each Mortgage Loan in the name of "JPMorgan Chase Bank, N.A., as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4" or in blank,

                  (iv) an original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Seller, with evidence of recording thereon,

                  (v) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property and

                  (vi) originals or copies of all available assumption, modification or substitution agreements, if any;

                  provided, however, that the assignment of the Mortgage to the Trustee will not be required to be submitted for recording with respect to any Mortgage Loan: (a) if the Trustee and the Custodian shall have received an Opinion of Counsel addressed to the Trustee to the effect that the recordation of the assignment to the Trustee of the Mortgage securing a particular Mortgage
Note is not necessary to perfect the security interest of the Trustee in such Mortgage, (b) such recordation is not required by the Rating Agencies or (c) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns;

                  and provided, further, however, that in lieu of the foregoing, the Depositor may deliver, or cause to be delivered, the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver, or cause to be delivered, a true copy thereof with a certification by the applicable Servicer or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J, the Depositor may deliver, or cause to be delivered, a lost note affidavit (or a blanket lost note affidavit covering some or all of the Mortgage Loans in Exhibit J) and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may cause the Seller to, and the Seller shall, (i) deposit or cause to be deposited on the Closing Date all amounts paid in respect of such Mortgage Loans (to the extent required to be remitted by the related Servicers pursuant to their Servicing Agreements) into the Master Servicer Collection Account or the Distribution Account or (ii) deliver to the Custodian on the Closing Date a certification of an authorized officer of the Seller stating that the Seller will deposit or cause to be deposited all such amounts on or before the Distribution Account Deposit Date relating to the first Distribution Date, in which case the Seller shall so deposit or cause to be deposited such amounts into the Master Servicer Collection Account or the Distribution Account on or before such Distribution Account Deposit Date.

                  In the case of the documents referred to in clause (x) above, the Depositor shall deliver, or cause to be delivered, such documents to the Custodian promptly after they are received. The Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Closing Date. In the event that the Seller, the Depositor or the Master Servicer gives written notice to the Trustee (a) that recording of the assignment of the Mortgage to the Trustee is required to protect the right, title and interest of the Trustee on behalf of the Certificateholders in and to any Mortgage Loan, (b) a court recharacterizes the sale of the Mortgage Loans as a financing, or (c) as a result of any change in or amendment to the laws of a State in which recording was not effected or any applicable political subdivision thereof, or any change in official position regarding application or interpretation of such laws, including a holding by a court of competent jurisdiction, such recording is so required, the Seller shall submit or cause to be submitted for recording as specified above or, should the Seller fail to perform such obligations, the Trustee shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust pursuant to Section
9.05. In the event a Mortgage File is released to the Master Servicer or a Servicer as a result of the Master Servicer's or a Servicer's having completed a Request for Release, the Trustee shall, if not so completed, complete, or cause the Custodian to complete, the assignment of the related Mortgage in the manner specified in clause (iii) above.

                  In connection with the assignment of any Mortgage Loans registered on the MERS(R) System, the Seller further agrees that it will cause, at the Seller's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Depositor and by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee, (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans and (c) a code that provides the Custodian with access to such Mortgage Loans. The Seller further agrees that it will not, and will not permit any Servicer or the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  Since the mortgage loans permitted to be purchased pursuant to this Agreement are limited to (i) the Mortgage Loans purchased hereunder on the Closing Date and (ii) any Replacement Mortgage Loans purchased hereafter pursuant to the provisions of this Agreement, and the Seller has made the representations and warranties contained herein with respect to all such Mortgage Loans, including, a representation and warranty contained in Section 2.03(b)(vii)(S) of this Agreement, that, as of the Closing Date or date of substitution, as applicable, no Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security Act of 2002 (the "New Jersey Act"), a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act (the "New Mexico Act"), a "High Cost Home Mortgage Loan" under the Massachusetts Predatory Home Loan Practices Act of 2004 (the "Massachusetts Act") or a "High-Cost Home Loan" under the Indiana High Cost Home Loan Law of 2005 (the "Indiana Act"), it is agreed and understood by the Depositor, the Seller and the Trustee that it is not intended that any mortgage loan be purchased hereunder that is a "High-Cost Home Loan" as defined in the New Jersey Act, a "High-Cost Home Loan" as defined in the New Mexico Act, a "High Cost Home Mortgage Loan" as defined in the Massachusetts Act or a "High-Cost Home Loan" as defined in the Indiana Act.

        Section 2.02.      Acceptance of the Mortgage Loans.

                  (a) The Trustee acknowledges receipt based on receipt by the Custodian of, subject to the further review and the exceptions the Custodian notes pursuant to the procedures described below, the documents (or certified copies thereof) delivered to the Custodian pursuant to Section 2.01 and declares that it holds and will continue to hold directly or through the Custodian those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to the Custodian on its behalf in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, the Custodian will deliver an initial certification in the form annexed as Exhibit One to the Custodial Agreement confirming whether or not it has received the Mortgage File for each Mortgage Loan, but without review of such Mortgage File, except to the extent necessary to confirm whether such Mortgage File contains the original Mortgage Note or a lost note affidavit in lieu thereof. No later than 90 days after the Closing Date, the Custodian agrees pursuant to the Custodial Agreement, for the benefit of the Certificateholders, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller and to the Trustee an interim certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. In conducting such review, the Custodian on behalf of the Trustee will ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B to this

Agreement, as supplemented (provided, however, that with respect to those documents described in clauses (iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). In performing any such review, the Custodian on behalf of the Trustee and in accordance with the Custodial Agreement may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B or to appear to be defective on its face, the Custodian shall include such information in the exception report attached to such interim certification. The Seller shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in
Section 2.03 or shall deliver to the Trustee and the Custodian an Opinion of Counsel, addressed to the Trustee and the Custodian, at the Seller's expense, to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Custodian of the defect and if the Seller fails to correct or cure the defect or deliver such opinion within such period, the Seller will, subject to Section 2.03, within 90 days from the notification of the Custodian purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the Mortgage, assignment thereof to the Trustee, or intervening assignments thereof with evidence of recording thereon because such documents have been submitted for recording and have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

                  (b) No later than 180 days after the Closing Date, the Custodian on behalf of the Trustee and in accordance with the Custodial Agreement will review, for the benefit of the Certificateholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller and to the Trustee, a final certification substantially in the form annexed as Exhibit Three to the Custodial Agreement. In conducting such review, the Custodian will ascertain whether each document required to be recorded has been returned from the recording office with evidence of recording thereon and the Custodian has received either an original or a copy thereof, as required in
Section 2.01 (provided, however, that with respect to those documents described in clauses (iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). If the Custodian finds any document with respect to a Mortgage Loan has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face, the Custodian shall note such defect in the exception report attached to the Final Certification and shall promptly notify the Seller. The Seller shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 or shall deliver to the Trustee and the Custodian an Opinion of Counsel, addressed to the Trustee and the Custodian, at the Seller's expense, to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Custodian of the defect and if the Seller is unable within such period to correct or cure such defect, or to substitute the related Mortgage Loan with a Replacement Mortgage Loan or to deliver such opinion, the Seller shall, subject to Section 2.03, within 90 days from the notification of the Custodian, purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the Mortgage, assignment thereof to the Trustee or intervening assignments thereof with evidence of recording thereon, because such documents have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

                  (c) In the event that a Mortgage Loan is purchased by the Seller in accordance with subsections 2.02(a) or (b) above or Section 2.03, the Seller shall remit the applicable Purchase Price to the Paying Agent for deposit in the Distribution Account and shall provide written notice to the Paying Agent and Trustee detailing the components of the Purchase Price, signed by a Servicing Officer. Upon deposit of the Purchase Price in the Distribution Account and receipt of a Request for Release, the Trustee will release or notify the Custodian which, upon receipt of such notice from the Trustee, shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Seller, as are necessary to vest in the Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the deposit into the Distribution Account was made or if the Custodian is then acting, the date on which notice of the deposit of the Purchase Price into the Distribution Account was received by the Custodian from the Trustee. The Trustee shall promptly notify the Rating Agencies of such repurchase. The obligation of the Seller to cure, repurchase or substitute for any Mortgage Loan as to which a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

                  (d) The Seller shall deliver to the Trustee or upon its direction to the Custodian, and the Trustee agrees to accept or to cause the Custodian to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan, which the Custodian will review as provided in subsections 2.02(a) and 2.02(b), provided, that the Closing Date referred to therein shall instead be the date of delivery of the Mortgage File with respect to each Replacement Mortgage Loan.

                  (e) Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer has otherwise fulfilled its respective obligations under this Agreement, the Trustee, or the Custodian acting on its behalf, shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer, the EMC Servicer and the Seller.

                  (a) The Master Servicer and the EMC Servicer each hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee (and in the case of the EMC Servicer, to the Master Servicer) as follows, as of the Closing Date:

                  (i) It is duly organized and is validly existing and in good standing (a) in the case of the EMC Servicer, under the laws of the State of Delaware and (b) in the case of the Master Servicer, as a national banking association organized under the laws of the United States, and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (ii) It has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) The execution and delivery of this Agreement by it, the servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by-laws or
         (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

                  (iv) It or one or more of its affiliates is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                  (v) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

                  (b) The Seller hereby represents and warrants to the Depositor, the Securities Administrator, the Master Servicer and the Trustee as follows, as of the Closing Date:

                  (i) The Seller is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (ii) The Seller has the full corporate power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) The execution and delivery of this Agreement by the Seller, the sale of the Mortgage Loans by the Seller under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Seller's ability to perform or meet any of its obligations under this Agreement.

                  (iv) The Seller is an approved seller of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                  (v) No litigation is pending or, to the best of the Seller's knowledge, threatened, against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Seller to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same.

                  (vii) With respect to each Mortgage Loan as of the Cut-off Date (unless otherwise expressly provided) or, with respect to clauses
         (G) or (U), as of the Closing Date:

                  (A) The information set forth in the Mortgage Loan Schedule on the Closing Date is complete, true and correct.

                  (B) No Mortgage Loan is delinquent 61 or more days; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required under any Mortgage Loan.

                  (C) Except with respect to taxes, insurance and other amounts previously advanced by a Servicer with respect to any Mortgage Loan, to the best of Seller's knowledge, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

                  (D) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which in the case of the Mortgage Loans are in the Mortgage File and have been or will be recorded, if necessary to protect the interests of the Trustee, and which have been or will be delivered to the Trustee, all in accordance with this Agreement. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement in the case of the Mortgage Loans is part of the Mortgage File.

                  (E) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (F) All buildings upon, or comprising part of, the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and Seller has received no notice that all premiums thereon have not been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect which policy is with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the Stated Principal Balance of the related Mortgage Loan (together with, in the case of a Mortgage Loan that is not a first priority lien, the outstanding principal balance of all related liens that are prior to the applicable lien of such Mortgage Loan), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense and, on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to obtain reimbursement therefor from the Mortgagor.

                  (G) None of the Mortgage Loans is (a) a Mortgage Loan subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified and/or defined, as a "high cost", "threshold", "predatory" or "covered" loan (or a similarly classified loan using different terminology under a law imposing additional legal liability for mortgage loans having high interest rates, points and/or fees) under any other applicable state, federal or local law including, but not limited to, the States of New York, North Carolina, Arkansas, Kentucky, New Mexico, Illinois and Oklahoma, (c) a Mortgage Loan governed by the Georgia Fair Lending Act, if such Mortgage Loan was originated on or after October 1, 2002 through May 6, 2003 or (d) a Mortgage Loan subject to the New Jersey Home Ownership Security Act of 2002 (the "New Jersey Act"), unless such Mortgage Loan is a (1)

         "Home Loan" as defined in the New Jersey Act that is a first lien Mortgage Loan, which is not a "High Cost Home Loan" as defined in the New Jersey Act or (2) "Covered Home Loan" as defined in the New Jersey Act that is a first lien purchase money Mortgage Loan, which is not a High Cost Home Loan under the New Jersey Act. In addition to and notwithstanding anything to the contrary herein, no Mortgage Loan for which the Mortgaged Property is located in New Jersey is a Home Loan as defined in the Act that was made, arranged, or assigned by a person selling either a manufactured home or home improvements to the Mortgaged Property or was made by an originator to whom the Mortgagor was referred by any such seller. Each Mortgage Loan at the time it was made otherwise complied in all material respects with any and all requirements of any federal, state or local law including, but not limited to, all predatory lending laws, usury, truth in lending, real estate settlement procedures (including the Real Estate Settlement Procedures Act of 1974, as amended, consumer credit protection, equal credit opportunity or disclosure laws applicable to such Mortgage Loan.

                  (H) The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

                  (I) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the Originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (3) if applicable, in the case of a Mortgage that is a second priority lien, the first lien on the Mortgaged Property identified in the related Mortgage File, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage. The Seller has full right to sell and assign the Mortgage to the Depositor. None of the Mortgages related to the Mortgage Loans is a second lien.

                  (J) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or general principles of equity.

                  (K) All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan transaction and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                  (L) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                  (M) Immediately prior to the conveyance of the Mortgage Loans by the Seller to the Depositor hereunder, the Seller was the sole owner and holder of the Mortgage Loan and either serviced the Mortgage Loan itself or the Mortgage Loan was being serviced pursuant to a Servicing Agreement with the Servicer indicated on the Mortgage Loan Schedule; the related Originator or the Seller or the applicable Servicer was the custodian of the related escrow account, if applicable; the Mortgage Loan had neither been assigned nor pledged, and the Seller had good and marketable title thereto, and had full right to transfer and sell the Mortgage Loan and the related servicing rights to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest subject to the applicable Servicing Agreement, if any, and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and the related servicing rights to the Depositor pursuant to the terms of this Agreement.

                  (N) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, qualified to do business in such state, a federal savings and loan association or national bank having principal offices in such state or not deemed to be doing business in such state under applicable law.

                  (O) The Mortgage Loan is covered by an ALTA lender's title insurance policy or equivalent form acceptable to the Department of Housing and Urban Development, or any successor thereto, and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (I) above) the Seller (as assignee), its successors and assigns as to the first or, if applicable, more junior priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage Note and/or Mortgage providing for adjustment in the Mortgage Rate and monthly payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. With respect to each Mortgage Loan, the Seller (as assignee) is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller in the case of a Mortgage Loan, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                  (P) Except as provided in clause (B), immediately prior to the Cut-off Date, there was no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and there was no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

                  (Q) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to or equal with, the lien of the related Mortgage.

                  (R) All improvements which were considered in any appraisal which was used in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

                  (S) No Mortgage Loan is a "High Cost Home Loan" as defined in the New Jersey Home Ownership Security Act of 2002, a "High Cost Home Loan" as defined in the New Mexico Home Loan Protection Act, a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act of 2004 or a "High-Cost Home Loan" as defined in the Indiana High Cost Home Loan Law of 2005.

                  (T) The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage including, the establishment, maintenance and servicing of the escrow accounts and escrow payments, if any, since origination, have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations and, unless otherwise required by law or Fannie Mae/Freddie Mac standard, in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business. With respect to the escrow accounts and escrow payments, if any, and a Mortgage Loan all such payments are in the possession or under the control of the Seller (including pursuant to a Servicing Agreement) and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Mortgage Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

                  (U) The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

                  (V) The Mortgage contains customary and enforceable provisions to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

                  (W) The Mortgage Note is not and has not been secured by any collateral except the lien of the applicable Mortgage.

                  (X) [Reserved].

                  (Y) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                  (Z) No Mortgage Loan contains a permanent or temporary "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

                  (AA) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of the Mortgage Loan. The Seller has maintained or caused to be maintained all such statements in the Mortgage File.

                  (BB) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property.

                  (CC) To the best of Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

                  (DD) The assignment of Mortgage with respect to a Mortgage Loan (other than a Mortgage Loan registered on the MERS(R) system) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                  (EE) Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first priority, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                  (FF) With respect to any Mortgage Loan that bears, or will upon conversion from a fixed rate bear, interest at an adjustable rate, on each Interest Adjustment Date, the Mortgage Rate has been adjusted to equal the respective Index plus the respective Gross Margin (subject to standard rounding conventions), subject to the Periodic Rate Cap, the Maximum Lifetime Mortgage Rate and the Minimum Lifetime Mortgage Rate, if any, as set forth in the related Mortgage Note.

                  (GG) Without exception in either Group, the Mortgaged Property consists of a single parcel of real property with or without a detached single family residence erected thereon, or an individual condominium unit, or a cooperative, or a 2-4 family dwelling, or an individual unit in a planned unit development as defined by Fannie Mae or a manufactured dwelling which conforms with Fannie Mae and Freddie Mac requirements regarding such dwellings, or a townhouse, each structure of which is permanently affixed to the Mortgaged Property, and is legally classified as real estate.

                  (HH) [Reserved].

                  (II) 87.37% of the Group II Mortgage Loans (by Cut-off Date Principal Balance) are Hybrid Mortgage Loans in their fixed rate period. None of the Mortgage Loans contains a provision allowing the Mortgagor to convert an adjustable rate Mortgage Loan to a fixed rate Mortgage Loan. The principal and interest due on each Mortgage Loan is calculated pursuant to the standard amortization method (30/360 day interest accrual). None of the Mortgage Loans (by cut-off Date Principal Balance) in either Group is a Simple Interest Loan.

                  (JJ) Each Mortgage Loan at the time of origination was underwritten in general in accordance with guidelines not inconsistent with the guidelines set forth in the Prospectus Supplement and generally accepted prime or sub-prime credit underwriting guidelines.

                  (KK) No error, omission, misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller or the related Originator.

                  (LL) None of the Mortgage Loans is a "High Cost Loan" or "Covered Loan" as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6(c) Appendix E.

                  (MM) No more than 0% and 2.33% of the Mortgage Loans, by Cut-off Date Principal Balance, in Group I and Group II, respectively, provided for negative amortization.

                  (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in Section 2.03(b)(vii) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties. The Seller hereby covenants with respect to the representations and warranties set forth in Section 2.03(b)(vii), that within 90 days of the discovery of a breach of any representation or warranty set forth therein that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee of an Opinion of Counsel if required by Section 2.05 hereof and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. To enable the Master Servicer to amend the Mortgage Loan Schedule, the Seller shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Master Servicer whether it intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties in Section 2.03(b)(vii) that are made to the best of the Seller's knowledge, if it is discovered by any of the Depositor, the Master Servicer, the Seller, the Securities Administrator or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, the Seller shall nevertheless be required to cure, substitute for or repurchase the affected Mortgage Loan in accordance with the foregoing.

                  With respect to any Replacement Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders such documents and agreements as are required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the Seller. For the month of substitution, except with respect to any Simple Interest Loans, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period (and with respect to any Simple Interest Loans, payments of principal actually received during such Due Period) and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in
Section 2.03(b)(vii) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Master Servicer Collection Account, of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release to the Seller the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and shall execute and deliver at the Seller's direction such instruments of transfer or assignment as have been prepared by the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this
Section 2.03.

                  For any month in which the Seller substitutes one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all the Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution, except the actual payment received with respect to any Simple Interest Loans) of such Deleted Mortgage Loan. An amount equal to the aggregate of such deficiencies, described in the preceding sentence for any Distribution Date (such amount, the "Substitution Adjustment Amount") shall be deposited into the Master Servicer Collection Account by the Seller delivering such Replacement Mortgage Loan on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

                  In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Master Servicer Collection Account pursuant to Section 3.08 on the Determination Date for the Distribution Date in the month following the month during which the Seller became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of an Opinion of Counsel if required by Section 2.05 and the receipt of a Request for Release, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to the Seller, and the Trustee shall execute and deliver at such Person's direction the related instruments of transfer or assignment prepared by the Seller, in each case without recourse, representation or warranty, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee's interest to the Seller to any Mortgage Loan purchased pursuant to this Section 2.03. It is understood and agreed that the obligation under this Agreement of the Seller to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee.

                  (d) The representations and warranties set forth in Section
2.03 hereof shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

         Section 2.03.(A)   Assignment of Interests in the Servicing Agreements.

                  To the extent not provided for in the related Assumption Agreements, the Seller hereby assigns to the Depositor who concurrently with the execution and delivery of this Agreement assigns to the Trustee, on behalf of the Certificateholders, all of their respective right, title and interest in the Servicing Agreements and, if applicable, the Assumption Agreements, including but not limited to the Seller's rights pursuant to the Servicing Agreements (noting that the Seller has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the Mortgage Loans of WFB under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies); provided that the Seller shall retain the right to terminate WFB without cause as set forth in Section
11.02 of the related Servicing Agreement.

        Section 2.04.  Representations and Warranties of the Depositor.

                  The Depositor hereby represents and warrants to the Master Servicer, the Securities Administrator and the Trustee as follows, as of the date hereof and as of the Closing Date:

                  (i) The Depositor is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

                  (ii) The Depositor has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

                  (iii) The execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not
         (A) result in a material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

                  (iv) No litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof.

                  (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

                  The Depositor hereby represents and warrants to the Trustee as of the Closing Date, following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans free and clear of all liens, claims and encumbrances, and the related Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

                  It is understood and agreed that the representations and warranties set forth in the immediately preceding paragraph shall survive delivery of the Mortgage Files to the Custodian on behalf of the Trustee to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of such representations and warranties, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

        Section 2.05. Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.

                  (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02 or 2.03 shall be made unless the Seller delivers to the Trustee, with a copy to the Custodian, an Opinion of Counsel, addressed to the Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on "prohibited transactions" of REMIC I or REMIC II or contributions after the Closing Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02 or 2.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Trustee, with a copy to the Custodian, of an Opinion of Counsel addressed to the Trustee to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause (i) or clause (ii) of the preceding sentence.

                  (b) Upon discovery by the Depositor, the Seller, the Master Servicer, the Custodian or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

        Section 2.06.  Authentication and Delivery of Certificates.

                  The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Certificate Registrar has executed, authenticated and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

        Section 2.07.  Covenants of the Master Servicer and the EMC Servicer.

                  The Master Servicer covenants to the Depositor, the Securities Administrator and the Trustee, and the EMC Servicer covenants to the Master Servicer, as follows:

                  (a) it shall comply in the performance of its obligations under this Agreement;

                  (b) no written information, certificate of an officer, statement furnished in writing (other than annual compliance certificates and annual accountants' reports of the Servicers delivered by the Master Servicer pursuant to Section 3.18) or written report prepared by the Master Servicer or the EMC Servicer, as applicable, pursuant to this Agreement and delivered, the case of the Master Servicer, to the Securities Administrator, the Depositor, any affiliate of the Depositor or the Trustee or, in the case of the EMC Servicer, to the Master Servicer, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading; and

                  (c) it shall (in the case of the Master Servicer, only in its capacity as successor servicer pursuant to a Servicing Agreement) accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories, to the extent such reporting remains customary and prudent in the servicing of mortgage loans similar to the Mortgage Loans. Nothing in this Section shall derogate from the obligation of the Master Servicer or the EMC Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or the EMC Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

        Section 2.08.  Lost Mortgage Notes Indemnity.

                  With respect to each Mortgage Loan for which the Seller has delivered a lost note affidavit in lieu of an original Mortgage Note, the Seller does hereby agree to defend, indemnify, and hold harmless the Trust Fund and the Trustee, from and against any and all losses or damages, together with all reasonable costs, charges and expenses (whether or not a lawsuit is filed), incurred as a result of (i) the inability to enforce the related Mortgage Note according to its terms, (ii) any claim, demand, suit, cause of action or proceeding by a third party arising out of a Servicer's, the Master Servicer's or the Trustee's inability to enforce the related Mortgage Note according to its terms due to the lack of an original Mortgage Note, or (iii) the inability to receive any related Insurance Proceeds, Liquidation Proceeds or other amounts due to the lack of an original Mortgage Note. Upon demand from a Servicer, the Master Servicer or the Trustee, the Seller shall deposit all amounts constituting lost principal with respect to such Mortgage Loan into the Master Servicer Collection Account to be treated as a Principal Prepayment, and reimburse such Servicer, the Master Servicer or the Trustee, as applicable, for all costs and expenses incurred in connection with such lost Mortgage Note.

        Section 2.09.  Conveyance of the Subsequent Mortgage Loans.

                  (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Paying Agent's delivery, on behalf of the Trustee, on the Subsequent Transfer Dates to or upon the written order of the Depositor of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall, on such Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Depositor (subject to other terms and provisions of this Agreement), and the Depositor shall, contemporaneously on such Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Trust Fund (subject to the other terms and provisions of this Agreement) all its right, title and interest in and to
(i) the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Depositor on such Subsequent Transfer Date, (ii) all interest accruing thereon on and after the Subsequent Cut-off Date and all collections in respect of interest and principal due after the Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to
Section 2.01 and the other items in the related Mortgage Files; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on such Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer to the Depositor and from the Depositor to the Trust for deposit in the applicable Loan Group of the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Depositor and contemporaneously by the Depositor to the Trust. The related Mortgage File for each Subsequent Mortgage Loan shall be delivered to the Trustee or the Custodian, as its agent, at least three Business Days prior to the related Subsequent Transfer Date.

                  The purchase price paid by the Trust from amounts released by the Paying Agent from the Pre-Funding Account shall be 100% of the aggregate Stated Principal Balance of the Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan Schedule provided by the Depositor). This Agreement shall constitute a fixed price purchase contract in accordance with
Section 860G(a)(3)(A)(ii) of the Code.

                  (b) The Seller shall transfer to the Depositor and the Depositor shall transfer to the Trustee on behalf of the Trust for deposit in the applicable Loan Group, the Subsequent Mortgage Loans, and the other property and rights related thereto as described in paragraph (a) above, and the Paying Agent, on behalf of the Trustee, shall release funds from the Pre-Funding Account in an amount equal to the Subsequent Mortgage Loans purchased on the related Subsequent Transfer Date, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Depositor shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans, and the Seller shall cause to be delivered a computer file containing such Mortgage Loan Schedule to the Trustee and the Master Servicer at least three Business Days prior to the related Subsequent Transfer Date;

                  (ii) the Depositor shall have furnished to the Master Servicer, no later than three Business Days prior to the related Subsequent Transfer Date, (x) if the servicer or servicers of such Subsequent Mortgage Loans are existing Servicers, then a written acknowledgement of each such Servicer that it is servicing such Subsequent Mortgage Loans pursuant to the related Servicing Agreement, or (y) if the servicer or servicers are not existing Servicers, then a Servicing Agreement and an Assumption Agreement with respect to such servicer or servicers in form and substance reasonably satisfactory to the Master Servicer;

                  (iii) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, substantially in the form of Exhibit L, neither the Seller nor the Depositor shall be insolvent nor shall either have been rendered insolvent by such transfer nor shall either be aware of any pending insolvency with respect to either;

                  (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust or the Certificateholders;

                  (v) the Pre-Funding Period shall not have terminated;

                  (vi) neither the Seller nor the Depositor shall have selected the Subsequent Mortgage Loans in a manner that either believed to be adverse to the interests of the Ccrtificateholders; and

                  (vii) the Depositor shall have delivered to the Trustee a Subsequent Transfer Instrument confirming the satisfaction of the conditions precedent specified in this Section 2.09; and

                  (c) Any conveyance of Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to certain conditions including, but not limited to, the following:

                  (i) Each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Instrument and this Agreement;

                  (ii) The Depositor will deliver certain Opinions of Counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans;

                  (iii) The Subsequent Mortgage Loans in the aggregate must be acceptable to the Rating Agencies as evidenced by written confirmation that the inclusion of the Mortgage Loans in the Trust will not cause a Rating Agency to withdraw or reduce the rating of any Class of Certificates; and

                  (iv) As of the related Subsequent Cut-Off Date, each such Subsequent Mortgage Loans will satisfy the following criteria:

                       (1) The mortgaged property is proven to be free of
                   material damage;

                       (2) A broker purchase opinion of value, or BPO, has been
                   obtained and the BPO is not less than 90% of the original valuation of the Katrina Loan as of origination;

                       (3) The BPO does not result in the related mortgage
                   loan's loan-to-value ratio on the closing date being in excess of 100%; and

                       (4) Such Subsequent Mortgage Loan may not be 30 or more
                   days delinquent as of the last day of the month preceding the related Subsequent Cut-off Date.



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


                                  ARTICLE III.

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

        Section 3.01.   The Master Servicer.

                  The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each such Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each such Servicer and shall cause each such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each such Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to such Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the report specified in
Section 5.04(c) and any other information required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each such Servicer to its Protected Account pursuant to the applicable Servicing Agreement.

        Section 3.02.   REMIC-Related Covenants.

                  For as long as each REMIC shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee shall comply with any directions of the Seller, the Depositor, any Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion, addressed to the Trustee and prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to a Servicing Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion addressed to the Trustee.

        Section 3.03.   Monitoring of Servicers.

                  (a) The Master Servicer shall be responsible for reporting to the Securities Administrator, the Depositor and the Seller the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each such Servicer's activities, the Master Servicer may rely upon an officer's certificate of such Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that any such Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Seller, the Depositor, the EMC Servicer and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

                  (b) Subject to the preceding paragraph, the Master Servicer, on behalf of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and, in the event that any such Servicer fails to perform its obligations in accordance with the related Servicing Agreement, then either the EMC Servicer (if such defaulting Servicer is WFB) or the Master Servicer (if such defaulting Servicer is any Servicer other than WFB), shall terminate the rights and obligations of the defaulting Servicer thereunder and act as successor servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor servicer selected by either the EMC Servicer (if the defaulting Servicer is WFB) or by the Master Servicer (if the defaulting Servicer is any Servicer other than WFB) (which new Servicing Agreement shall, in any case, have terms generally in accordance with the terms of the terminated Servicing Agreement); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. Except as contemplated by subsection (c) below, the Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action. Without limiting the generality of the foregoing, WFB shall reimburse the EMC Servicer for all Termination Costs associated with a termination of WFB as Servicer. To the extent that any Termination Costs with respect to WFB, are not fully and timely reimbursed by WFB, the EMC Servicer shall be entitled to reimbursement of such Termination Costs from its Protected Account.

                  (c) The EMC Servicer shall reimburse the Master Servicer for the costs and expenses of the Master Servicer related to the termination of the EMC Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to the related Servicing Agreement, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the EMC Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement. To the extent that any Termination Costs with respect to the EMC Servicer or any other terminated servicer pursuant to the related Servicing Agreement are not fully and timely reimbursed by the EMC Servicer or such other terminated Servicer, as applicable, the Master Servicer shall be entitled to reimbursement of such Termination Costs from the Master Servicer Collection Account.

                  (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement, including any related Assumption Agreement. The Master Servicer shall enforce the obligation of each Servicer pursuant to the related Servicing Agreement to provide it with the annual officer's certificate of compliance and annual independent accountants' servicing reports, as well as back-up certifications to each Master Servicer Certification pursuant to Section 3.18.

                  (e) If the Master Servicer or the EMC Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer that it replaces.



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        Section 3.04.   Successor Master Servicer and Subservicing Agreements.

                  In the event that, pursuant to Section 8.01 hereof, the Trustee or any other Person shall become Successor Master Servicer, such Successor Master Servicer may, at its option, succeed to any rights and obligations of the predecessor Master Servicer under any subservicing agreement in accordance with the terms thereof; provided that such Successor Master Servicer shall not incur any liability or have any obligations in its capacity as servicer under a subservicing agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the predecessor Master Servicer thereunder; and the predecessor Master Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising prior to the date of such succession.

                  Such predecessor Master Servicer shall, upon request of the Trustee, but at the expense of such predecessor Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

        Section 3.05.   Power to Act; Procedures.

                  The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of such Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of the related Servicing Agreement, including any related Assumption Agreement. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering it or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable it to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for the use or misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

                  The Trustee and the Securities Administrator shall each execute and deliver to related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property;
(ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or related Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or related Mortgage or otherwise available at law or equity.



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        Section 3.06.   Due-on-Sale Clauses; Assumption Agreements.

                  To the extent provided in the applicable Servicing Agreement, for any Mortgage Loans that contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with such applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

        Section 3.07.   Release of Mortgage Files.

                  (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, such Servicer will, or if it does not, the Master Servicer may, if required under the applicable Servicing Agreement, promptly furnish to the Custodian on behalf of the Trustee two copies of a certification substantially in the form of Exhibit H hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Master Servicer (as successor servicer) or the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited or escrowed) and shall request that the Custodian on behalf of the Trustee deliver to the Master Servicer or the applicable Servicer, as appropriate, the related Mortgage File. Upon receipt of such certification and request, the Custodian on behalf of the Trustee shall promptly release the related Mortgage File to the Master Servicer or the applicable Servicer, as appropriate, and neither the Custodian nor the Trustee shall have any further responsibility with regard to such Mortgage File. Upon any such payment in full, the Master Servicer and each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian on behalf of the Trustee shall, upon the request of a Servicer or the Master Servicer, and delivery to the Custodian on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit H (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian on behalf of the Trustee, to the Servicer or the Master Servicer.



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        Section 3.08.   Documents, Records and Funds in Possession of the Master
                        Servicer To Be Held for Trustee.

                  (a) The Master Servicer and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, in accordance with the applicable Servicing Agreement, to be delivered to the Trustee or the Custodian. Any funds received by the Master Servicer or a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to, in the case of the Master Servicer, the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Fee and other amounts provided in this Agreement and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and, to the extent provided in the applicable Servicing Agreement, shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, the Securities Administrator and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

                  (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

        Section 3.09.   Maintenance of Hazard Insurance.

                  (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of a Servicer under the related Servicing Agreement to maintain or cause to be maintained hazard insurance in accordance with the provisions of the related Servicing Agreement.

                  (b) Pursuant to Section 4.01, any amounts collected by the Master Servicer, or by any Servicer, under any Insurance Policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to Section 4.03. Any cost incurred by the Master Servicer or any such Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.03.



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


        Section 3.10.   Presentment of Claims and Collection of Proceeds.

                  The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such Insurance Policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such Insurance Policies shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

        Section 3.11.   Maintenance of the Primary Mortgage Insurance Policies.

                  (a) The Master Servicer shall not take, or permit any Servicer, to the extent such action is prohibited under the applicable Servicing Agreement, to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best efforts to cause each such Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), Primary Mortgage Insurance applicable to each Mortgage Loan in accordance with the provisions of the related Servicing Agreement. The Master Servicer shall not, and shall not permit any Servicer, to the extent required under the related Servicing Agreement, to cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of the related Servicing Agreement.

                  (b) The Master Servicer agrees to present, or to cause each Servicer to the extent required under the related Servicing Agreement to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01, any amounts collected by the Master Servicer or any such Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to
Section 4.03.

        Section 3.12. Custodian to Retain Possession of Certain Insurance Policies and Documents.

                  The Custodian shall, on behalf of the Trustee, retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Custodian, on behalf of the Trustee, shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement and the Custodial Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Custodian, on behalf of the Trustee, upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.



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


        Section 3.13.   Realization Upon Defaulted Mortgage Loans.

                  The Master Servicer shall cause each Servicer to the extent required under the related Servicing Agreement, to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the terms of the applicable Servicing Agreement, including any related Assumption Agreement.

        Section 3.14.   Compensation for the Servicers and the Master Servicer.

                  Servicing compensation in the form of any prepayment charges and penalties, assumption fees, tax service fees, fees for statement of account payoff or late payment charges collected by any Servicer shall be retained by such Servicer and shall not be deposited in the Master Servicer Collection Account. In accordance with Sections 4.02(b) and 4.03, the Master Servicer shall be entitled to pay itself the Master Servicing Fee in respect of remittances from Servicers prior to deposit in the Master Servicer Collection Account or to withdraw such portion of the Master Servicing Fee from the Master Servicer Collection Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement. Pursuant to Article IV, all income and gain realized from any investment of funds in the Distribution Account and the Master Servicer Collection Account shall be for the benefit of the Master Servicer.

        Section 3.15.   REO Property.

                  (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause such applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.

                  (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property into the related Protected Account.

                  (c) The Master Servicer and such applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances, unreimbursed Servicing Advances or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances or Servicing Fees as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

        Section 3.16.   Annual Officer's Certificate as to Compliance.

                  (a) The Master Servicer shall deliver to the Depositor, the Trustee and the Rating Agencies by March 1, 2006, and by March 1 of each year thereafter, in each case for the immediately preceding calendar year, an Officer's Certificate, certifying that with respect to the period ending on such calendar year end: (i) such Servicing Officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of


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

such Servicing Officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof and (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

                  (b) Copies of such statements shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided that such statement shall have been delivered to the Trustee.

        Section 3.17.   Annual Independent Accountant's Servicing Report.

                  If the Master Servicer has, during the course of any calendar year, directly serviced any of the Mortgage Loans, the Master Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Seller by March 1, 2006, and by March 1 of each year thereafter, in each case for the immediately preceding calendar year, to the effect that, with respect to the most recently ended calendar year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder, upon request, by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If any such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

        Section 3.18.   Reports Filed with Securities and Exchange Commission.

                  Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to the Trustee. Prior to January 30 in each year, the Securities Administrator shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (i) March 20, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 20 of each year thereafter, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of each Servicer, in each case, required to be delivered pursuant to its Servicing Agreement, and, if applicable, the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Sections 3.16 and 3.17. Prior to (i) March 31, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, the 90th day of each year thereafter, the Securities Administrator shall prepare and file a Form 10-K, in substance



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


conforming to industry standards, with respect to the Trust. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Securities Administrator under the Exchange Act shall be sent to: the Depositor c/o Bear, Stearns & Co. Inc., Attn: Managing Director-Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

        Section 3.19. The EMC Servicer.

                  The EMC Servicer shall service the EMC Mortgage Loans pursuant to and in accordance with the terms and provisions of Exhibit K hereto.

        Section 3.20. Optional Purchase of Defaulted Mortgage Loans.

                  Beginning on the first Business Day of the Fiscal Quarter immediately following the date on which a Mortgage Loan has become at least 91 days delinquent, the EMC Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee, with a copy to the Master Servicer and the applicable Servicer) to purchase for its own account from the Trust Fund any such Mortgage Loan at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Master Servicer Collection Account, and the Trustee, upon receipt of a Request for Release from the EMC Servicer, shall release or cause the Custodian to release to the EMC Servicer, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the EMC Servicer, in each case without recourse, representation or warranty as shall be necessary to vest in the EMC Servicer any Mortgage Loan released pursuant hereto and the EMC Servicer shall succeed to all the Trust's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The EMC Servicer shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding the foregoing, any such optional right of repurchase by the EMC Servicer hereunder with respect to a delinquent Mortgage Loan shall, if unexercised, terminate on the earlier of (i) the date on which such delinquency has been cured or (ii) the last Business Day of such Fiscal Quarter immediately following the date on which such Mortgage Loan became 91 days delinquent, provided however, that such optional right of repurchase shall be reinstated if (a) in the case of clause (i), the related Mortgage Loan shall thereafter again have become 91 or more days delinquent and (b) in the case of clause (ii), such delinquency shall have been subsequently cured and the related Mortgage Loan shall thereafter again become 91 or more days delinquent in any subsequent Fiscal Quarter. In either event, the purchase option shall again become exercisable on the first day of the Fiscal Quarter immediately following the date on which the related Mortgage Loan again becomes at least 91 days delinquent.



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                                  ARTICLE IV.

                                    ACCOUNTS

        Section 4.01. Protected Accounts.

                  (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which Protected Accounts shall be deposited daily (or as of such other time specified in the related Servicing Agreement) all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less Servicing Fees as permitted by such applicable Servicing Agreement in the case of any such Servicer) and all other amounts to be deposited in the Protected Account pursuant to the related Servicing Agreement.

                  (b) [Reserved].

                  (c) Subject to this Article IV, on or before each Servicer Remittance Date, the Master Servicer shall (if acting as successor servicer to a Servicer), or shall cause the related Servicer to withdraw or shall cause to be withdrawn from the Protected Accounts and immediately deposit or cause to be deposited into the Master Servicer Collection Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each Mortgage Loan serviced by it:

                  (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the related Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fees;

                  (ii) full Principal Prepayments, any Liquidation Proceeds received by the Servicers with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fees and any Subsequent Recoveries;

                  (iii) partial Principal Prepayments received by the Servicers for such Mortgage Loans in the related Prepayment Period; and

                  (iv) any amount to be used as an Advance and any payments of Compensating Interest.

        Section 4.02. Master Servicer Collection Account.

                  (a) The Master Servicer shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following:

                  (i) Any amounts withdrawn from a Protected Account and remitted to the Master Servicer Collection Account pursuant to Section 4.01(c);



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                  (ii) Any Advances and any payments of Compensating Interest which were not deposited in a Protected Account;

                  (iii) Any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by or on behalf of the Master Servicer or which were not deposited in a Protected Account;

                  (iv) The Purchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to Sections 2.02, 2.03 or 3.20;

                  (v) Any amounts required to be deposited with respect to losses on investments of deposits in the Master Servicer Collection Account; and

                  (vi) Any other amounts received by or on behalf of the Master Servicer or the Trustee and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

                  (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Master Servicer Collection Account or the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.05(a)(i), (ii), (iii), (iv), (vi), (vii), (ix) and (xi) need not be credited by the Master Servicer or the related Servicer to the Master Servicer Collection Account. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

                  (c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as directed by the Master Servicer. In the absence of such direction, amounts will remain uninvested. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Account Deposit Date. Any and all investment earnings from the Master Servicer Collection Account shall be paid to the Master Servicer. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

                  (d) On or before each Distribution Account Deposit Date, the Master Servicer shall deposit in the Distribution Account (or separately remit to the Paying Agent for deposit in the Distribution Account) any Advances or payments of Compensating Interest required to be made by the Master Servicer with respect to the Mortgage Loans.



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        Section 4.03. Permitted Withdrawals and Transfers from the Master
                      Servicer Collection Account.

                  (a) The Master Servicer will, from time to time in its discretion or on demand of the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreements. The Master Servicer may make withdrawals in payment of any Master Servicing Fee not previously reimbursed or withheld from funds in the Master Servicer Collection Account or the Distribution Account, and may clear and terminate the Master Servicer Collection Account pursuant to Section
10.01 and remove amounts from time to time deposited in error.

                  (b) On an ongoing basis, Master Servicer shall withdraw from the Master Servicer Collection Account any expenses recoverable by the Trustee, the Master Servicer, the EMC Servicer, the Custodian, the Seller or the Securities Administrator pursuant to Sections 3.03, 7.01, 7.03, 7.04 and 9.05.

                  (c) No later than 1:00 p.m. New York time on each Distribution Account Deposit Date, the Master Servicer will transfer all amounts on deposit in the Master Servicer Collection Account to the Distribution Account.

        Section 4.04. Distribution Account.

                  (a) The Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

                  (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

                  (c) The Distribution Account shall constitute an Eligible Account of the Trust Fund segregated on the books of the Paying Agent and held by the Paying Agent in a financial institution located in the State of the Corporate Trustee Office or in the State of New York, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Paying Agent, the Trustee or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Paying Agent, the Trustee or the Master Servicer). The amount at any time credited to the Distribution Account shall be (i) fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested in the name of the Paying Agent in such Permitted Investments, or deposited in demand deposits with such depository institutions, as directed in writing by the Master Servicer. In the absence of such direction, amounts will remain uninvested. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Paying Agent or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account shall be for the account of the Master Servicer. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer shall deposit the amount of the loss in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Master Servicer shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.



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        Section 4.05. Permitted Withdrawals and Transfers from the
                      Distribution Account.

                  (a) The Paying Agent will, from time to time on demand of the Master Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreements or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account in accordance with the terms of this Agreement, and in the case of amounts due the EMC Servicer or any other Servicer to those not withdrawn from its Protected Account in accordance with the related Servicing Agreement):

                  (i) to reimburse the Master Servicer, any Servicer or, pursuant to Section 8.02, the Trustee for any Advance, the right of the Master Servicer, a Servicer or the Trustee to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

                  (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged not covered by any Insurance Policy, including any hazard insurance or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for liquidation expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for liquidation expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xi) of this Subsection (a) to the Master Servicer; and (ii) such liquidation expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.03(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                  (v) to pay the Master Servicer or any Servicer from the Purchase Price for any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (xi) of this subsection (a) as servicing compensation;

                  (vi) to reimburse the Master Servicer or any Servicer for unreimbursed Servicing Advances made pursuant to the applicable Servicing Agreement, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such Servicing Advances were made;



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                  (vii) to reimburse the Master Servicer or any Servicer for any unreimbursed Advance or any Servicing Advance, from collections with respect to a related Group, after a Realized Loss has been allocated with respect to the related Mortgage Loan, if the Advance or Servicing Advance has not been reimbursed pursuant to clause (i) or (vi);

                  (viii) to pay any Master Servicing Fee;

                  (ix) from collections with respect to a related Group, to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it, with respect to the related Group or otherwise allocable to such Group, pursuant to Sections 3.03, 7.04 and 11.02, as applicable;

                  (x) to pay to the Master Servicer, as additional compensation, any Excess Liquidation Proceeds with respect to a Mortgage Loan to the extent not retained by the related Servicer and to pay to the EMC Servicer, as additional servicing compensation, any Excess Liquidation Proceeds with respect to an EMC Mortgage Loan;

                  (xi) from collections with respect to a related Group, to reimburse or pay any Servicer or the Master Servicer any such amounts as are due thereto, with respect to the related Group or otherwise allocable to such Group, under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

                  (xii) from collections with respect to a related Group, to reimburse the Trustee, the Securities Administrator or the Custodian for expenses, costs and liabilities incurred by or reimbursable to it, with respect to the related Group or otherwise allocable to such Group, pursuant to this Agreement;

                  (xiii) to remove amounts deposited in error; and

                  (xiv) to clear and terminate the Distribution Account pursuant to Section 10.01.

                  (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through (xii), inclusive, or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 4.02(b).

                  (c) On each Distribution Date, based solely on the applicable Remittance Report, the Paying Agent shall distribute Interest Funds and Principal Funds in the Distribution Account to the Holders of the Certificates in accordance with Sections 5.04(a)(I.) or 5.04(a)(II.), as applicable.

        Section 4.06. Yield Maintenance Account and Yield Maintenance
                      Agreements.

                  The Trustee is hereby directed to execute each Yield Maintenance Agreement on behalf of the Trust Fund. Amounts payable by the Trust Fund on the Closing Date pursuant to each Yield Maintenance Agreement shall be paid by the Seller. The Trustee in its individual capacity shall have no responsibility for any of the undertakings, agreements or representations with respect to any Yield Maintenance Agreement, including, without limitation, for making any payments thereunder.

                  The Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of the Group II Certificateholders, the Yield Maintenance Account as a segregated trust account. The



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


Yield Maintenance Account will be part of the Trust but not part of any REMIC created hereunder and any payments to the Group II Certificates of Yield Maintenance Payments will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). For federal income tax purposes, the Class II-B-IO Certificateholders shall be treated as the owners of the Yield Maintenance Account. Any Yield Maintenance Payments received by the Paying Agent shall be deposited by the Paying Agent into the Yield Maintenance Account. On the Distribution Date immediately succeeding its receipt thereof, the Paying Agent shall distribute from each such Yield Maintenance Payment, to the related Class or Classes of Group II Certificates, the Yield Maintenance Agreement Amount owed to such Class or Classes for such Distribution Date.

                  On each Distribution Date following application of any Yield Maintenance Payments as described in the immediately preceding paragraph, any Excess Yield Maintenance Amount will be distributed by the Paying Agent on such Distribution Date in the manner set forth in Section 5.04(a)(II.) in accordance with the Remittance Report for such Distribution Date.

        Section 4.07. Pre-Funding Accounts and Pre-Funding Reserve
                      Accounts.

                  (a) No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Pre-Funding Account as a segregated trust account or sub-account of a trust account. The Pre-Funding Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Pre-Funding Account and retain therein the Pre-Funded Amount remitted on the Closing Date to the Paying Agent by the Depositor. Funds deposited in the Pre-Funding Account shall be held in trust by the Paying Agent for the Certificateholders for the uses and purposes set forth herein.

                  (b) The Paying Agent will invest funds deposited in the Pre-Funding Account as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent is the obligor for the Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub-account of a trust account pursuant to this Agreement, if the Paying Agent or an affiliate of the Paying Agent is the obligor for the Permitted Investment (or, if no written direction is received by the Paying Agent from the Depositor, then funds in such account shall be invested in Permitted Investments or in the Prime Money Market Fund). For federal income tax purposes, the Depositor or its designee shall be the owner of the Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Pre-Funding Account shall be transferred to the Interest Coverage Account at the following times: (i) on the Business Day immediately preceding each Distribution Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent is the obligor for the Permitted Investment, or on each Distribution Date, if the Paying Agent or an Affiliate of the Paying Agent is the obligor for the Permitted Investment, (ii) on the Business Day immediately preceding each Subsequent Transfer Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent is the obligor for the Permitted Investment, or on each Subsequent Transfer Date, if the Paying Agent or an Affiliate of the Paying Agent is the obligor for the Permitted Investment or (iii) within one Business Day of the Paying Agent's receipt thereof. Such transferred funds shall not constitute income and gain for purposes of Section 4.08(b) hereof. The Depositor or its designee shall deposit in the Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor.

                  (c) Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Paying Agent as follows:



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                  (i) On any Subsequent Transfer Date, the Paying Agent shall withdraw from the Pre-Funding Account an amount equal to 100% of the Stated Principal Balances of the Subsequent Mortgage Loans transferred and assigned to the Trustee on behalf of the Trust for deposit in the related Loan Group on such Subsequent Transfer Date and deposit such amount into the Pre-Funding Reserve Account;

                  (ii) If the amount on deposit in the Pre-Funding Account (exclusive of investment income) has not been reduced to zero by the close of business on the date of termination of the Pre-Funding Period, then at the close of business on such date, the Paying Agent shall deposit into the Pre-Funding Reserve Account any amounts remaining in the Pre-Funding Account (exclusive of investment income) for distribution in accordance with Section 4.07(e)(ii);

                  (iii) To withdraw any amount not required to be deposited in the Pre-Funding Account or deposited therein in error; and

                  (iv) Upon the earliest of (i) the reduction of the Principal Balances of the Certificates to zero or (ii) the termination of this Agreement in accordance with Section 10.01, to withdraw (and deposit in the Pre-Funding Reserve Account) any amount remaining on deposit in the Pre-Funding Account for payment to the related Certificateholders then entitled to distributions in respect of principal until the Principal Balance of the Certificates has been reduced to zero, and any remaining amount to the Depositor.

                  Withdrawals pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to REMIC II on the date of withdrawal.

                  (d) No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Pre-Funding Reserve Account as a segregated trust account or sub-account of a trust account. The Pre-Funding Reserve Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, at the close of business on the day of the termination of the Pre-Funding Period, deposit in the Pre-Funding Reserve Account and retain therein any funds remaining in the Pre-Funding Account at the close of business on such day. Funds deposited in the Pre-Funding Reserve Account shall be held in trust by the Paying Agent for the Certificateholders for the uses and purposes set forth herein.

                  (e) The Paying Agent shall not invest funds deposited in the Pre-Funding Reserve Account. The Pre-Funding Reserve Account and any funds on deposit therein shall be assets of REMIC II. Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Paying Agent as follows:

                  (i) On any Subsequent Transfer Date, the Paying Agent shall withdraw from the Pre-Funding Reserve Account the amount deposited therein on such date pursuant to Section 4.07(c)(i) in respect of a Subsequent Mortgage transferred and assigned to the Trustee on behalf of the Trust for deposit in the related Loan Group on such Subsequent Transfer Date and, on behalf of the Trustee, pay such amount to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.09 with respect to such transfer and assignment;

                  (ii) On the Distribution Date immediately following termination of the Pre-Funding Period, the Paying Agent shall withdraw from the Pre-Funding Reserve Account the remaining Pre-Funded Amount for the related Loan Group deposited therein on such date pursuant to
         Section 4.07(c)(ii) for distribution as Principal Funds with respect to the related Certificate Groups pursuant to Section 5.04 (a)(I.) and
         Section 5.04 (a)(II.); and



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


                  (iii) On each Distribution Date during the Pre-Funding Period and the Distribution Date immediately following termination of the Pre-Funding Period, the Paying Agent shall withdraw from the Pre-Funding Reserve Account the amount deposited therein on such date pursuant to Section 4.07(c) (iv) for distribution as Principal Funds with respect to Loan Group I pursuant to Section 5.04 (a)(I.) and Principal Funds with respect to Loan Group II pursuant to Section 5.04
         (a)(II.).

        Section 4.08. Interest Coverage Account.

                  (a) No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of Certificateholders, the Interest Coverage Account as a segregated trust account or a sub-account of a trust account. The Interest Coverage Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Interest Coverage Account and retain therein the Interest Coverage Amount for each Loan Group remitted on the Closing Date to the Paying Agent by the Depositor and all income and gain realized from investment of funds deposited in the Pre-Funding Account pursuant to Section 4.07(b). Funds deposited in the Interest Coverage Account shall be held in trust by the Paying Agent for the Certificateholders for the uses and purposes set forth herein.

                  (b) For federal income tax purposes, the Depositor shall be the owner of the Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Interest Coverage Account, which investment shall be made solely upon the written direction of the Depositor, shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Paying Agent to the Depositor no later than the first Business Day following receipt of such income and gain by the Paying Agent. If no written direction with respect to such investment shall be received by the Paying Agent from the Depositor, then funds in such Account shall be invested in Permitted Investments or in the Prime Money Market Fund. The Depositor shall deposit in the Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

                  (c) On each Distribution Date during the Pre-Funding Period and on the day of termination of the Pre-Funding Period, the Paying Agent shall withdraw from the Interest Coverage Account for distribution as Interest Funds with respect to the related Loan Group pursuant to Section 5.04(a) an amount of interest that accrues during the related Accrual Period at the weighted average Pass-Through Rate for the related Loan Group on the excess, if any, of the Pre-Funded Amount for such Loan Group over the aggregate Stated Principal Balance of Subsequent Mortgage Loans in such Loan Group that both (i) had a Due Date during the Due Period relating to such Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable, and (ii) had a Subsequent Cut-off Date prior to the first day of the month in which such Distribution Date occurs. Such withdrawal and deposit shall be treated as a contribution of cash by the Seller to REMIC II on the date thereof. Immediately following any such withdrawal and deposit, and immediately following the conveyance of any Subsequent Mortgage to the Trust on any Subsequent Transfer Date, the Paying Agent shall, at the request of the Depositor, withdraw from the Interest Coverage Account and remit to the Depositor or its designee an amount equal to the excess, if any, of the amount remaining in such Interest Coverage Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein) pursuant to the immediately preceding sentence on each subsequent Distribution Date, if any, that will occur during the Pre-Funding Period or on the day of termination of the Pre-Funding Period, if no Subsequent Mortgage were acquired by the Trust Fund after the end of the Prepayment Period relating to the current Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable. On the day of termination of the Pre-Funding Period, the Paying Agent shall withdraw from



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the Interest Coverage Account and remit to the Depositor or its designee the amount remaining in such Interest Coverage Account after payment of the amount required to be withdrawn therefrom pursuant to the second preceding sentence on the day of termination of the Pre-Funding Period.

                  (d) Upon the earliest of (i) the Distribution Date immediately following the end of the Pre-Funding Period, (ii) the reduction of the principal balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 10.01, any amount remaining on deposit in the Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Paying Agent and paid to the Depositor or its designee.

        Section 4.09. Final Maturity Reserve Account.

                  No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Final Maturity Reserve Account as a segregated trust account or sub-account of a trust account. The Final Maturity Reserve Account shall be an Eligible Account or a sub-account of an Eligible Account. On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Final Maturity Reserve Account, the amount of $5,000.

                  The Final Maturity Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h), and amounts on deposit in the Final Maturity Reserve Account will constitute an asset of the Trust but will not be an asset of any REMIC. The Class II-B-IO Certificateholders shall be the owners of the Final Maturity Reserve Account, and for all federal tax purposes, amounts transferred by the REMICs to the Final Maturity Reserve Account shall be treated as amounts distributed by the REMICs to the Class II-B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Final Maturity Reserve Account.

                  The Paying Agent will invest funds deposited in the Final Maturity Reserve Account as directed by the Class II-B-IO Certificateholders, so long as the Holder of the Class II-B-IO Certificates is an affiliate of the Master Servicer (and the Paying Agent shall be entitled to receive and rely upon a certificate from the Master Servicer regarding the identity of any of its Affiliates), in writing in Permitted Investments with a maturity date no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment. If no written direction with respect to such investment shall be received by the Paying Agent from the Class II-B-IO Certificateholders or if the Holder of the Class B-IO Certificates is no longer an affiliate of the Master Servicer, then funds in such Account shall remain uninvested. All income and gain realized from investment of funds deposited in the Final Maturity Reserve Account shall be for the sole and exclusive benefit of the Class II-B-IO Certificateholders and shall be remitted by the Paying Agent to the Class II-B-IO Certificateholders no later than the immediately succeeding Distribution Date. The Class II-B-IO Certificateholders shall deposit in the Final Maturity Reserve Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor.

                  On the earliest to occur of (i) the Distribution Date in September 2035, (ii) the termination of Group I pursuant to Section 10.1 of this Agreement, or (iii) the maturity or other liquidation of the last Group I Mortgage Loan having a final maturity later than September 1 2035, the Paying Agent shall (A) in the case of clause (i) or (ii), distribute the funds on deposit in the Final Maturity Reserve Account to the Group I Certificateholders in the order of priority set forth in Section 5.04(a)(I.) of this Agreement, or
(B) in the case of clause (iii), distribute the funds on deposit in the Final Maturity Reserve Account to the Depositor.



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                                   ARTICLE V.

                           DISTRIBUTIONS AND ADVANCES
                             BY THE MASTER SERVICER

        Section 5.01. Advances.

                  Except with respect to any Simple Interest Loans, for which no Advances of principal are required to be made, if the related Servicer fails to make an Advance that it was required to make pursuant to the related Servicing Agreement for the Scheduled Payment on a Mortgage Loan, that was due on a related Due Date and is delinquent other than as a result of application of the Relief Act or similar state laws, the Master Servicer will make such Advance for deposit into the Master Servicer Collection Account or the Distribution Account, as applicable. Each such Advance shall be remitted to the Master Servicer Collection Account or the Distribution Account, as appropriate, no later than 1:00 p.m. Central time on the Master Servicer Advance Date in immediately available funds. The Master Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Master Servicer shall deliver (i) to the Trustee for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency and the Trustee an Officer's Certificate setting forth the basis for such determination.

                  In lieu of making all or a portion of such Advance from its own funds, the Master Servicer may (i) cause to be made an appropriate entry in its records relating to the Master Servicer Collection Account that any Amount Held for Future Distributions with respect to a Group has been used by the Master Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Master Servicer Collection Account to the Distribution Account. Any funds so applied and transferred shall be replaced by the Master Servicer by deposit in the Master Servicer Collection Account, no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement.

                  The Master Servicer shall be entitled to be reimbursed from the Master Servicer Collection Account or the Distribution Account for all Advances of its own funds made pursuant to this Section as provided in Section
4.05. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this
Section 5.01.

                  Subject to and in accordance with the provisions of Article VIII hereof, in the event of a failure by the Master Servicer to make an Advance pursuant to this Section 5.01, then the EMC Servicer, as Successor Master Servicer, shall be obligated to make such Advance, and if the EMC Servicer, as Successor Master Servicer, fails to make such Advance, then the Trustee, as Successor Master Servicer, shall be obligated to make such Advance.

         Section 5.02. Compensating Interest Payments.

                  The Master Servicer shall deposit into the Distribution Account, no later than the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the aggregate amount of Compensating Interest required to be paid by a Servicer pursuant to the related



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Servicing Agreement for such Distribution Date, that is not so paid by such
Servicer; provided that such amount shall not exceed the Master Servicing Fee for such Distribution Date; and in case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement in respect of any such payment.

         Section 5.03. REMIC Distributions.

                  On each Distribution Date the Securities Administrator, shall allocate distributions to the REMIC I Regular Interests and the REMIC II Regular Interests, in accordance with Section 5.06 hereof.

         Section 5.04. Distributions.

                  (a) On each Distribution Date, the Paying Agent will make distributions on the Certificates as follows:

                  I. Distributions on the Group I Certificates.

                  (i) Interest and principal (as applicable) on the Group I Certificates will be distributed by the Paying Agent monthly on each Distribution Date, commencing in October 2005, in an amount equal to the Available Funds on deposit in the Distribution Account in respect of Group I for such Distribution Date. On each Distribution Date, the related Available Funds shall be distributed as follows:

                       (A) on each Distribution Date, the Group I Available
                  Funds will be distributed to the Group I Senior Certificates as follows:

                                   first, to the Group I Senior Certificates
                           (other than the Class I-PO Certificates), on a pro rata basis, the Accrued Certificate Interest on such Classes for such Distribution Date;

                                   second, to the extent of remaining Group I
                           Available Funds, to the Group I Senior Certificates (other than the Class I-PO Certificates), on a pro rata basis, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group I Available Funds;

                                   third, concurrently as follows:

                                   (I)     to the extent of remaining Group I
                                           Available Funds related to Subgroup
                                           I-1, to the Class I-A-1 Certificates,
                                           as principal, the Subgroup I-1
                                           Principal Distribution Amount, in
                                           reduction of the Certificate
                                           Principal Balance thereof, until the
                                           Certificate Principal Balance thereof
                                           has been reduced to zero; and

                                   (II)    to the extent of remaining Group I
                                           Available Funds related to Subgroup
                                           I-2, to the Class I-A-2 Certificates,
                                           as principal, the Subgroup I-2
                                           Principal Distribution Amount, in
                                           reduction of the Certificate
                                           Principal Balance thereof, until the
                                           Certificate Principal Balance thereof
                                           has been reduced to zero.

                                   fourth, to the extent of remaining Group I
                           Available Funds, to the Class I-PO Certificates, the Class I-PO Certificate Principal Distribution Amount for



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                           such Distribution Date, until the Certificate
                           Principal Balance thereof has been reduced to zero;
                           and

                                   fifth, to the extent of remaining Group I
                           Available Funds, to the Class I-PO Certificates, the Class I-PO Certificate Deferred Amount, provided, that (i) on any Distribution Date, distributions pursuant to this priority fifth shall not exceed the excess, if any, of (x) Group I Available Funds remaining after giving effect to distributions pursuant to priority first through fourth above over
                           (y) the sum of the amount of Accrued Certificate Interest for such Distribution Date and Accrued Certificate Interest remaining undistributed from previous Distribution Dates on all classes of Group I Subordinate Certificates then outstanding, (ii) such distributions shall not reduce the Certificate Principal Balance of the Class I-PO Certificates and
                           (iii) no distribution will be made in respect of the Class I-PO Certificate Deferred Amount on or after the Cross-over Date.

                           (B) Except as provided in paragraph (C) below, on
                  each Distribution Date on or prior to the Cross-over Date, the remaining Group I Available Funds after the distributions in paragraph (A) above will be distributed, sequentially, in the following order, to the Class I-B-1, Class I-B-2, Class I-B-3, Class I- B-4, Class I-B-5 and Class I-B-6 Certificates, in each case up to an amount equal to and in the following order:
                  (a) the Accrued Certificate Interest thereon for such Distribution Date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (c) such class of certificates' Allocable Share for such Distribution Date, in each case, to the extent of the remaining Group I Available Funds.

                           (C) On each Distribution Date prior to the Cross-over
                  Date, but after the reduction of the Certificate Principal Balance of the Group I Senior Certificates (other than the Class I-X and Class I-PO certificates) of a Subgroup to zero, the Class of Group I Senior Certificates (other than the Class I-X or Class I-PO Certificates) in the remaining Subgroup will be entitled to receive in reduction of its Certificate Principal Balance, in addition to any Principal Prepayments related to such remaining Subgroup that are allocated to such Group I Senior Certificates, 100% of the Principal Prepayments on any Group I Mortgage Loan in the Subgroup relating to the fully repaid Class of Group I Senior Certificates; provided, however, that if (A) the weighted average of the Subordinate Percentages on such Distribution Date equals or exceeds two times the initial weighted average of the Subordinate Percentages and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and bankruptcy and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Certificate Principal Balance of the Group I Subordinate Certificates does not exceed 50%, then the additional allocation of Principal Prepayments to the Group I Senior Certificates (other than the Class I-X and Class I-PO Certificates) of the remaining Subgroup (in accordance with this paragraph (C)) will not be made and 100% of the Principal Prepayments on any Group I Mortgage Loan in the Subgroup relating to the fully repaid Class of Group I Senior Certificates will be allocated to the Group I Subordinate Certificates.

                           (D) If, after distributions have been made pursuant
                  to priorities first and second of clause (A) above on any Distribution Date, the remaining Group I Available Funds related to Subgroup I-1 is less than the sum of the Subgroup I-1 Principal Distribution Amount and Class I-PO Certificate Principal Distribution Amount, or the



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


                  remaining Group I Available Funds related to Subgroup I-2 is less than the Subgroup I-2 Principal Distribution Amount, such amounts shall be reduced, and such remaining funds will be distributed to the related Group I Senior Certificates (other than the Class I-X Certificates) on the basis of such reduced amounts. Notwithstanding any reduction in principal distributable to the Class I-PO Certificates pursuant to this paragraph, the Certificate Principal Balance of the Class I-PO Certificates shall be reduced not only by principal so distributed but also by the difference between (i) principal distributable to the Class I-PO Certificates in accordance with priority fourth of clause (A) above, and (ii) principal actually distributed to the Class I-PO Certificates after giving effect to this paragraph (such difference for the Class I-PO Certificates, the "Class I-PO Certificate Cash Shortfall"). The Class I-PO Certificate Cash Shortfall for the Class I-PO Certificates with respect to any Distribution Date will be added to the Class I-PO Certificate Deferred Amount.

                            (E) On each Distribution Date, any Group I Available
                  Funds remaining after payment of interest and principal to the Classes of Certificates entitled thereto, in each case as described above, will be distributed to the Class R Certificates.

                  (ii) No Accrued Certificate Interest will be payable with respect to any Class of Certificates after the Distribution Date on which the Certificate Principal Balance or Notional Balance of such Certificate has been reduced to zero.

                  (iii) If on any Distribution Date the Available Funds for the Group I Senior Certificates is less than the Accrued Certificate Interest on the Interest-bearing Group I Senior Certificates for such Distribution Date prior to reduction for Net Interest Shortfalls and the interest portion of Realized Losses, the shortfall will be allocated to the Holders of each Class of interest-bearing Group I Senior Certificates (other than the Class I-PO Certificates) in proportion to the respective amounts of Accrued Certificate Interest that would have been allocated thereto in the absence of such Net Interest Shortfall and/or Realized Losses for such Distribution Date. In addition, the amount of any interest shortfalls will constitute unpaid Accrued Certificate Interest and will be distributable to holders of the Group I Senior Certificates of the related Classes entitled to such amounts on subsequent Distribution Dates, to the extent of the applicable Available Funds after current interest distributions as required herein. Any such amounts so carried forward will not bear interest. Shortfalls in interest payments will not be offset by a reduction in the servicing compensation of the Master Servicer or otherwise, except to the extent of applicable Compensating Interest.

                  (iv) The expenses and fees of the Trust shall be paid by each of the REMICs, to the extent that such expenses relate to the assets of each of such respective REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of the REMICs.

         II. Distributions on the Group II Certificates.

                  On each Distribution Date, an amount equal to the Available Funds with respect to Group II for such Distribution Date shall be withdrawn by the Paying Agent from the Distribution Account and distributed as directed in accordance with the Remittance Report for such Distribution Date, in the manner set forth in clauses (i), (ii) and (iii) below:



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


                  (i) The Paying Agent shall apply the Principal Distribution Amount for such Distribution Date as follows:

                                    first, to the Class II-A-1 and Class II-A-2
                           Certificates, Current Interest and then any Interest Carry Forward Amount for each such Class, pro rata, based upon the amount of Current Interest or Interest Carry Forward Amount, as applicable, due to each such Class;
                                    second, from remaining related Interest
                           Funds, to the Class II-M-1 Certificates, the Class II-M-2 Certificates, the Class II-M-3 Certificates and the Class II-M-4 Certificates, sequentially, in that order, Current Interest for each such Class;

                                    third, any Excess Spread, to the extent
                           necessary to meet a level of overcollateralization equal to the Specified Overcollateralization Amount, will be the Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount for Group II; and

                                    fourth, any Remaining Excess Spread will be
                           added to any Excess Overcollateralization Amount and will be included in Excess Cashflow and applied as described under clause (iii), below.

                  Notwithstanding the above, on the first Distribution Date, all Excess Spread will be paid to the holders of the Class II-B-IO Certificates, respectively.

                  On any Distribution Date, any shortfalls on Group II Mortgage Loans resulting from the application of the Relief Act or similar state laws, any shortfalls resulting from Deferred Interest to the extent not covered by collections or Principal Prepayments in the related Prepayment Period, and any related Prepayment Interest Shortfalls to the extent not covered by Compensating Interest will be allocated, first, in reduction of amounts otherwise distributable to the Class II-B-IO Certificates and Residual Certificates, and thereafter, to the Current Interest payable to the Group II Certificates on such Distribution Date, on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Certificates will not be entitled to reimbursement for any such interest shortfalls, other than such interest shortfalls attributable to Deferred Interest.

                  (ii) The Paying Agent shall apply the Principal Distribution Amount for such Distribution Date as follows:

                           (A) For each Distribution Date (i) prior to the
                  related Stepdown Date or (ii) on which a Trigger Event is in effect:

                                    first, to the Class II-A-1 Certificates and
                           Class II-A-2 Certificates, pro rata, based upon the Certificate Principal Balance of each such Class, until the Certificate Principal Balance of each such Class is reduced to zero;

                                    second, to the Class II-M-1 Certificates,
                           any remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;


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

                                    third, to the Class II-M-2 Certificates, any
                           remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                    fourth, to the Class II-M-3 Certificates,
                           any remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                                    fifth, to the Class II-M-4 Certificates, any
                           remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero.

                           (B) For each Distribution Date on or after the
                  Stepdown Date, so long as a Trigger Event is not in effect:

                                    first, to the Class II-A-1 Certificates and
                           Class II-A-2 Certificates, the Class A Principal Distribution Amount for Group II, pro rata, based upon the Certificate Principal Balance of each such Class, until the Certificate Principal Balance of each such Class is reduced to zero;

                                    second, to the Class II-M-1 Certificates,
                           from any remaining related Principal Distribution Amount, the Class II-M-1 Principal Distribution Amount for Group II, until the Certificate Principal Balance thereof is reduced to zero;

                                    third, to the Class II-M-2 Certificates,
                           from any remaining related Principal Distribution Amount, the Class II-M-2 Principal Distribution Amount for Group II, until the Certificate Principal Balance thereof is reduced to zero;

                                    fourth, to the Class II-M-3 Certificates,
                           from any remaining related Principal Distribution Amount, the Class II-M-3 Principal Distribution Amount for Group II, until the Certificate Principal Balance thereof is reduced to zero; and

                                    fifth, to the Class II-M-4 Certificates,
                           from any remaining related Principal Distribution Amount, the Class II-M-4 Principal Distribution Amount for Group II, until the Certificate Principal Balance thereof is reduced to zero.

                  (iii) The Paying Agent shall apply the sum of any Excess Cashflow and Excess Yield Maintenance Amount for such Distribution Date as follows:

                                    first, (i) to the Class II-B-IO
                           Certificates, for deposit to the Supplemental Interest Reserve Fund, the amount required for distribution in accordance with clause (ii) of this paragraph first, and (ii) from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II, to the related Class A Certificates, any Basis Risk Shortfall Carry Forward Amount for each such Class for such Distribution Date pro rata, based on the amount of Basis Risk Shortfall Carry Forward Amount owed to each such Class;

                                    second, from the sum of any remaining Excess
                           Cashflow and any remaining Excess Yield Maintenance Amount, to the Class II-M-1 Certificates, Class II-M-2 Certificates, Class II-M-3 Certificates and Class II-M-4 Certificates,



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


                           sequentially, in that order, an amount equal to any Interest Carry Forward Amount for each such Class and Distribution Date;

                                    third, from the sum of any remaining Excess
                           Cashflow and any remaining Excess Yield Maintenance Amount, to the Class II-M-1 Certificates, Class II-M-2 Certificates, Class II-M-3 Certificates and Class II-M-4 Certificates, sequentially, in that order, an amount equal to any Unpaid Applied Realized Loss Amount for each such Class and Distribution Date;

                                    fourth, from the sum of any remaining Excess
                           Cashflow and any remaining Excess Yield Maintenance Amount, (i) to the Class II-B-IO Certificates, for deposit to the Supplemental Interest Reserve Fund, the amount required for distribution in accordance with clause (ii) of this paragraph fourth, and (ii) from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II, to the Class II-M-1 Certificates, Class II-M-2 Certificates, Class II-M-3 Certificates and Class II-M-4 Certificates, sequentially, in that order, an amount equal to any Basis Risk Shortfall Carry Forward Amount for each such Class and Distribution Date;

                                    fifth, from the sum of any remaining Excess
                           Cashflow and any remaining Excess Yield Maintenance Amount, to the Class II-B-IO Certificates, the Class II-B-IO Distribution Amount and the remaining Excess Yield Maintenance Amount for Group II; and

                                    sixth, any remaining amounts to the Residual
                           Certificates, based on the related REMIC in which such amounts remain.

                  (b) Subject to Section 10.02 hereof respecting the final distribution, on each Distribution Date the Paying Agent shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Paying Agent at least five (5) Business Days prior to the related Record Date or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 10.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

                  (c) On or before 5:00 p.m. Central time (i) on the twelfth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the EMC Servicer shall deliver to the Master Servicer with respect to the EMC Mortgage Loans and (ii) on the fifth Business Day immediately preceding each Distribution Date, the Master Servicer shall deliver to the Securities Administrator with respect to all Mortgage Loans, a report in the form of a computer readable magnetic tape (or by such other means as the Master Servicer and the Securities Administrator may agree from time to time) containing such data and information, as agreed to by the EMC Servicer, the Master Servicer and the Securities Administrator such as to permit the Securities Administrator to prepare the Monthly Statement to Certificateholders and to direct the Paying Agent in writing to make the required distributions for the related Distribution Date (the "Remittance Report"). The Securities Administrator shall deliver a Remittance Report to the Paying Agent on or before 2:00 p.m. Eastern time on the Business Day immediately preceding each Distribution Date. The Paying Agent shall provide to the Master Servicer a monthly Statement of the account activity in the Distribution Account by the 15th day of the month following the Distribution Date.



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         Section 5.04 A. Allocation of Realized Losses.

                  (a) Group I Certificates

                  (i) Realized Losses with respect to a Group I Mortgage Loan will be allocated on a pro rata basis between the PO Percentage of the Stated Principal Balance of such Group I Mortgage Loan and the Non-PO Percentage of such Stated Principal Balance.

                  (ii) On each Distribution Date, the PO Percentage of the principal portion of any Realized Loss on a Discount Mortgage Loan will be allocated to the Class I-PO Certificates until the Certificate Principal Balance of the Class I-PO Certificates is reduced to zero. With respect to any Distribution Date through the Cross-over Date, the aggregate of all amounts so allocable to the Class I-PO Certificates on such date in respect of any Realized Losses and all amounts previously allocated in respect of such Realized Losses and not distributed on prior Distribution Dates will be the "Class I-PO Certificate Deferred Amount." To the extent funds are available therefor on any Distribution Date through the Cross-over Date, distributions in respect of the Class I-PO Certificate Deferred Amount for the Class I-PO Certificates will be made in accordance with priority fourth of Section 5.04(a)(I.)(i)(A). No interest shall accrue on the Class I-PO Certificate Deferred Amount. On each Distribution Date through the Cross-over Date, the Certificate Principal Balance of the Class of Group I Subordinate Certificates with the lowest payment priority then outstanding will be reduced by the amount of any distributions in respect of any Class I-PO Certificate Deferred Amount on such Distribution Date in accordance with the priorities set forth above. After the Cross-over Date, no more distributions will be made in respect of, and applicable Realized Losses allocable to the Class I-PO Certificates will not be added to, the Class I-PO Certificate Deferred Amount.

                  (iii) The Non-PO Percentage of the principal portion of Realized Losses on the Group I Mortgage Loans will be allocated on any Distribution Date as follows: first, to the Class I-B-6 Certificates; second, to the Class I-B-5 Certificates; third, to the Class I-B-4 Certificates; fourth, to the Class I-B-3 Certificates; fifth, to the Class I-B-2 Certificates; and sixth, to the Class I-B-1 Certificates, in each case until the Certificate Principal Balance of such Class has been reduced to zero. Thereafter, the principal portion of Realized Losses on the Group I Mortgage Loans will be allocated on any Distribution Date to the outstanding Class or Classes of Group I Senior Certificates (other than Class I-X Certificates), pro rata, based upon their respective Certificate Principal Balance.

                  (iv) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to any Class of Group I Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balance of all Group I Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on the Group I Mortgage Loans on such date, to an amount less than the aggregate Stated Principal Balance of all of the Group I Mortgage Loans as of the first day of the month of such Distribution Date.

                  (b) Group II Certificates

                  Any Realized Losses with respect to the Group II Mortgage Loans shall be applied on each Distribution Date after the distributions provided for in Section 5.04(a)(II.) in reduction of the Certificate Principal Balance of the Class or Classes of Group II Subordinate Certificates pursuant to this Agreement, which shall, on any such Distribution Date with respect to the Class I-M-4 Certificates, the Class I-M-3 Certificates, the Class I-M-2 Certificates and the Class I-M-1 Certificates, in that order, so



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long as their respective Certificate Principal Balances have not been reduced to zero, equal the amount, if any, by which, (i) the aggregate Certificate
Principal Balance of all of the Group I Certificates on such Distribution Date (after giving effect to all distributions of principal (including as a result of Subsequent Recoveries on the Group I Mortgage Loans) on such Certificates on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of all of the Group I Mortgage Loans as of the last day of the related Due Period. Realized Losses will not be allocated to reduce the Certificate Principal Balances of the Class of Group II Senior Certificates.

                  Any amounts distributed to the Group II Class of Subordinate Certificates in respect of any Unpaid Applied Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

                  (c) If a Servicer or the Master Servicer receives a Subsequent Recovery in a Prepayment Period, it will be distributed on the following Distribution Date in accordance with the priorities described under Section 5.04(a). Additionally, the Certificate Principal Balance of each Class of Certificates that had been reduced by the allocation of a Realized Loss will be increased, in order of seniority, by the amount of such Subsequent Recovery, but not in excess of the Unpaid Applied Realized Loss Amount for such Class immediately prior to that Distribution Date. Holders of such Certificates will not be entitled to any payment in respect of Current Interest on the amount of such increases for an Accrual Period preceding the Distribution Date on which such increase occurs.

         Section 5.05. Monthly Statements to Certificateholders.

                  (a) Not later than each Distribution Date, the Securities Administrator shall prepare and deliver to the Trustee and the Yield Maintenance Provider, and make available to each Holder of Certificates, the Trustee, the Rating Agencies, the Master Servicer, the EMC Servicer and the Depositor a statement setting forth for the Certificates:

                  (i) the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments (except with respect to any Simple Interest Loans) of principal included therein (and with respect to any Simple Interest Loans, the amount of principal actually received included therein), and (C) as applicable, the Extra Principal Distribution Amount included therein (if any);

                  (ii) the amount of such distribution to Holders of each Class allocable to interest, and, if applicable, the portion thereof allocable to amounts provided pursuant to the Yield Maintenance Agreements, to the extent such information is provided to the Securities Administrator by the Trustee;

                  (iii) any Interest Carry Forward Amounts, and any Basis Risk Shortfall Carry Forward Amounts for each Class of Group II Certificates;

                  (iv) the Certificate Principal Balance of the each Class of Certificates before and after giving effect to all distributions of principal and allocation of Applied Realized Loss Amounts in reduction of Certificate Principal Balance for such Distribution Date and the allocation of any Subsequent Recoveries to increase the Certificate Principal Balance for such Distribution Date and the aggregate Certificate Principal Balance of the each such Class of Certificates after all such distributions and allocations;



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                  (v) the cumulative amount of Applied Realized Loss Amounts to date and the Unpaid Applied Realized Loss Amounts for each applicable Class of Subordinate Certificates after giving effect to the distribution of principal (including Subsequent Recoveries) and allocation of Applied Realized Loss Amounts on such Distribution Date;

                  (vi) the Pass-Through Rate for each Class of Certificates with respect to the current Accrual Period, and, if applicable, whether such Pass-Through Rate was limited by the Interest Rate Cap;

                  (vii) the amount of any Excess Cashflow Amount and any Excess Yield Maintenance Amount with respect to the Group II Certificates;

                  (viii) the aggregate of the Stated Principal Balances of the Mortgage Loans with respect to each Group on the related Due Date;

                  (ix) the related amount of the Master Servicing Fees paid to or retained by the Master Servicer and the Servicing Fees paid to or retained by each Servicer for the related Due Period;

                  (x) the amount of Advances included in the distribution on such Distribution Date;

                  (xi) the number and aggregate principal amounts of Mortgage Loans in each Group (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days and (C) in bankruptcy and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

                  (xii) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the end of the related Due Period;

                  (xiii) in the case of Group II, whether a Trigger Event exists;

                  (xiv) the total number and principal balance of any REO Properties with respect to each Group as of the end of the related Due Period;

                  (xv) the Realized Losses with respect to each Group during the related Due Period and the cumulative Realized Losses with respect to each Group through the end of the preceding month;

                  (xvi) the three month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate stated Principal Balance of the Mortgage Loans in each Group that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in the related Group as of the last day of the calendar month preceding such Distribution Date;

                  (xvii) the aggregate Realized Losses on the Mortgage Loans in each Group since the Closing Date as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans in the related Group on the Closing Date;

                  (xviii) the amount of any Subsequent Recovery for such Distribution Date and the amount by which the Certificate Principal Balance of each Class of Subordinate Certificates was increased as a result thereof

                  (xix) in the case of the Group I Certificates, the Subgroup Senior Percentage, the Subgroup Senior Prepayment Percentage, Subordinate Percentage and Subordinate Prepayment Percentage, in each case for the related Subgroup, as applicable, and such distribution date; and

                  (xx) the amount on deposit in the Pre-Funding Account and the Interest Coverage Account with respect to each Group.

                  The Securities Administrator may make the foregoing monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at "www.ctslink.com". Assistance in using the Securities Administrator's website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. To the extent timely received from the Securities Administrator, the Trustee will also make monthly statements available each month to Certificateholders and the Yield Maintenance Provider via the Trustee's internet website. The trustee's internet website will initially be located at www.jpmorgan.com/sfr. Assistance in using the Trustee's website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator may change the way monthly statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

                  (b) The Securities Administrator's responsibility for making the above information available to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and the related Servicer.

                  (c) Within a reasonable period of time after the end of each calendar year, the Securities Administrator will prepare and provide to the Trustee and the EMC Servicer, and upon request to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i) and (a)(ii) of this Section 5.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

                  (d) Upon filing with the Internal Revenue Service, the Securities Administrator shall furnish to the Holders of the Residual Certificates the applicable Form 1066 and each applicable Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of a Residual Certificate with respect to the following matters:

                  (i) The original projected principal and interest cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

                  (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

                  (iii) The applicable Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

                  (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

                  (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of a REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

                  (vi) The amount and timing of any non-interest expenses of a REMIC; and

                  (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

                  The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 9.12.

         Section 5.06. REMIC Designations and Allocations.

                  (a) The Trustee shall elect that each of REMIC I and REMIC II shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of REMIC I shall include the Mortgage Loans and all interest owing in respect of and principal due thereon, the Master Servicer Collection Account, the Distribution Account, any REO Property, and any proceeds of the foregoing, but shall not include the Supplemental Interest Reserve Fund, the Yield Maintenance Agreements, the Yield Maintenance Account and any rights or obligations in respect of the foregoing excluded assets.

                  (b) REMIC I will be evidenced by (x) the Class I-A-1, the Class I-A-2 Certificates, the Class I-X Certificates, the Class I-PO Certificates, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-B (the "REMIC I Regular Interests"), which are hereby designated as the "regular interests" in REMIC I and will be uncertificated and non-transferable and (y) the Class R-1 Certificate, which is hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-1 Certificate, the "REMIC I Certificates"). The REMIC I Regular Interests shall be recorded on the records of REMIC I as being issued to and held by the Trustee on behalf of REMIC II.

                  Principal shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC I Regular Interests as such amounts are payable and allocable to the Certificates with the corresponding designations.

                  The REMIC I Certificates will have the following designations, initial principal balances, pass-through rates and allocations of interest:


                                                                     Pass-       Allocation
          REMIC I             Initial Principal                    Through          of
        Certificates                Balance                          Rate         Interest      Related Group
        ------------          -----------------                     ------       -----------    -------------
           I-A-1              $   117,548,000                         (1)           (2)                 I


                                       87



                                                                     Pass-       Allocation
          REMIC I             Initial Principal                    Through          of
        Certificates                Balance                          Rate         Interest      Related Group
        ------------          -----------------                     ------       -----------    -------------
           I-A-2              $    61,795,000                         (1)           (2)                 I
            I-X                       (3)                             (1)           (2)                 I
            I-PO              $     9,734,441                         N/A           N/A                 I
           I-B-1              $     9,454,000                         (1)           (2)                 I
           I-B-2              $     3,676,000                         (1)           (2)                 I
           I-B-3              $     2,101,000                         (1)           (2)                 I
           I-B-4              $     1,996,000                         (1)           (2)                 I
           I-B-5              $     1,155,000                         (1)           (2)                 I
           I-B-6              $     2,626,161                         (1)           (2)                 I
           II-A-1             $   139,565,000                         (4)           (2),(5)            II
           II-A-2             $    15,507,000                         (4)           (2),(5)            II
           II-M-1             $    11,457,000                         (4)           (2),(5)            II
           II-M-2             $     5,052,000                         (4)           (2),(5)            II
           II-M-3             $     2,526,000                         (4)           (2),(5)            II
           II-M-4             $       902,000                         (4)           (2),(5)            II
            R-1                      N/A                              (6)           N/A                N/A

---------------

(1) The pass-through rate on this REMIC I Regular Interest shall at any time of determination equal the Pass-Through Rate on the Certificates with the corresponding designations.

(2) Except as provided in note (5) below, interest will be allocated among the Class I-A-1, Class I-A-2, Class I-X, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 REMIC I Certificates in the same proportion as interest is payable on the Certificates with the corresponding designations.

(3) These REMIC I Regular Interest shall at any time of determination bear interest on a notional balance, for any Distribution Date, equal to the aggregate of the Stated Principal Balance of each Group I Mortgage Loan with a Net Mortgage Rate greater than or equal to 6.25% per annum as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to that Due Date).

(4) The pass-through rate on this REMIC I Regular Interest shall at any time of determination equal the Interest Rate Cap.

(5) Any interest with respect to these REMIC I Regular Interests in excess of the weighted average coupon of the REMIC I Regular Interests of Group II, where each such REMIC I Regular Interest is first subject to a cap and floor equal to the Pass-Through Rate of the Certificate with the corresponding designation will be allocated to the Class II-B-IO Certificates of Group II. In addition, an amount equal to the Initial Overcollateralization Amount with respect to Group II shall be allocated to the Class II-B-IO Certificates on the first Distribution Date. However, the Class II-B-IO Certificates shall be subordinated to the extent provided in Section 5.04.

(6) On each Distribution Date, amounts, if any, remaining in REMIC I after payments of interest and principal, as designated above, will be distributed to the Class R-1 Certificate.

                  (c) The Regular Certificates (exclusive of any rights such Certificates may have to receive, and payments of, Basis Risk Shortfall Carry Forward Amounts, Yield Maintenance Amounts and amounts paid in respect of the Interest Coverage Account and the Final Maturity Reserve Account, as the case may be) and the Class II-B-IO Certificates (exclusive of any rights or obligations associated with these Certificates in connection with the treatment of the Holders of such Certificates as the owners, for federal income tax purposes, of the Supplemental Interest Reserve Fund and the Yield Maintenance Account and of the payments of Basis Risk Shortfall Carry Forward Amounts and Yield Maintenance Amounts, as described in Section 5.06(e) below) are hereby designated as "regular interests" with respect to REMIC II (the "REMIC II Regular Interests") and the Class R-2 Certificate is hereby designated as the single "residual interest" with respect to REMIC II. On each Distribution Date, amounts, if any, remaining in REMIC II after payments of interest and principal as designated herein shall be distributed to the Class R-2 Certificate. The terms of the REMIC II Regular Interests are set out in Section 6.01.

                  (d) For federal income tax purposes, each of REMIC I and REMIC II shall have a tax year that is a calendar year and shall report income on an accrual basis.

                  (e) Payments of Basis Risk Shortfall Carry Forward Amounts and Yield Maintenance Payments shall be deemed to be made to the holders of the Class II-B-IO Certificate with respect to which such payments were made, who will be the owners of such amounts (on a pro rata basis based upon their Percentage Interest in such Class) for federal income tax purposes. The Class II-B-IO Certificateholders will be considered to pay such amounts to the Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-B Certificates, as and to the extent appropriate, pursuant to a notional principal contract.

        Section 5.07. Supplemental Interest Reserve Fund; WAC Excess.

                  (a) On the Closing Date, the holders of the Class II-B-IO Certificates will deposit, or cause to be deposited, into the Supplemental Interest Reserve Fund, $5,000. On each Distribution Date as to which there is WAC Excess to the extent not paid under Section 5.04(a)(II.), the Paying Agent has been directed to, and shall therefore, deposit into the Supplemental Interest Reserve Fund an amount equal to the WAC Excess to the extent of the Class II-B-IO Distribution Amount, as applicable, which is payable pursuant to
Section 5.04(a)(II.). If no WAC Excess is payable on a Distribution Date, the Trustee shall deposit into the Supplemental Interest Reserve Fund on behalf of the Class II-B-IO Certificateholders an amount such that when added to other amounts already on deposit in the fund, the aggregate amount on deposit therein is equal to $5,000. For federal and state income tax purposes, the Class II-B-IO Certificateholders will be deemed to be the owners of the Supplemental Interest Reserve Fund and all amounts deposited into the Supplemental Interest Reserve Fund (other than the initial $5,000 deposit) shall be treated as amounts distributed by the REMIC II with respect to the Class II-B-IO Distribution Amount. Amounts held in the Supplemental Interest Reserve Fund and not distributable to the Group II Certificateholders on any Distribution Date will be invested by the Paying Agent in investments designated by the Class II-B-IO Certificateholders having maturities on or prior to the next succeeding Distribution Date on which such amounts will be distributable to the Group II Certificateholders. In the absence of such direction, amounts will remain uninvested. Upon the termination of the Trust, or the payment in full of the Group II Certificates, all amounts remaining on deposit in the Supplemental Interest Reserve Fund will be released from the lien of the Trust and distributed to the Class II-B-IO Certificateholders or their designees, pro rata. The Supplemental Interest Reserve Fund will be part of the Trust but not part of any REMIC created hereunder and any payments to the Group II Certificates of WAC Excess will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

                  (b) The Paying Agent and the Trustee shall treat the Supplemental Interest Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Class II-B-IO Certificateholders and that is not an asset of any REMIC. The Paying Agent and the Trustee shall treat the rights of the Group II Certificateholders to receive payments from the Supplemental Interest Reserve Fund as rights in an interest rate cap contract written by the Class II-B-IO Certificateholders in favor of the Group II Certificateholders. Thus, each Group II Certificate shall be treated as representing not only ownership of a regular interest in REMIC II, but also ownership of an interest in an interest rate cap contract.

                  (c) Notwithstanding the priority and sources of payments set forth in Section 5.04.(a)(II.) hereof or otherwise, the Paying Agent and the Trustee shall account for all distributions on the Certificates as set forth in this section. In no event shall any payments provided for in this section be treated as payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1) and shall be treated as an asset held separate and apart from any REMIC created under this Agreement in accordance with Treasury regulation section 1.860G-2(i).

                                  ARTICLE VI.

                                THE CERTIFICATES

        Section 6.01. The Certificates.

        The Certificates shall be substantially in the forms attached hereto as Exhibits A-1 through A-18. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:


                                               Integral
                                              Multiples              Initial
                          Minimum            in Excess of           Principal        Pass-Through       Related
      Class            Denomination            Minimum               Balance             Rate            Group
-------------------  ------------------   -------------------   ------------------   ----------------   -----------
      I-A-1             $25,000              $1,000             $   117,548,000          6.00%             I
      I-A-2             $25,000              $1,000             $    61,795,000          6.25%             I
       I-X              $25,000              $1,000                Notional(1)        Variable (2)         I
       I-PO             $25,000              $1,000             $     9,734,441         N/A(3)             I
      I-B-1             $25,000              $1,000             $     9,454,000         Adjustable(4)      I
      I-B-2             $25,000              $1,000             $     3,676,000         Adjustable(5)      I
      I-B-3             $25,000              $1,000             $     2,101,000         Adjustable(6)      I
      I-B-4             $25,000              $1,000             $     1,996,000         Adjustable(7)      I
      I-B-5             $25,000              $1,000             $     1,155,000         Adjustable(8)      I
      I-B-6             $25,000              $1,000             $     2,626,161         Adjustable(9)      I
      II-A-1            $25,000              $1,000             $   139,565,000         Adjustable(10)     II
      II-A-2            $25,000              $1,000             $    15,507,000         Adjustable(11)     II
      II-M-1            $25,000              $1,000             $    11,457,000         Adjustable(12)     II
      II-M-2            $25,000              $1,000             $     5,052,000         Adjustable(13)     II
      II-M-3            $25,000              $1,000             $     2,526,000         Adjustable(14)     II
      II-M-4            $25,000              $1,000             $       902,000         Adjustable(15)     II
     II-B-IO         $10,000,000          $1,000,000                Notional (16)        (17)              II
       R-1                 100%                 N/A                    N/A                N/A             N/A
       R-2                 100%                 N/A                    N/A                N/A             N/A

-------------------
(1) The Class I-X Certificates are interest-only certificates that bear interest on a notional balance, for any Distribution Date, equal to the aggregate of the Stated Principal Balance of each Group I Mortgage Loan with a Net Mortgage Rate greater than or equal to 6.25% per annum as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to that Due Date).

(2) The pass-through rate per annum for the Class I-X Certificates for any Distribution Date, will be equal to the excess, if any, of (a) the weighted average of The Net Mortgage Rates of the Group I Mortgage Loans with a Net Mortgage Rate greater than or equal to 6.25%, weighted on the basis of the Stated Principal Balance thereof as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to that Due Date), over (b) 6.25%.

(3) The Class I-PO Certificates are principal-only certificates that do not bear interest.

(4) For any Distribution Date, a variable pass-through rate equal to the weighted average of 6.00% and 6.25% per annum, weighted on the basis of the aggregate Stated Principal Balance of the Mortgage Loans in Subgroup I-1 (other than the PO Percentage of the Stated Principal Balance of such Mortgage Loans) and Subgroup I-2, in each case, minus the Certificate Principal Balance of the related Class of Group I Senior Certificates, other than the Class I-PO Certificates.

(5) For any Distribution Date, a variable pass-through rate equal to the weighted average of 6.00% and 6.25% per annum, weighted on the basis of the aggregate Stated Principal Balance of the Mortgage Loans in Subgroup I-1 (other than the PO Percentage of the Stated Principal Balance of such Mortgage Loans) and Subgroup I-2, in each case, minus the Certificate Principal Balance of the related Class of Group I Senior Certificates, other than the Class I-PO Certificates.

(6) For any Distribution Date, a variable pass-through rate equal to the weighted average of 6.00% and 6.25% per annum, weighted on the basis of the aggregate Stated Principal Balance of the Mortgage Loans in Subgroup I-1 (other than the PO Percentage of the Stated Principal Balance of such Mortgage Loans) and Subgroup I-2, in each case, minus the Certificate Principal Balance of the related Class of Group I Senior Certificates, other than the Class I-PO Certificates.

(7) For any Distribution Date, a variable pass-through rate equal to the weighted average of 6.00% and 6.25% per annum, weighted on the basis of the aggregate Stated Principal Balance of the Mortgage Loans in Subgroup I-1 (other than the PO Percentage of the Stated Principal Balance of such Mortgage Loans) and Subgroup I-2, in each case, minus the Certificate Principal Balance of the related Class of Group I Senior Certificates, other than the Class I-PO Certificates.

(8) For any Distribution Date, a variable pass-through rate equal to the weighted average of 6.00% and 6.25% per annum, weighted on the basis of the aggregate Stated Principal Balance of the Mortgage Loans in Subgroup I-1 (other than the PO Percentage of the Stated Principal Balance of such Mortgage Loans) and Subgroup I-2, in each case, minus the Certificate Principal Balance of the related Class of Group I Senior Certificates, other than the Class I-PO Certificates.

(9) For any Distribution Date, a variable pass-through rate equal to the weighted average of 6.00% and 6.25% per annum, weighted on the basis of the aggregate Stated Principal Balance of the Mortgage Loans in Subgroup I-1 (other than the PO Percentage of the Stated Principal Balance of such Mortgage Loans) and Subgroup I-2, in each case, minus the Certificate Principal Balance of the related Class of Group I Senior Certificates, other than the Class I-PO Certificates.

(10) For the first Distribution Date, 4.40% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-A-1 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

(11) For the first Distribution Date, 4.50% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-A-2 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

(12) For the first Distribution Date, 4.80% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-M-1 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

(13) For the first Distribution Date, 5.30% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-M-2 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

(14) For the first Distribution Date, 6.10% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-M-3 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

(15) For the first Distribution Date, 6.10% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-M-4 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

(16) Initially $210,085,603 and thereafter the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period.

(17) The Class II-B-IO Certificates will be entitled to receive distributions of interest as provided for in Section 5.06(b), note 5. Other than for federal income tax purposes, the Class II-B-IO Distribution Amount may be deemed to be interest on the notional balance of the Class II-B-IO Certificates.

        The Certificates shall be executed by manual or facsimile signature on behalf of the Certificate Registrar by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Certificate Registrar shall bind the Certificate Registrar, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the authentication of the Certificate Registrar by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Certificate Registrar shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

        The Depositor shall provide, or cause to be provided, to the Certificate Registrar on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

        Section 6.02. Certificate Register; Registration of Transfer and
                      Exchange of Certificates.

                  (a) The Certificate Registrar shall maintain, or cause to be maintained in accordance with the provisions of Section 6.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

                  At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Certificate Registrar duly executed by the holder thereof or his attorney duly authorized in writing.

                  No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

        All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Certificate Registrar in accordance with the Certificate Registrar's customary procedures.

                  (b) No Transfer of a Non-Offered Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") or Exhibit G (the "Rule 144A Letter") or (y) there shall be delivered to the Trustee and the Securities Administrator an Opinion of Counsel addressed to the Trustee and the Securities Administrator that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, any Servicer, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Trustee. The Depositor shall provide to any Holder of a Non-Offered Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee, the Securities Administrator, the Certificate Registrar and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Non-Offered Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, the Securities Administrator, the Certificate Registrar and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

        No Transfer of an ERISA Restricted Certificate shall be made unless the Trustee, the Master Servicer and the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee and the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA and/or a plan subject to Section 4975 of the Code ("Plan"), or a Person, directly or indirectly, acting on behalf of any such Plan, or (ii) in the case of any such ERISA Restricted Certificate presented for registration in the name of a Plan, or a trustee of any Plan or any other person, directly or indirectly, acting on behalf of any such Plan, a representation satisfactory to the Trustee and the Securities Administrator to the effect that neither the purchase or holding of such ERISA Restricted Certificate nor the servicing, management and operation of the Trust Fund will result in any prohibited transactions under ERISA or Section 4975 of the Code which will not be covered under Prohibited Transactions Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption and will not subject the Trustee, the Securities Administrator, the Certificate Registrar, any Servicer, the Master Servicer or the Depositor to any fiduciary duties under ERISA in addition to those expressly undertaken in this Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of any Plan without satisfying the above conditions shall be void and of no effect. None of the Trustee, the Securities Administrator, the Certificate Registrar or the Master Servicer shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA Restricted Certificate that is a Book-Entry Certificate, and none of the Trustee, the Securities Administrator, the Certificate


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Registrar or the Master Servicer shall have any liability for transfers of any such Book-Entry Certificates made through the book-entry facilities of any Depository or between or among participants of the Depository or Certificate Owners made in violation of the transfer restrictions set forth herein. None of the Trustee, the Securities Administrator, the Certificate Registrar or the Master Servicer shall be under any liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Trustee and the Securities Administrator shall be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact a Plan or a Person, directly or indirectly, acting on behalf of any Plan at the time it became a Holder or, at such subsequent time as it became a Plan or Person acting on behalf of a Plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee or the Securities Administrator shall be paid and delivered by the Trustee or the Securities Administrator to the last preceding Holder of such Certificate that is not a Plan or Person acting on behalf of a Plan.

                  (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate which shall always be issued as a physical certificate and not as a Book-Entry Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Certificate Registrar shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee and the Certificate Registrar under subparagraph (b) above, the Trustee and the Certificate Registrar shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.
                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related

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         Transfer Affidavit and Transferor Certificate. The Certificate
         Registrar shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Certificate Registrar shall be paid and delivered by the Certificate Registrar to the last preceding Permitted Transferee of such Certificate.

                  (v) The Master Servicer shall make available within 60 days of written request from the Trustee or Certificate Registrar, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

        The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee and the Certificate Registrar of an Opinion of Counsel addressed to the Trustee and the Certificate Registrar, which Opinion of Counsel shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar, the Seller, any Servicer or the Master Servicer to the effect that the elimination of such restrictions will not cause the REMIC I and/or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee and the Certificate Registrar, is reasonably necessary
(a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                  (d) The preparation and delivery of all certificates and opinions referred to above in this Section 6.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Seller, the Securities Administrator, the Certificate Registrar, the Master Servicer or any Servicer.

        Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates.

        If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 6.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Certificate Registrar under the terms of this
Section 6.03 shall be canceled and destroyed by the Certificate Registrar in accordance with its standard procedures without liability on its part.

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        Section 6.04. Persons Deemed Owners.

        The Securities Administrator, the Trustee, the Master Servicer, the Certificate Registrar and the Paying Agent and any agent thereof may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Securities Administrator, the Trustee, the Master Servicer, the Certificate Registrar, the Paying Agent nor any agent thereof shall be affected by any notice to the contrary.

        Section 6.05. Access to List of Certificateholders' Names and Addresses.

        If three or more Certificateholders (a) request such information in writing from the Trustee or Certificate Registrar, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or the Master Servicer shall request such information in writing from the Trustee or Certificate Registrar, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Trustee or the Certificate Registrar, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that neither the Trustee nor the Certificate Registrar shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

        Section 6.06. Book-Entry Certificates.

        The Regular Certificates (other than the Class II-B-IO Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository or its agent by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 6.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of such Certificates pursuant to Section 6.08:

                  (a) the provisions of this Section shall be in full force and effect;

                  (b) the Depositor, the Securities Administrator, the Certificate Registrar and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

                  (c) registration of the Book-Entry Certificates may not be transferred by the Certificate Registrar except to another Depository;

                  (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.08, the Depository will make book-entry transfers among the Depository

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 Participants and receive and transmit
distributions of principal and interest on the related Certificates to such Depository Participants;

                  (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

                  (f) the Trustee and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

                  (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

        For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

        Section 6.07. Notices to Depository.

        Whenever any notice or other communication is required to be given to Certificateholders of a Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Certificate Registrar shall give all such notices and communications to the Depository.

        Section 6.08. Definitive Certificates.

        If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor or the Depository advises the Certificate Registrar that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Depositor is unable to locate a qualified successor or (b) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Certificate Registrar and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class, then the Certificate Registrar shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to applicable Certificate Owners requesting the same. The Depositor shall provide the Certificate Registrar with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Certificate Registrar of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Certificate Registrar shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Certificate Registrar shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates and the Certificate Registrar shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

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        Section 6.09. Maintenance of Office or Agency.

        The Certificate Registrar will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City or at the Corporate Trust Office (if not in New York City) where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

        Section 6.10. Appointment of Paying Agent and Certificate Registrar

        Wells Fargo Bank, National Association, as Securities Administrator, shall act as the initial Paying Agent and Certificate Registrar for so long as it is also the Master Servicer. Each of the Paying Agent and the Certificate Registrar may resign upon thirty (30) days' prior written notice to the Trustee; provided hereto that no such resignation shall be effective until the appointment of a successor paying agent or certificate registrar. In the event the Paying Agent and/or the Certificate Registrar resigns or is removed by the Trustee for cause, the Trustee may appoint a successor paying agent or certificate registrar, as applicable. The Trustee shall cause such successor paying agent, if other than the Trustee or the Master Servicer or the Securities Administrator, to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee that such paying agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders.

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                                  ARTICLE VII.

       THE DEPOSITOR, THE MASTER SERVICER, THE EMC SERVICER AND THE SELLER

        Section 7.01. Respective Liabilities of the Depositor, the Master
                      Servicer, the EMC Servicer and the Seller.


        The Depositor, the Master Servicer, the EMC Servicer and the Seller shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

        Section 7.02. Merger or Consolidation of the Depositor, the Master
                      Servicer, the EMC Servicer or the Seller.

        The Depositor, the Master Servicer, the EMC Servicer and the Seller will each keep in full effect its existence, rights and franchises as a corporation, a limited liability company or a national association under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        Any Person into which the Depositor, the Master Servicer, the EMC Servicer or the Seller may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer, the EMC Servicer or the Seller shall be a party, or any person succeeding to the business of the Depositor, the Master Servicer, the EMC Servicer or the Seller shall be the successor of the Depositor, the Master Servicer, the EMC Servicer or the Seller, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the successor or surviving Person to the Master Servicer or the EMC Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

        Section 7.03. Indemnification of the Trustee, the Master Servicer, the
                      Securities Administrator and Others.

                  (a) The Master Servicer agrees to indemnify the Indemnified Persons (other than the Master Servicer) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to this Agreement, the Certificates or any powers of attorney furnished by the Trustee to the Master Servicer hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given Master Servicer and the Depositor written notice thereof promptly after a Responsible Officer of such Indemnified Person shall have with respect to such claim or legal action actual knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

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                  (b) The Trust will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise indemnified by the Master Servicer that is referred to in Subsection (a) above.

                  (c) The Securities Administrator agrees to indemnify the Indemnified Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator's failure to prepare and file a Form 10-K in accordance with Section 3.18, (ii) by reason of the Securities Administrator's willful misfeasance, bad faith or gross negligence in the performance of its obligations pursuant to Section 3.18 or (iii) by reason of the Securities Administrator's reckless disregard of its obligations pursuant to Section 3.18, (including, without limitation, in respect of any powers of attorney furnished to the Securities Administrator) provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

        Section 7.04. Limitation on Liability of the Depositor, the Seller, the
                      Master Servicer, the Securities  Administrator and Others.

        None of the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Trustee, the EMC Servicer, the Custodian or any of the directors, officers, employees or agents of the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Trustee, the Custodian or the EMC Servicer (each, a "Protected Party") shall be under any liability to any Indemnified Person, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect any such Protected Party against any breach of representations or warranties made by it herein or protect any such Protected Party from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). The Protected Parties may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Protected Parties shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates other than any loss, liability or expense related to a specific Mortgage Loan or Mortgage Loans, except any loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement and any loss, liability or expense incurred by reason of such Protected Party's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). No Protected Party shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided that a Protected Party may, in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and such Protected Party shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 4.03 and out of the Distribution Account as provided in Section 4.05 hereof.

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        Section 7.05. Limitation on Resignation of Master Servicer and the EMC
                      Servicer.

        Neither the Master Servicer nor the EMC Servicer shall resign from the obligations and duties hereby imposed on it except upon (x) determination that its duties hereunder are no longer permissible under applicable law or (y) in the case of the Master Servicer, compliance with the following requirements: (i) the Master Servicer has proposed a successor to the Trustee and the Trustee has consented thereto (such consent not to be withheld unreasonably); (ii) the successor is qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac; and (iii) each Rating Agency shall have delivered to the Trustee written confirmation that the appointment of such successor will not result in the qualification, reduction or withdrawal of the then-current ratings assigned by such Rating Agency to any of the Certificates. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation by the Master Servicer shall become effective until the Trustee or a successor servicer to such appointment shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

        Section 7.06. Errors and Omissions Insurance; Fidelity Bonds.

        The Master Servicer shall, for so long as it acts as a successor servicer under a Servicing Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as successor servicer thereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall use its reasonable best efforts to obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

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                                 ARTICLE VIII.

                     DEFAULT; TERMINATION OF MASTER SERVICER

        Section 8.01. Events of Default.

        "Event of Default," wherever used herein, means any one of the following events:

                  (i) any failure by the Master Servicer or the EMC Servicer to deposit in the Master Servicer Collection Account the amounts required pursuant to this Agreement or by the Master Servicer to remit to the Paying Agent any payment, including any Advance, required to be made pursuant to this Agreement, which failure shall continue unremedied for five Business Days after the date on which Applicable Written Notice of such failure shall have been given to the Master Servicer or the EMC Servicer, as applicable; or

                  (ii) any failure by the Master Servicer or the EMC Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the EMC Servicer, as applicable, contained in this Agreement or any breach of a representation or warranty by the Master Servicer or the EMC Servicer, which failure or breach shall continue unremedied for a period of 60 days (or, in the case of a breach of its obligation to provide a Master Servicer Certification pursuant to Section 3.18, 30 days) after the date on which Applicable Written Notice of such failure shall have been given to the Master Servicer or the EMC Servicer, as applicable; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the EMC Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

                  (iv) the Master Servicer or the EMC Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or the EMC Servicer, as applicable, or all or substantially all of the property of the Master Servicer or the EMC Servicer, as applicable;

                  (v) the Master Servicer or the EMC Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, or

                  (vi) in the case of the EMC Servicer, failure by the EMC Servicer to duly perform, within the required time period, its obligations under Article III of Exhibit K, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to EMC Servicer by the Master Servicer.

        If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, (i) in the case of the Master Servicer, the Trustee may, and, at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall, by notice in writing to the Master Servicer (with a copy to

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each Rating Agency) and (ii) in the case of the EMC Servicer, the Master
Servicer may, by notice in writing to the EMC Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer or the EMC Servicer, as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the EMC Servicer, as successor Master Servicer or, if the EMC Servicer is unable or unwilling to act as such successor Master Servicer, the Trustee, or any successor appointed pursuant to Section 8.02 (a "Successor Master Servicer"). Such Successor Master Servicer shall thereupon make any Advance described in Section 5.01 hereof and payments of Compensating Interest pursuant to Section 5.02 hereof, subject, in the case of the Trustee, to Section 8.02. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the terminated Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of any Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article IX.

        The Master Servicer and the EMC Servicer each agree to cooperate with the Trustee, and, in the case of the EMC Servicer, the Master Servicer, in effecting the termination of the Master Servicer's or the EMC Servicer's responsibilities and rights hereunder (including Exhibit K), including, without limitation, the transfer to the applicable Successor Master Servicer or the Master Servicer, as applicable, of all cash amounts which shall at the time be credited to the Master Servicer Collection Account or the Protected Account maintained pursuant to Section 1.05 of Exhibit K, as applicable, or thereafter be received with respect to the applicable Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default with respect to the Master Servicer actually known to a Responsible Officer of the Trustee.

        Notwithstanding any termination of the activities of the Master Servicer or the EMC Servicer hereunder, the Master Servicer or the EMC Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating the Master Servicer's or EMC Servicer's rights and obligations as Master Servicer or Servicer hereunder, as applicable, and received after such notice, that portion thereof to which the Master Servicer or the EMC Service would have been entitled pursuant to Sections 4.03 and 4.05 or Exhibit K, as applicable, and to receive any other amounts payable to the Master Servicer or the EMC Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

        Section 8.02. Trustee to Act; Appointment of Successor.

        On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01 hereof (unless, the EMC Servicer becomes Successor Master Servicer as specified in Section 8.01) the Trustee shall automatically become the successor to the Master Servicer with respect to the transactions set forth or provided for herein and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including, if applicable, the obligation to make Advances pursuant to Section 5.01 hereof on or prior to the applicable Distribution Date if the Master Servicer shall have failed to do so, and payments of Compensating Interest pursuant to Section 5.02 hereof, except as otherwise provided herein. Effective on the date of such notice of termination, as compensation therefor, the Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the Master Servicer would have been entitled to if it had continued to act hereunder, provided, however, that the Trustee shall not be (i) liable for any losses pursuant to Section 3.09 or

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Section 4.02(c) or as a result of any acts or omissions of the Master Servicer,
(ii) obligated to make Advances if it is prohibited from doing so under applicable law, (iii) obligated to effectuate any repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.02 or 2.03 hereof,
(iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or
(v) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.03. Notwithstanding the foregoing, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 5.01 hereof, or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any Successor Master Servicer shall (i) be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000 and (ii) be willing to act as successor servicer of any Mortgage Loans under any Servicing Agreement with respect to which the original Servicer has been terminated as servicer, and shall have executed and delivered to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than any liabilities of the Master Servicer hereof incurred prior to termination of the Master Servicer under
Section 8.01 or as otherwise set forth herein), with like effect as if originally named as a party to this Agreement, provided that each Rating Agency shall have acknowledged in writing that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. If the Trustee assumes the duties and responsibilities of the Master Servicer in accordance with this
Section 8.02, the Trustee shall not resign as Master Servicer until a Successor Master Servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

        The costs and expenses of the Trustee and the Successor Master Servicer in connection with the termination of the Master Servicer, appointment of a Successor Master Servicer and, if applicable, any transfer of servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or the Successor Master Servicer to service the related Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee and the Successor Master Servicer pursuant to Section 9.05.

        Any successor to the Master Servicer as successor servicer under any Servicing Agreement shall give notice to the applicable Mortgagors of such change of servicer and shall, during the term of its service as successor servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 7.06.

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        Section 8.03. Notification to Certificateholders.


                  (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

                  (b) Within 60 days after the occurrence of any Event of Default with respect to the Master Servicer, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured or waived.

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                                  ARTICLE IX.

             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

        Section 9.01. Duties of Trustee and Securities Administrator.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such Person's own affairs.

                  (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee or the Securities Administrator pursuant to any provision of this Agreement, the Trustee or the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

                  (c) On each Distribution Date, the Paying Agent or, if the Paying Agent shall be the Trustee, the Trustee, shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 5.04 and 10.01 herein based solely on the applicable Remittance Report.

                  (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

                  (ii) Neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

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                  (iii) Neither the Trustee nor the Securities Administrator
         shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

                  (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                  (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                  (vii) None of the Securities Administrator, the Master Servicer, any Servicer, the Seller, the Depositor, the Custodian or the Trustee shall be responsible for the acts or omissions of the others, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer hereunder or under the applicable Servicing Agreements.

                  (e) All funds received by the Trustee (if any), the Master Servicer and the Paying Agent and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited.

        Section 9.02. Certain Matters Affecting the Trustee and the Securities
                      Administrator

                  (a) Except as otherwise provided in Section 9.01:

                  (i) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution or certificate of the Seller or the Master Servicer or any Servicer, any certificates of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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                  (ii) The Trustee and the Securities Administrator may consult with counsel or accountants and any advice of such counsel or accountants or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

                  (iv) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                  (vi) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent other than the Custodian to perform its custodial functions with respect to the Mortgage Files or any paying agent other than the Securities Administrator to perform any paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld or delayed. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

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                  (vii) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under Section 4.02 hereof, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions; the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its gross negligence or willful misconduct in the performance of any such act;

                  (viii) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07; and

                  (ix) Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by any Person pursuant to this Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement.

        Section 9.03. Trustee and Securities Administrator Not Liable for
                      Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the signature and authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or with respect to any Mortgage Loan except as expressly provided in Sections 2.02 and 2.06 hereof; provided, however, that the foregoing shall not relieve the Custodian of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.05 and the Custodial Agreement. The Trustee's signature and authentication (or authentication by its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. Neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of Section 2.06, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

        Section 9.04. Trustee and Securities Administrator May Own Certificates.

        Each of the Trustee and the Securities Administrator in its individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder may become the owner or pledgee of

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any Certificates with the same rights it would have if it were not the
Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto. Section 9.05. Trustee's and Securities Administrator's Fees and Expenses.

        The Trustee and the Securities Administrator shall be entitled to the Trustee Fee and the Securities Administrator Fee, respectively, which shall be paid by the Master Servicer out of funds received by it hereunder in respect of the Master Servicing Fee. In addition, the Trustee and the Securities Administrator shall be indemnified and held harmless by the Trust Fund (and accordingly will be entitled to recover from the Master Servicer Collection Account pursuant to Section 4.03(b) and from comparable funds in a comparable order provided to the Trustee and held in the Distribution Account) for all liabilities, losses, costs, reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, in connection with the performance of its duties and obligations and the exercise of its rights under this Agreement, (including exercise of such party's rights under the Assumption Agreements and the Servicing Agreements), the Custodial Agreement, the Certificates, the Mortgage Loans, any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee in the administration of the trusts hereunder or the Securities Administrator, respectively, (including the reasonable compensation, expenses and disbursements of its counsel) except any such liability, loss, cost, expense, disbursement or advance as may arise from its negligence, bad faith or intentional misconduct. The Trust Fund further agrees to indemnify and hold harmless the Trustee for and against any loss, liability or expense arising out of, or in connection with, the provisions set forth in the final paragraph of Section 2.01 hereof, including without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigation and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph. If such funds are insufficient therefor, any such insufficiency shall be recoverable from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. The indemnification set forth herein shall survive the resignation or removal of the Trustee or the Securities Administrator and the termination of this Agreement.

        Section 9.06. Eligibility Requirements for Trustee, Securities
                      Administrator and Paying Agent.

        The Trustee, the Securities Administrator and the Paying Agent and any successor of any of the foregoing, shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "A-1" or higher by S&P and "BBB/F2" or higher by Fitch, with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee, successor Securities Administrator or successor Paying Agent other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. The Trustee shall not be an Affiliate of the Master Servicer. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such entity shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee, Securities Administrator or Paying Agent, as applicable, shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee, Securities Administrator or Paying Agent shall resign immediately in the manner and with the effect specified in Section 9.08.

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        In addition, the Securities Administrator (i) may not be an Originator,
Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

        Section 9.07. Insurance.

        The Trustee, Securities Administrator and Paying Agent, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee or the Securities Administrator as to the Trustee's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

        Section 9.08. Resignation and Removal of Trustee, Securities
                      Administrator and Paying Agent.

        The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, the Seller, the Securities Administrator (or the Trustee, if the Securities Administrator resigns) and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning trustee or securities administrator, as applicable, and the successor trustee or securities administrator, as applicable. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor trustee or securities administrator.

        If at any time (i) the Trustee, Securities Administrator or Paying Agent shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor,
(ii) the Trustee, Securities Administrator or Paying Agent shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee, Securities Administrator or Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Securities Administrator or Paying Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or
(iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee or securities administrator and (C) the Trustee or the Securities Administrator, as applicable fails to indemnify the Trust Fund against such tax, then the Depositor or the Master Servicers may remove the Trustee, Securities Administrator or Paying Agent, as applicable, and appoint a successor trustee, successor securities administrator or successor paying agent, as applicable, by written instrument, in multiple copies, a copy of which instrument shall be delivered to the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent and the successor trustee, successor securities administrator or successor paying agent, as applicable.

        The Holders evidencing at least 51% of the Voting Rights of each Class of Certificates may at any time remove the Trustee, Securities Administrator or Paying Agent and appoint a successor

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trustee, securities administrator or paying agent by written instrument or instruments, in multiple copies, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee or successor securities administrator to the Master Servicer, the Trustee, Securities Administrator or Paying Agent so removed and the successor trustee or securities administrator so appointed. Notice of any removal of the Trustee, Securities Administrator or Paying Agent shall be given to each Rating Agency by the Trustee or successor trustee. In the event that the fee payable to a successor Trustee, successor Securities Administrator or successor Paying Agent exceeds the applicable fee payable to the predecessor party, any such excess shall be an obligation of the Trust.

        Any resignation or removal of the Trustee, Securities Administrator or Paying Agent and appointment of a successor trustee or securities administrator pursuant to any of the provisions of this Section 9.08 shall become effective upon acceptance of appointment by the successor trustee or securities administrator as provided in Section 9.09 hereof.

        Section 9.09. Successor Trustee, Securities Administrator or Successor
                      Paying Agent.

        Any successor trustee, securities administrator or paying agent appointed as provided in Section 9.08 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee, predecessor securities administrator or predecessor paying agent, as applicable, and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee, securities administrator or paying agent shall become effective and such successor trustee, securities administrator or paying agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein.

        No successor trustee, securities administrator or paying agent shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor trustee, securities administrator or paying agent shall be eligible under the provisions of Section 9.07 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

        Upon acceptance of appointment by a successor trustee, securities administrator or paying agent as provided in this Section 9.09, the successor trustee, securities administrator or paying agent shall mail notice of the succession of such trustee or securities administrator hereunder to all Holders of Certificates. If the successor trustee, securities administrator or paying agent fails to mail such notice within ten days after acceptance of appointment, the Depositor shall cause such notice to be mailed at the expense of the Trust Fund.

        Section 9.10. Merger or Consolidation of Trustee, Securities
                      Administrator or Paying Agent.

        Any corporation, state bank or national banking association into which the Trustee, Securities Administrator or Paying Agent may be merged or converted or with which it may be consolidated or any corporation, state bank or national banking association resulting from any merger, conversion or consolidation to which the Trustee, Securities Administrator or Paying Agent shall be a party, or any corporation, state bank or national banking association succeeding to substantially all of the corporate trust business of the Trustee or of the business of the Securities Administrator or Paying Agent, shall be the successor of the Trustee, Securities Administrator or Paying Agent hereunder, provided that such entity shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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        Section 9.11. Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.09.

        Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as a Successor Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

        Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act

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under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 9.12. Tax Matters.

        It is intended that each of REMIC I and REMIC II shall constitute, and that the affairs of the Trust Fund shall be conducted so that each REMIC formed hereunder qualifies as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of the Trust Fund. The Trustee and/or the Securities Administrator, as agent on behalf of the Trust Fund, shall do or refrain from doing, as applicable, the following: (a) the Securities Administrator shall prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each such REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) the Securities Administrator shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC that is or becomes a taxable entity, and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) the Trustee shall make or cause to be made elections, on behalf of each REMIC formed hereunder to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year (and, if necessary, under applicable state law); (d) the Securities Administrator shall prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) the Securities Administrator shall provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax) or to the IRS, and the Trustee shall forward that information to the requesting party in accordance with Treasury Regulation ss. 1.860E-2(a)(5); (f) each of the Securities Administrator and the Trustee shall, to the extent under its control, conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of each REMIC formed hereunder as a REMIC under the REMIC Provisions; (g) neither the Trustee nor the Securities Administrator shall knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC formed hereunder; (h) the Trustee shall pay, from the sources specified in the second to last paragraph of this Section 9.12, as directed by the Securities Administrator in its Remittance Report, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on any REMIC formed hereunder prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee, the Securities Administrator at the written request of the Trustee, or any other

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appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) the Trustee shall sign or cause to be signed federal, state or local income tax or information returns or any other document prepared by the Securities Administrator pursuant to this Section 9.12 requiring a signature thereon by the Trustee; (j) the Securities Administrator shall maintain records relating to each REMIC formed hereunder including but not limited to the income, expenses, assets and liabilities of each such REMIC and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, the Trustee, or at the written request of the Trustee, the Securities Administrator, shall represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC formed hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of each REMIC formed hereunder in relation to any tax matter involving any such REMIC.

        In order to enable each of the Trustee and the Securities Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee or the Securities Administrator within 10 days after the Closing Date all information or data that the Trustee or the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee or the Securities Administrator promptly upon written request therefor, any such additional information or data that the Trustee or the Securities Administrator may, from time to time, request in order to enable the Trustee or the Securities Administrator to perform its duties as set forth herein. The Depositor hereby indemnifies each of Trustee and the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Trustee or the Securities Administrator arising from any errors or miscalculations of the Trustee or the Securities Administrator, as applicable, that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee or the Securities Administrator, as applicable, on a timely basis, which indemnification shall survive the resignation or removal of the Trustee, the Master Servicer, the EMC Servicer or the Securities Administrator and the termination of this Agreement.

        In the event that any tax is imposed on "prohibited transactions" of either REMIC I or REMIC II as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to either REMIC I or REMIC II after the startup day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon any of REMIC I, REMIC II or the Trust Fund, and is not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee or the Securities Administrator, if any such other tax arises out of or results from a breach by the Trustee or the Securities Administrator, respectively, of any of its obligations under this Agreement, (ii) any party hereto (other than the Trustee or the Securities Administrator) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party hereto fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid first with amounts otherwise to be distributed to the Residual Certificateholders and the Class B-IO Certificateholders (pro rata based on the amounts to be distributed), and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class B Certificates of both Groups (pro rata based on amounts to be distributed), second, to the Class M Certificates of both Groups (pro rata based on amounts to be distributed) and third, to the Class A Certificates of both Groups (pro rata based on amounts to be distributed). Notwithstanding anything to the contrary contained herein, to the extent

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that such tax is payable by the Holder of any Certificates, the Trustee is hereby authorized to retain on any Distribution Date, from the Holders of the Residual Certificates (and, if necessary, second, from the Holders of the other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. Following written notification to the Securities Administrator by the Trustee of any amount payable out of distributions to the Certificateholders pursuant to the preceding two sentences, the Securities Administrator shall include in its Remittance Report instructions as to distributions to such parties taking into account the priorities described in the second preceding sentence. The Securities Administrator, on written request by the Trustee, agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

        The Trustee and the Securities Administrator each agree that, in the event it should obtain any information necessary for the other party to perform its obligations pursuant to this Section 9.12, it will promptly notify and provide such information to such other party. Notwithstanding anything in this Agreement to the contrary, the Trustee agrees that, in the event that the Trustee obtains actual knowledge that the Securities Administrator has breached any of its obligations pursuant to this Section 9.12, the Trustee shall perform such obligations on its behalf to the extent that the Trustee possesses all documents necessary to so perform and receives reasonable compensation therefor, provided, however, that the Trustee shall not be liable for any losses resulting from any such breach.

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                                   ARTICLE X.

                                   TERMINATION

        Section 10.01. Termination upon Liquidation or Repurchase of the
                       Mortgage Loans.

        Subject to Section 10.03, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Securities Administrator, the Paying Agent, the Seller and the Trustee created hereby with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator and (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee and the Securities Administrator payable pursuant to Section 9.05, (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement, and (b) the later of
(i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

        The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans in the related Group.

        Section 10.02. Final Distribution on the Certificates.

        If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in a Group other than the funds in the Master Servicer Collection Account, the Master Servicer shall direct the Securities Administrator to send a final distribution notice promptly to each related Certificateholder or (ii) the Securities Administrator determines that a Class of Certificates shall be retired after a final distribution on such Class, the Securities Administrator shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Certificate Registrar. If the Depositor elects to terminate a Group pursuant to Section 10.01, on or before the Distribution Date occurring in the month preceding the month in which notice is to be mailed to the Certificateholders, the Depositor shall notify the Securities Administrator, the Custodian, the Trustee, the Securities Administrator, the Paying Agent and the Master Servicer of the date that the Depositor intends to terminate the Group and the Depositor shall provide the EMC Servicer, the Securities Administrator, the Paying Agent, the Custodian, the Master Servicer and the Trustee with the applicable repurchase price of the Mortgage Loans and REO Properties

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of such Group serviced and administered by the Master Servicer. The EMC Servicer shall remit the Mortgage Loan Repurchase Price to the Paying Agent for deposit in the Distribution Account on the Business Day immediately preceding the Distribution Date on which such Optional Termination by the EMC Servicer will be effected.

        Provided that timely notice has been received, the Securities Administrator shall give notice of any termination of a Group, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation. To the extent reasonably practical, such notice shall be given by letter mailed not earlier than the 1st day and no later than the 15th day of the month of such final distribution and shall specify: (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

        In the event such notice is given, the Master Servicer shall cause all funds in the Master Servicer Collection Account to be remitted to the Paying Agent for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the EMC Servicer or its designee the Mortgage Files for the Mortgage Loans, and any documents necessary to transfer any REO Property.

        Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders of each Class, based on the applicable Remittance Report for such Distribution Date, the amounts allocable to such Certificates held in the Distribution Account in the order and priority set forth in Section 5.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

        In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

        Section 10.03. Additional Termination Requirements.

                  (a) Upon exercise by the Depositor of its purchase option with respect to both Groups as provided in Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless each of the Trustee and the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the EMC Servicer, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.03 will not (i) result in the imposition of taxes on

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"prohibited transactions" of a REMIC, or (ii) cause a REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (1) The Depositor shall establish a 90-day liquidation period and notify the Trustee and Securities Administrator thereof, and the Securities Administrator shall in turn specify the first day of such period in a statement attached to each of REMIC I and REMIC II's Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Depositor shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Depositor;

                  (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the EMC Servicer, acting as agent of the Trustee, shall sell all of the assets of REMIC I and REMIC II for cash; and

                  (3) At the time of the making of the final payment on the Certificates, the Securities Administrator as agent for the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand (other than cash retained to meet claims), and REMIC I and REMIC II shall terminate at that time.

                  (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Depositor to specify the 90-day liquidation period for REMIC I and REMIC II, which authorization shall be binding upon all successor Certificateholders.

                  (c) The Securities Administrator as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Depositor, and the receipt of the Opinion of Counsel referred to in Section 10.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Depositor.

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                                  ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

        Section 11.01. Amendment.

        This Agreement may be amended from time to time by parties hereto, without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein (including to give effect to the expectations of investors), to change the manner in which the Master Servicer Collection Account, or the Protected Account maintained by the EMC Servicer is maintained, to conform the terms hereof to the disclosure in the Prospectus Supplement or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

        Notwithstanding the foregoing, without the consent of the Certificateholders, the parties hereto may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each of REMIC I and REMIC II as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on either REMIC I or REMIC II pursuant to the Code that would be a claim against either REMIC I or REMIC II at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

        This Agreement may also be amended from time to time by the parties hereto and the Holders of each Class of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) cause either REMIC I or REMIC II's REMIC elections to fail to qualify or (iii) reduce the aforesaid percentages of Certificates of each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding.

        Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such amendment will not (other than an amendment pursuant to clause (ii) of, and in accordance with, the preceding paragraph) cause the imposition of any tax on REMIC I or REMIC II or the Certificateholders or cause REMIC I or REMIC II's REMIC elections to fail to qualify at any time that any Certificates are outstanding. Further, nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, addressed to and satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement (including any consent of the applicable Certificateholders) have been complied with.

        Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

        It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        Section 11.02. Recordation of Agreement; Counterparts.

        To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation at the Trust's expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

        For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03. Governing Law.

        THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER).

        Section 11.04. Intention of Parties.

        It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Seller to the Depositor, and by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Depositor or the Trustee, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Seller to the Depositor, or by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired, (iii) the possession by the Trustee or the Custodian of the Mortgage Notes and such other items of property as may be perfected by possession pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code for purposes of effecting the security interest pursuant to such section of the applicable Uniform Commercial Code and other applicable law. Any assignment of the Seller and the Depositor shall also be deemed to be an assignment of any security interest created hereby.

        Each of the Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

        Section 11.05. Notices.

                  (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i) Any material change or amendment to this Agreement;

                  (ii) The occurrence of any Event of Default that has not been cured;

                  (iii) The resignation or termination of the Master Servicer, the Securities Administrator or the Trustee and the appointment of any successor;

                  (iv) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.12 and 10.01; and

                  (v) The final payment to Certificateholders.

                  (b) In addition, the Securities Administrator shall promptly furnish to each Rating Agency copies of the following:

                  (i) Each report to Certificateholders described in Section 5.05, if requested by such Rating Agency;

                  (ii) Each annual statement as to compliance described in
         Section 3.16; and

                  (iii) Each annual independent public accountants' servicing report described in Section 3.17.

                  (c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, or by facsimile transmission to a number provided by the appropriate party if receipt of such transmission is confirmed to 1) in the case of the Depositor, Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, Attention: Chief Counsel, or such other address as may be hereafter furnished to the other parties hereto by the Depositor in writing; 2) in the case of the Seller or the EMC Servicer, EMC Mortgage Corporation, 909 Hidden Ridge Drive, Irving, Texas 75038,
Attention: Ralene Ruyle or such other address as may be hereafter furnished to the other parties hereto by the EMC Servicer in writing; 3) in the case of the Trustee, at the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the other parties hereto; 4) in the case of the Master Servicer, the Securities Administrator, the Paying Agent, the Certificate Registrar or the Custodian, P.O. Box 98, Columbia, Maryland 21046 (or, in the case of overnight delivery, 9062 Old Annapolis Road, Columbia, Maryland 21045), in either case: Attention: BSABS 2005-SD4; or such other address as may be hereafter furnished to the other parties hereto by the Master Servicer in writing and 5) in the case of the Rating Agencies, (x) Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group and (y) Fitch, One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Department. Any notice delivered to the Seller, the Depositor, the Master Servicer, the EMC Servicer, the Securities Administrator, the Custodian or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 11.06. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 11.07. Assignment.

        Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 7.02, this Agreement may not be assigned by the Master Servicer, the EMC Servicer, the Seller or the Depositor.

        Section 11.08. Limitation on Rights of Certificateholders.

        The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

        No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee or the Securities Administrator, as appropriate, a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee or the Securities Administrator, as appropriate to institute such action, suit or proceeding in its own name as Trustee or the Securities Administrator, as appropriate, hereunder and shall have offered to the Trustee or the Securities Administrator, as appropriate, such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee or the Securities Administrator, as appropriate, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder, the Trustee or the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

        Section 11.09. Inspection and Audit Rights.

                  (a) The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to such Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 11.09 shall be borne by the party requesting such inspection, subject to any right to reimbursement of such party hereunder (in the case of the Trustee, pursuant to Section 4.05(a)(xii) hereof); all other such expenses shall be borne by the Master Servicer.

                  (b) The Trustee and the Securities Administrator shall each provide access to the records and documentation in its possession regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at its respective office; provided, however, that, unless otherwise required by law, neither the Trustee nor the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee and the Securities Administrator shall each allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers its actual costs.

        Section 11.10. Certificates Nonassessable and Fully Paid.

        It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                                      * * *

        IN WITNESS WHEREOF, the Depositor, the Master Servicer, the EMC Servicer, the Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                            BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor

                            By:
                               ------------------------------------------------
                            Name:  Baron Silverstein
                            Title: Vice President


                            EMC MORTGAGE CORPORATION,
                            as Seller and Servicer


                            By:
                               ------------------------------------------------
                               Name:  Sherri Lauritsen
                               Title: Executive Vice President


                             WELLS FARGO BANK, N.A.,
                             as Master Servicer and Securities Administrator

                            By:
                               ------------------------------------------------
                               Name:   Stacey Taylor
                               Title:  Assistant Vice President


                            JPMORGAN CHASE BANK, N.A.
                            as Trustee


                            By:
                               ------------------------------------------------
                               Name:  Peggy L. Remy
                               Title: Assistant Vice President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

        On this 20th day of October 2005, before me, a notary public in and for said State, appeared Baron Silverstein, personally known to me on the basis of satisfactory evidence to be an authorized representative of Bear Stearns Asset Backed Securities I LLC, the limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  ------------------------------------------
                                  Notary Public

[Notarial Seal]

STATE OF MARYLAND        )
                         ) ss.:
COUNTY OF BALTIMORE      )

        On this 20th day of October 2005, before me, a notary public in and for said State, appeared Stacey Taylor, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association, and acknowledged to me that such national banking association executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  ------------------------------------------
                                  Notary Public

[Notarial Seal]

STATE OF TEXAS     )
                   ) ss.:
COUNTY OF DALLAS   )

        On this 20th day of October 2005, before me, a notary public in and for said State, appeared Sherri Lauritsen, personally known to me on the basis of satisfactory evidence to be an authorized representative of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  ------------------------------------------
                                  Notary Public

[Notarial Seal]

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )

        On this 20th day of October 2005, before me, a notary public in and for said State, appeared Peggy L. Remy, personally known to me on the basis of satisfactory evidence to be an authorized representative of JPMorgan Chase Bank, one of the national banking associations that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association and acknowledged to me that such national banking association executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  ------------------------------------------
                                  Notary Public

[Notarial Seal]

                                                                     EXHIBIT A-1



                             CLASS I-A-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


                                     A-1-1

Certificate No.:                       I-A-1

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Principal
Balance of
this Certificate
("Denomination"):                      $117,548,000

Initial Certificate
Principal Balance of
Class I-A-1
Certificates:                          $117,548,000

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 DY5

Interest Rate:                         6.0000% per annum


                                     A-1-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-1-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-1-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-1-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.



                                     A-1-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.





                                     A-1-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-1-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.


                                     A-1-9

                                                                     EXHIBIT A-2


                             CLASS I-A-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


                                     A-2-1

Certificate No.:                       I-A-2

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Principal
Balance of
this Certificate
("Denomination"):                      $61,795,000

Initial Certificate
Principal Balance of
Class I-A-2
Certificates:                          $61,795,000

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 DZ2

Interest Rate:                         6.2500% per annum



                                     A-2-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and

                                     A-2-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-2-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:_________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:_____________________________________
   Authorized Signatory



                                     A-2-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-2-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-2-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.



                                     A-2-9

                                                                     EXHIBIT A-3

                              CLASS I-X CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE NOTIONAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY PRINCIPAL PAYMENTS TO THE APPLICABLE GROUP I MORTGAGE LOANS AND REALIZED LOSSES ALLOCABLE THERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT NOTIONAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL BALANCE BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.




                                     A-3-1

Certificate No.:                       I-X

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Notional Balance of
this Class of Certificates as of the
Cut-off Date:                          $47,272,261

Notional Balance of this Class of
Certificates as of the Cut-off Date:   $47,272,261

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 EA6

Interest Rate:                         Variable



                                     A-3-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and



                                     A-3-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                     * * *


                                     A-3-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory



                                     A-3-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-3-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.




                                     A-3-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-3-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.




                                     A-3-9

                                                                     EXHIBIT A-4
                             CLASS I-PO CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



                                     A-4-1

Certificate No.:                       I-PO
Cut-off Date:                          September 1, 2005
First Distribution Date:               October 25, 2005
Initial Principal
Balance of
this Certificate
("Denomination"):                      $9,734,441

Initial Certificate
Principal Balance of
Class I-PO
Certificates:                          $9,734,441

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 EB4
Pass-Through Rate:                     N/A



                                     A-4-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and



                                     A-4-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-4-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-4-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-4-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-4-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor




                                     A-4-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.




                                     A-4-9

                                                                     EXHIBIT A-5

                             CLASS I-B-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-5-1

Certificate No.:                       I-B-1

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Principal
Balance of
this Certificate
("Denomination"):                      $9,454,000

Initial Certificate
Principal Balance of
Class I-B-1
Certificates:                          $9,454,000

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 EC2

Interest Rate:                         Variable



                                     A-5-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-5-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-5-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory



                                     A-5-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-5-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-5-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-5-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.




                                     A-5-9

                                                                     EXHIBIT A-6
                             CLASS I-B-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-6-1

Certificate No.:                       I-B-2

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005
Initial Principal
Balance of
this Certificate
("Denomination"):                      $3,676,000

Initial Certificate
Principal Balance of
Class I-B-2
Certificates:                          $3,676,000

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 ED0

Interest Rate:                         Variable



                                     A-6-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-6-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-6-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-6-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-6-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-6-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-6-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.



                                     A-6-9

                                                                     EXHIBIT A-7

                             CLASS I-B-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-7-1

Certificate No.:                       I-B-3

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005
Initial Principal
Balance of
this Certificate
("Denomination"):                      $2,101,000

Initial Certificate
Principal Balance of
Class I-B-3
Certificates:                          $2,101,000

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 EE8

Interest Rate:                         Variable


                                     A-7-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-7-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-7-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-7-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.



                                     A-7-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-7-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                    A-7-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.




                                     A-7-9

                                                                     EXHIBIT A-8

                             CLASS I-B-4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-8-1

Certificate No.:                       I-B-4

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005
Initial Principal
Balance of
this Certificate
("Denomination"):                      $1,996,000

Initial Certificate
Principal Balance of
Class I-B-4
Certificates:                          $1,996,000

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 EM0

Interest Rate:                         Variable



                                     A-8-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and

                                     A-8-3

surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                     * * *


                                     A-8-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-8-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-8-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-8-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-8-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.



                                     A-8-9

                                                                     EXHIBIT A-9
                             CLASS I-B-5 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-9-1

Certificate No.:                       I-B-5

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005
Initial Principal
Balance of
this Certificate
("Denomination"):                      $1,155,000

Initial Certificate
Principal Balance of
Class I-B-5
Certificates:                          $1,155,000

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 EN8

Interest Rate:                         Variable



                                     A-9-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-9-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-9-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory



                                     A-9-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-9-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-9-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-9-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.


                                     A-9-9

                                                                    EXHIBIT A-10
                             CLASS I-B-6 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-10-1

Certificate No.:                       I-B-6

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005
Initial Principal
Balance of
this Certificate
("Denomination"):                      $2,626,161

Initial Certificate
Principal Balance of
Class I-B-6
Certificates:                          $2,626,161

Latest Possible
Maturity Date:                         September 25, 2035

CUSIP:                                 073877 EP3

Interest Rate:                         Variable



                                     A-10-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and



                                     A-10-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-10-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-10-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-10-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-10-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor





                                     A-10-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.



                                     A-10-9

                                                                    EXHIBIT A-11
                            CLASS II-A-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").



                                     A-11-1

Certificate No.:                       II-A-1

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005
Initial Principal
Balance of
this Certificate
("Denomination"):                      $139,565,000

Initial Certificate
Principal Balance of
Class II-A-1
Certificates:                          $139,565,000

Latest Possible
Maturity Date:                         December 25, 2042

CUSIP:                                 073877 EF5

Interest Rate: For the first Distribution Date, 4.400% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-A-1 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.


                                     A-11-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-11-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                     * * *



                                     A-11-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory



                                     A-11-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.



                                     A-11-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-11-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-11-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.


                                     A-11-9

                                                                    EXHIBIT A-12

                            CLASS II-A-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").



                                     A-12-1

Certificate No.:                       II-A-2

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Principal
Balance of
this Certificate
("Denomination"):                      $15,507,000

Initial Certificate
Principal Balance of
Class II-A-2
Certificates:                          $15,507,000

Latest Possible
Maturity Date:                         December 25, 2042

CUSIP:                                 073877 EG3

Interest Rate: For the first Distribution Date, 4.500% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-A-2 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.



                                     A-12-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and



                                     A-12-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-12-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory



                                     A-12-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-12-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-12-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor





                                     A-12-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.


                                    A-12-9

                                                                    EXHIBIT A-13

                            CLASS II-M-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.


                                     A-13-1

Certificate No.:                       II-M-1

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Principal
Balance of
this Certificate
("Denomination"):                      $11,457,000

Initial Certificate
Principal Balance of
Class II-M-1
Certificates:                          $11,457,000

Latest Possible
Maturity Date:                         December 25, 2042

CUSIP:                                 073877 EH1

Interest Rate: For the first Distribution Date, 4.800% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-M-1 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.



                                     A-13-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and




                                     A-13-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-13-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-13-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-13-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-13-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-13-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.


                                     A-13-9

                                                                    EXHIBIT A-14

                            CLASS II-M-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-14-1

Certificate No.:                       II-M-2

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Principal
Balance of
this Certificate
("Denomination"):                      $5,052,000

Initial Certificate
Principal Balance of
Class II-M-2
Certificates:                          $5,052,000

Latest Possible
Maturity Date:                         December 25, 2042

CUSIP:                                 073877 EJ7

Interest Rate: For the first Distribution Date, 5.300% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-M-2 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.



                                     A-14-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and




                                    A-14-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-14-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-14-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.



                                     A-14-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-14-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor





                                     A-14-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.





                                     A-14-9

                                                                    EXHIBIT A-15

                            CLASS II-M-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-15-1

Certificate No.:                       II-M-3

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Principal
Balance of
this Certificate
("Denomination"):                      $2,526,000

Initial Certificate
Principal Balance of
Class II-M-3
Certificates:                          $2,526,000

Latest Possible
Maturity Date:                         December 25, 2042

CUSIP:                                 073877 EK4

Interest Rate: For the first Distribution Date, 6.100% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-M-3 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.



                                     A-15-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and



                                     A-15-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *




                                     A-15-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-15-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.



                                     A-15-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-15-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-15-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.


                                     A-15-9

                                                                    EXHIBIT A-16
                            CLASS II-M-4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-16-1

Certificate No.:                       II-M-4

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Principal
Balance of
this Certificate
("Denomination"):                      $902,000

Initial Certificate
Principal Balance of
Class II-M-4
Certificates:                          $902,000

Latest Possible
Maturity Date:                         December 25, 2042

CUSIP:                                 073877 EL2

Interest Rate: For the first Distribution Date, 6.100% per annum, and on any Distribution Date thereafter, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class II-M-4 Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.



                                     A-16-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-16-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                     * * *



                                     A-16-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory



                                     A-16-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.



                                     A-16-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-16-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-16-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.



                                     A-16-9

                                                                    EXHIBIT A-17

                            CLASS II-B-IO CERTIFICATE

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS A MINIMAL PRINCIPAL BALANCE AND IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.


                                     A-17-1

Certificate No.:                       II-B-IO

Cut-off Date:                          September 1, 2005

First Distribution Date:               October 25, 2005

Initial Notional Balance of this
Certificate ("Denomination"):          $180,421,785.00

Initial Notional
Balance of all
Class II-B-IO Certificates:            $180,421,785.00

Latest Possible
Maturity Date:                         December 25, 2042

CUSIP:                                 073877 ES7

Interest Rate:                         N/A



                                     A-17-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets (obtained by dividing the denomination of this Certificate by the aggregate denominations of all Certificates of the same Class) deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate has a notional principal balance and does not bear interest at a specified rate. It is entitled on each Distribution Date to its Percentage Interest of distributions of any remaining Excess Cashflow after all other classes of Certificates (other than the Residual Certificates) have received amounts to which they are entitled.

         No Transfer of this Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Master Servicer in writing the facts surrounding the Transfer in substantially the forms set forth in the Agreement, as Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") of the Agreement or Exhibit G (the "Rule 144A Letter") of the


                                     A-17-3

Agreement or (y) there shall be delivered to the Trustee an opinion of counsel that such Transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Depositor, the Seller, the Servicer, the Master Servicer or the Trustee. The Depositor shall provide to any Holder of this Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificate and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Holder of this Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-17-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-17-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-17-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-17-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor




                                     A-17-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.


                                     A-17-9

                                                                    EXHIBIT A-18

                              CLASS R-1 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A RESIDUAL INTEREST IN "REMIC I" AND "REMIC II" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, EACH OF WHICH IS A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IS A "PERMITTED TRANSFEREE" AS DEFINED IN THE AGREEMENT REFERRED TO HEREIN. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS IT HAS OBTAINED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND DELIVERS A CERTIFICATE TO THE EFFECT THAT THE TRANSFEREE HAS NO ACTUAL KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE. THE PARTIES TO THE AGREEMENT MAY, WITHOUT THE CONSENT OF THE CERTIFICATEHOLDERS, AMEND THE AGREEMENT TO THE EXTENT NECESSARY OR APPROPRIATE TO MAINTAIN THE QUALIFICATION OF EACH OF REMIC I AND REMIC II AS A REMIC UNDER THE CODE OR TO AVOID OR MINIMIZE THE RISK OF THE IMPOSITION OF ANY TAX ON EITHER OF REMIC I OR REMIC II PURSUANT TO THE CODE, THAT WOULD BE A CLAIM AGAINST EITHER OF REMIC I OR REMIC II AT ANY TIME PRIOR TO THE FINAL REDEMPTION OF THE CERTIFICATES, PROVIDED THAT THE TRUSTEE HAS RECEIVED AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE TO THE EFFECT THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO MAINTAIN SUCH REMIC STATUS OR TO AVOID THE IMPOSITION OF SUCH A TAX.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH




                                     A-18-1

THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-18-2

Certificate No.:                     R-1

Cut-off Date:                        September 1, 2005
First Distribution Date:

Percentage Interest                  100%

Latest Possible
Maturity Date:

CUSIP:                               073877 EQ1

Interest Rate:                       N/A



                                     A-18-3

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Securities Administrator, the Servicer, the Seller, Master Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentation and surrender of this Class R-1 Certificate at the Corporate Trust Office.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of Section 6.02 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee of a Transfer Affidavit of the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.





                                     A-18-4

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-18-5

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory



                                     A-18-6

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master



                                     A-18-7

Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-18-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-18-9

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.


                                     A-18-10

                                                                    EXHIBIT A-19

                              CLASS R-2 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A RESIDUAL INTEREST IN "REMIC I" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IS A "PERMITTED TRANSFEREE" AS DEFINED IN THE AGREEMENT REFERRED TO HEREIN. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS IT HAS OBTAINED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND DELIVERS A CERTIFICATE TO THE EFFECT THAT THE TRANSFEREE HAS NO ACTUAL KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE. THE PARTIES TO THE AGREEMENT MAY, WITHOUT THE CONSENT OF THE CERTIFICATEHOLDERS, AMEND THE AGREEMENT TO THE EXTENT NECESSARY OR APPROPRIATE TO MAINTAIN THE QUALIFICATION OF EACH OF REMIC I AND REMIC II AS A REMIC UNDER THE CODE OR TO AVOID OR MINIMIZE THE RISK OF THE IMPOSITION OF ANY TAX ON EITHER OF REMIC I OR REMIC II PURSUANT TO THE CODE, THAT WOULD BE A CLAIM AGAINST EITHER OF REMIC I OR REMIC II AT ANY TIME PRIOR TO THE FINAL REDEMPTION OF THE CERTIFICATES, PROVIDED THAT THE TRUSTEE HAS RECEIVED AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE TO THE EFFECT THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO MAINTAIN SUCH REMIC STATUS OR TO AVOID THE IMPOSITION OF SUCH A TAX.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND/OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE ("PLAN") OR A TRUSTEE OF SUCH PLAN OR ANY OTHER PERSON, DIRECTLY OR INDIRECTLY, ACTING ON BEHALF OF ANY PLAN, OR A REPRESENTATION IN ACCORDANCE WITH


                                     A-19-1

THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN WITH RESPECT TO ERISA RESTRICTED SECURITIES. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN OR IN THE AGREEMENT REFERRED TO HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT SATISFYING THE ABOVE REQUIREMENTS SHALL BE VOID AND OF NO EFFECT.



                                     A-19-2

Certificate No.:                     R-2

Cut-off Date:                        September 1, 2005

First Distribution Date:

Percentage Interest                  100%

Latest Possible
Maturity Date:

CUSIP:                               073877 ER9

Interest Rate:                       N/A



                                     A-19-3

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of conventional fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Securities Administrator, the Servicer, the Seller, Master Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement") among the Depositor, EMC Mortgage Corporation ("EMC"), as seller and servicer (in its capacity as seller, the "Seller" and in its capacity as servicer, the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentation and surrender of this Class R-2 Certificate at the Corporate Trust Office.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of Section 6.02 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee of a Transfer Affidavit of the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.


                                     A-19-4

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-19-5

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  ___________, 2005

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Certificate Registrar

                                          By:__________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:__________________________________
   Authorized Signatory


                                     A-19-6

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2005-SD4 Mortgage Pass-Through Certificates, Series 2005-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master



                                     A-19-7

Servicer, the Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Seller, the Securities Administrator and the Trustee created under the Agreement with respect to a Group shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund with respect to the related Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property in such Group), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties in a Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in such Group, at the time of any such repurchase, aggregating, in the case of Group I, ten percent or less and, in the case of Group II, twenty percent or less, of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans in the related Group.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-19-8



                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________


Dated:


                                      _____________________________________
                                      Signature by or on behalf of assignor



                                     A-19-9

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ________________________________________________

for the account of _____________________________________________________________

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to _________________________________________________

         This information is provided by
                                         _______________________________________

the assignee named above, or ___________________________________, as its agent.


                                     A-19-10

                                                                       EXHIBIT B

                             Mortgage Loan Schedule

                          [Delivered to the Custodian]

                                                                     EXHIBIT C-1

                         [FORM OF INITIAL CERTIFICATION]

                              INITIAL CERTIFICATION



EMC Mortgage Corporation
909 Hidden Ridge Drive
Irving, Texas 75038

           Re: Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and JPMorgan Chase Bank, N.A., as Trustee, relating to Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4
                  -------------------------------------------------------------

Ladies and Gentlemen:

In accordance with Section 2.02 of the captioned Pooling and Servicing Agreement, the undersigned, as custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit, unless it has received a separate blanket lost note affidavit covering such Mortgage Loans) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                                WELLS FARGO BANK, NATIONAL
                                                ASSOCIATION,
                                                as custodian

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                     C-1-1



                                   Schedule A
                                   ----------




                                    C-1-2

                                                                     EXHIBIT C-2

                         [FORM OF INTERIM CERTIFICATION]

                                                      __________________, ______

EMC Mortgage Corporation
909 Hidden Ridge Drive
Irving, Texas 75038

                  Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and JPMorgan Chase Bank, N.A., as Trustee, relating to Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4
                  --------------------------------------------------------------

Ladies and Gentlemen:

In accordance with Section 2.02(a) of the above-captioned Pooling and Servicing Agreement, the undersigned, as custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate, determined on the basis of the related Mortgagor name, original principal balance and loan number to the related Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                                WELLS FARGO BANK, NATIONAL
                                                ASSOCIATION,
                                                as custodian

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                     C-2-1

                                   Schedule A
                                   ----------


                                     C-2-2

                                                                     EXHIBIT C-3

                          [FORM OF FINAL CERTIFICATION]

                                                       ------------------, -----

EMC Mortgage Corporation
909 Hidden Ridge Drive
Irving, Texas 75038

          Re: Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and JPMorgan Chase Bank, N.A. as Trustee, relating to Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4
                  --------------------------------------------------------------

Ladies and Gentlemen:

In accordance with Section 2.02(b) of the above-captioned Pooling and Servicing Agreement, the undersigned, as custodian, hereby certifies that subject to any exception listed on Schedule A attached hereto (A) it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:


                           (i) the original Mortgage Note, including any riders
                  thereto, endorsed without recourse in the following form: (X) "Pay to the order of JPMorgan Chase Bank, N.A., as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4, without recourse", or (Y) in the case of a loan registered on the MERS(R) System, in blank, and in each case showing to the extent available to the Seller an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee ,


                           (ii) the original Mortgage and, if the related
                  Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso in Section 2.01 of the Pooling and Servicing Agreement applies, shall be in recordable form),


                           (iii) unless the Mortgage Loan is registered on the
                  MERS(R) System, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the related Mortgaged Property is located) to the Trustee of the Mortgage, in recordable form, with respect to each Mortgage Loan in the name of "JPMorgan Chase Bank, N.A., as


                                      C-3-1

                  Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4", or in blank,


                           (iv) an original or a copy of all intervening
                  assignments of the related Mortgage, if any, to the extent available to the Seller, with evidence of recording thereon,


                           (v) the original or policy of title insurance or
                  mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property, and


                           (vi) originals or copies of all available assumption,
                  modification or substitution agreements, if any

                  and (B) has determined that all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, such determination having been made on the basis of the Mortgagor name, original principal balance and loan number.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                                WELLS FARGO BANK, NATIONAL
                                                ASSOCIATION,
                                                as custodian

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                      C-3-2

                                   Schedule A
                                   ----------


                                      C-3-3

                                                                       EXHIBIT D

                               TRANSFER AFFIDAVIT

STATE OF      )
              ) ss.:
COUNTY OF     )

The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2005 (the "Agreement"), by and among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation as seller and servicer, Wells Fargo Bank, National Association, as master servicer and securities administrator, and JPMorgan Chase Bank, N.A., as trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 6.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit E to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class R Certificates.

         8. The Transferee's taxpayer identification number is _____.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Class R Certificate may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

         11. Transferee is not a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. taxpayer.

         12. The Transferee will not transfer the Class R Certificate, directly or indirectly, to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         13. The Transferee will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         14. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Class R Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.


                                     * * *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 20__.




                                          [NAME OF TRANSFEREE)

                                          By:__________________________________
                                             Name:
                                             Title:

[Corporate Seal]

ATTEST:

______________________
[Assistant] Secretary

         Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ____ day of _______, 20__.

________________________


                                          __________________________________
                                                      NOTARY PUBLIC
                                          My Commission expires the ___ day
                                          of _______________, 20__.

                                                          EXHIBIT 1 TO EXHIBIT D


                               Certain Definitions

         "Ownership Interest": As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners), or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                          EXHIBIT 2 TO EXHIBIT D

                        Section 6.02(c) of the Agreement

         (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate which shall always be as a physical certificate and not as a Book-Entry Certificate, shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate, unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                  (v) The Master Servicer shall make available within 60 days of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

         The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel addressed to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Seller, or the Master Servicer to the effect that the elimination of such restrictions will not cause the REMIC I and/or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                                                       EXHIBIT E

                       FORM OF TRANSFEROR CERTIFICATE FOR
                             CLASS B-IO CERTIFICATES

                                                                Date:___________

Bear Stearns Asset Backed Securities I LLC,
  as Depositor
383 Madison Avenue
New York, NY 10179

JPMorgan Chase Bank, N.A.,
  as Trustee
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Institutional Trust Services/Global Debt

         Re: Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4

Ladies and Gentlemen:

         In connection with our disposition of the Class B-IO Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of September 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and JPMorgan Chase Bank, N.A., as Trustee.

                                                     Very truly yours,



                                                     __________________________
                                                     Name of Transferor


                                                     By: ______________________
                                                         Name:
                                                         Title:

                                                                       EXHIBIT F


                  FORM OF INVESTMENT LETTER [NON-RULE 144A] FOR
                             CLASS B-IO CERTIFICATES



Bear Stearns Asset Backed Securities I LLC,
  as Depositor
383 Madison Avenue
New York, NY 10179

JPMorgan Chase Bank, N.A.,
  as Trustee
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Institutional Trust Services/Global Debt

         Re: Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4

Ladies and Gentlemen:

         In connection with our acquisition of the Class B-IO Certificates in the Denomination of ______________ (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or (ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of the Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of the Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement dated as of September 1, 2005 (the "Agreement"), among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and JPMorgan Chase Bank, N.A., as Trustee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.


                                                     Very truly yours,



                                                     __________________________
                                                     Name of Transferor


                                                     By: ______________________
                                                         Name:
                                                         Title:

                                                                       EXHIBIT G

                          FORM OF RULE 144A LETTER FOR
                             CLASS B-IO CERTIFICATES

                                                       Date:____________________


Bear Stearns Asset Backed Securities I LLC,
  as Depositor
245 Park Avenue
New York, NY 10167

JPMorgan Chase Bank, N.A.,
  as Trustee
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Institutional Trust Services/Global Debt

         Re: Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4

Ladies and Gentlemen:

         In connection with our proposed purchase of the Class B-IO Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or (ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that the Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of September 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and JPMorgan Chase Bank, N.A., as Trustee.


                                         __________________________
                                         Name of Buyer


                                         By: ______________________
                                             Name:
                                             Title:

                                                            ANNEX 1 TO EXHIBIT G


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___________

(1) Buyer must own and/or invest on a discretionary basis at least $100,000.00 i securities unless: Buyer is a dealear, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000. in securities, or Buyer is an entity which all the owners are qualified institutional buyers.

         ___      Broker-dealer.  The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.


         ___ Small Business Investment Company. The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R.10 (Keogh) plan.

         ___ Equity Owners. Buyer is an entity in which all of the equity owners are qualified institutional buyers.


         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                      _________________________________________
                                      Name of Buyer


                                      By:  ____________________________________
                                           Name:
                                           Title:

                                      Date:____________________________________

                                                            ANNEX 2 TO EXHIBIT G

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                      _________________________________________
                                      Name of Buyer or Adviser


                                      By:  ____________________________________
                                           Name:
                                           Title:

                                      Date:____________________________________


                                      IF AN ADVISER:


                                      _________________________________________
                                      Name of Buyer

                                      Date:____________________________________

                                                                       EXHIBIT H

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Wells Fargo Bank, National Association
           as Custodian
         9062 Old Annapolis Road
         Columbia, Maryland  21045

         Re: Pooling and Servicing Agreement, dated as of September 1, 2005 (the "Agreement"), among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and JPMorgan Chase Bank, N.A., as Trustee.

         In connection with the administration of the Mortgage Loans held by you as Custodian pursuant to the above-captioned Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

___      1.       Mortgage Paid in Full (and all amounts received or to be
                  received in connection with such payment have been or will be remitted to the Master Servicer for deposit in the Master
                  Servicer Collection Account)

____     2.       Foreclosure

____     3.       Substitution

____     4.       Other Liquidation (Repurchases, etc.)

____     5.       Nonliquidation    Reason:________________________________

Address to which Custodian should  _____________________________
Deliver the Mortgage File ______________________________________
                          ______________________________________


                                          By:  ______________________________
                                                    (authorized signer)
                                          Issuer:____________________________
                                          Address:___________________________
                                                  ___________________________

                                          Date:______________________________

Custodian

Wells Fargo Bank, National Association

Please acknowledge the execution of the above request by your signature and date below:


_____________________________            _______________________
Signature                                Date


Documents returned to Trustee


_____________________________            _______________________
Signature                                Date

                                                                       EXHIBIT I
                                       I-1


                          DTC LETTER OF REPRESENTATIONS

                         [See document at Tab No. _____]

                                                                       EXHIBIT J

                   SCHEDULE OF MORTGAGE LOANS WITH LOST NOTES

                          [Delivered to the Custodian]

                                                                       EXHIBIT K

         Pursuant to Section 3.19 of the Agreement, the EMC Servicer shall administer and service the EMC Mortgage Loans as set forth herein. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. References herein to "the Agreement" shall, unless the context otherwise specifically requires, be deemed to refer to the Agreement as supplemented by this Exhibit K.

                                    ARTICLE I.

                          ADMINISTRATION AND SERVICING
                              OF EMC MORTGAGE LOANS

         Section 1.01. EMC Servicer to Service EMC Mortgage Loans.

         For and on behalf of the Certificateholders, the EMC Servicer shall service and administer the EMC Mortgage Loans in accordance with customary and usual standards of practice of prudent mortgage loan servicers in the respective states in which the Mortgaged Properties are located. In connection with such servicing and administration, the EMC Servicer shall have full power and authority, acting alone and/or through subservicers as provided in Section 1.02 of this Exhibit K, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided herein),
(iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) subject to Section 1.12(a) of this Exhibit K, to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any EMC Mortgage Loan; provided that the EMC Servicer shall take no action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any EMC Mortgage Loan or the rights and interests of the Depositor and the Trustee under the Agreement. The EMC Servicer shall represent and protect the interest of the Trust Fund in the same manner as it currently protects its own interest in EMC Mortgage Loans in its own portfolio in any claim, proceeding or litigation regarding an EMC Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any EMC Mortgage Loan which would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under the REMIC Provisions, but in any case not in any manner that is a lesser standard than that provided in the first sentence of this Section 1.01. Without limiting the generality of the foregoing, the EMC Servicer, in its own name or in the name of the Trust, the Depositor or the Trustee, is hereby authorized and empowered by the Trust, the Depositor and the Trustee, when the EMC Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the EMC Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The EMC Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the EMC

Servicer to service and administer the EMC Mortgage Loans. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the EMC Servicer.

         In accordance with the standards of the preceding paragraph, the EMC Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 1.06 of this Exhibit K, and further as provided in Section 1.08 of this Exhibit K. All costs incurred by the EMC Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balance under the related EMC Mortgage Loans, notwithstanding that the terms of such EMC Mortgage Loans so permit.

         The EMC Servicer shall deliver a list of Servicing Officers to the Master Servicer and the Trustee by the Closing Date.

         Section 1.02. Subservicing; Enforcement of the Obligations of EMC Servicer.

         (a) The EMC Servicer may arrange for the subservicing of any EMC Mortgage Loan by a subservicer (each, a "Subservicer") pursuant to a subservicing agreement (each, a "Subservicing Agreement"); provided that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such EMC Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any subservicing agreement, any of the provisions herein relating to agreements or arrangements between the EMC Servicer or a subservicer or reference to actions taken through the EMC Servicer or otherwise, the EMC Servicer shall remain obligated and liable to the Depositor, the Trust, the Trustee and the Certificateholders for the servicing and administration of the EMC Mortgage Loans in accordance with the provisions of the Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the EMC Servicer alone were servicing and administering the EMC Mortgage Loans, and neither the Master Servicer nor the Trustee or any other party shall have any obligations, duties or liabilities with respect to such subservicer including any obligation, duty or liability of either the Master Servicer or the Trustee or any other party to pay such subservicer's fees and expenses. For purposes of remittance to the Master Servicer pursuant to the Agreement, the EMC Servicer shall be deemed to have received a payment on an EMC Mortgage Loan when a subservicer has received such payment. The EMC Servicer shall be entitled to enter into an agreement with a subservicer to provide for the delivery of reports and for indemnification of the EMC Servicer by the subservicer and nothing contained in the Agreement shall be deemed to limit or modify such indemnification.

                  Every subservicing agreement entered into by the EMC Servicer shall contain a provision giving the EMC Servicer the option to terminate such agreement and at the EMC Servicer's option, service the related EMC Mortgage Loans itself pursuant to the Agreement or arrange for any servicing responsibilities to be performed pursuant to the applicable subservicing agreement by a successor subservicer. Any costs and expenses relating to such termination and transfer of servicing shall be the sole expense of the EMC Servicer, without any right to reimbursement from the Protected Account, the Master Servicer Collection Account or the Distribution Account. All actions of each subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the EMC Servicer with the same force and effect as if performed directly by the EMC Servicer.

                  (b) For purposes of the Agreement, the EMC Servicer shall be deemed to have received any collections, recoveries or payments with respect to the EMC Mortgage Loans that are received by a subservicer regardless of whether such payments are remitted by the subservicer to the EMC Servicer.

         Section 1.03. Rights of the Depositor, the Master Servicer and the Trustee in Respect of the EMC Servicer. Neither the Trustee nor the Depositor nor the Master Servicer shall have any responsibility or liability for any action or failure to act by the EMC Servicer, and neither the Depositor nor the Trustee is obligated to supervise the performance of the EMC Servicer hereunder or otherwise.

         Section 1.04. Reserved.

         Section 1.05. Collection of EMC Mortgage Loan Payments; Protected Account.

                  (a) The EMC Servicer shall make reasonable efforts in accordance with customary and usual standards of practice of prudent mortgage lenders in the respective states in which the Mortgaged Properties are located to collect all payments called for under the terms and provisions of the EMC Mortgage Loans to the extent such procedures shall be consistent with the Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the EMC Servicer may in its discretion (i) waive any late payment charge or penalty interest in connection with the prepayment of an EMC Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 125 days. In the event of any such arrangement, the EMC Servicer shall make Advances on the related EMC Mortgage Loan (except with respect to principal on Simple Interest Loans) during the scheduled period in accordance with the amortization schedule of such EMC Mortgage Loan without modification thereof by reason of such arrangements, and shall be entitled to reimbursement therefor in accordance with Section 2.01 of this Exhibit K. The EMC Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law. In addition, if (x) an EMC Mortgage Loan is in default or default is imminent or (y) the EMC Servicer delivers to the Master Servicer and the Trustee a certification, based on the advice of counsel or certified public accountants, in either case, that have a national reputation with respect to taxation of REMICs, that a modification of such EMC Mortgage Loan will not result in the imposition of taxes on or disqualify any REMIC formed under the Agreement, the EMC Servicer may, (A) amend the related Mortgage Note to reduce the Mortgage Rate applicable thereto, provided that such reduced Mortgage Rate shall in no event be lower than 6.0% and (B) amend any Mortgage Note to extend to the maturity thereof.

         (b) The EMC Servicer shall establish and maintain an Eligible Account with a depositary institution in the name of the EMC Servicer for the benefit of the Trustee on behalf of the Certificateholders and designated "JPMorgan Chase Bank, N.A., in trust for registered holders of Bear Stearns Asset Backed Securities, Inc., Mortgage Pass-Through Certificates Series 2005-SD4" (the "Protected Account"). The Protected Account shall not be a part of the Trust Fund. The EMC Servicer shall deposit or cause to be deposited into the Protected Account on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of EMC Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the EMC Mortgage Loans, other than Simple Interest Loans, on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

               (i) all payments on account of principal, including Principal Prepayments, on the EMC Mortgage Loans;

               (ii) all payments on account of interest (other than, in the case of a Simple Interest Loan, interest paid in excess of 30 days interest) on the EMC Mortgage Loans net of the related Servicing Fee permitted under Section 1.16 of this Exhibit K;

               (iii) all Liquidation Proceeds, Insurance Proceeds and any Subsequent Recoveries, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the EMC Servicer's normal servicing procedures;

               (iv) [Reserved];

               (v) any amount required to be deposited by the EMC Servicer pursuant to Section 1.05(d) of this Exhibit K in connection with any losses on Permitted Investments;

               (vi) any amounts required to be deposited by the EMC Servicer pursuant to Section 1.10 of this Exhibit K; and

               (vii) any other amounts required to be deposited hereunder.

         The foregoing requirements for remittance by the EMC Servicer into the Protected Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Prepayment Charges, late payment charges or assumption fees, if collected, need not be remitted by the EMC Servicer. In the event that the EMC Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 1.08 of this Exhibit K, it may at any time withdraw or direct the institution maintaining the Protected Account, to withdraw such amount from the Protected Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the institution maintaining the

Protected Account, that describes the amounts deposited in error in the Protected Account. The EMC Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Protected Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 1.08 of this Exhibit K.

         (c) With respect to EMC Mortgage Loans affected by Hurricane Katrina, if the related Mortgaged Property is located in public and individual assistance counties as designated by FEMA (as set forth on its website www.fema.gov), the EMC Servicer shall cease all collection calls, charging of late fees and credit reporting activity for all Mortgators in such counties for 90 days, and if reasonably prudent, may extend such period as long as necessary. In addition, the EMC Servicer shall suspend all foreclosure and bankruptcy activity relating to such Mortgage Loans for 90 days, and if reasonably prudent, may extend such period as long as necessary.

         (d) The institution that maintains the Protected Account shall invest the funds in the Protected Account, in the manner directed by the EMC Servicer, in Permitted Investments which shall mature not later than the second Business Day next preceding the related Servicer Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such Protected Account, then such Permitted Investment shall mature not later than the Business Day next preceding such Servicer Remittance Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment shall be for the benefit of the EMC Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Protected Account in respect of any such investments shall be deposited by the EMC Servicer into the Protected Account, out of the EMC Servicer's own funds.

         (e) The EMC Servicer shall give at least 30 days advance notice to the Master Servicer of any proposed change of location of the Protected Account prior to any change thereof.

         Section 1.06. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

         To the extent required by the related Mortgage Note, the EMC Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the EMC Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the EMC Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

         Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the EMC Servicer out of related collections for any payments made pursuant to
Section 1.01 of this Exhibit K (with respect to taxes and assessments and insurance premiums) and Section 1.10 of this Exhibit K (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of the Agreement in accordance with Section 10.01 thereof. The Escrow Account shall not be a part of the Trust Fund.

         Section 1.07. Access to Certain Documentation and Information Regarding the EMC Mortgage Loans.

         The EMC Servicer shall afford the Master Servicer, the Depositor and the Trustee reasonable access to all records and documentation regarding the EMC Mortgage Loans and all accounts, insurance policies and other matters relating to the Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the EMC Servicer designated by it.

         Section 1.08. Permitted Withdrawals from the Protected Account.

         (a) The EMC Servicer may from time to time make withdrawals from the Protected Account for the following purposes:

               (i) to pay to the EMC Servicer (to the extent not previously paid to or withheld by the EMC Servicer), as servicing compensation in accordance with Section 1.16 of this Exhibit K, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made, and, as additional servicing compensation, those other amounts set forth in Section 1.16 of this Exhibit K;

               (ii) to reimburse the EMC Servicer for Advances made by it with respect to the EMC Mortgage Loans, provided, however, that the EMC Servicer's right of reimbursement pursuant to this subclause (ii) shall be limited to amounts received on particular EMC Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds) that represent late recoveries of payments of principal and/or interest on such particular EMC Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to reimburse the EMC Servicer for any previously made portion of a Servicing Advance or an Advance made by the EMC Servicer that, in the good faith judgment of the EMC Servicer, will not be ultimately recoverable by it from the related Mortgagor, any related Liquidation Proceeds or otherwise (a "Nonrecoverable Advance"), to the extent not reimbursed pursuant to clause (ii) or clause (v);

               (iv) to reimburse the EMC Servicer from Insurance Proceeds for Insured Expenses covered by the related Insurance Policy;

               (v) to pay the EMC Servicer any unpaid Servicing Fees and to reimburse it for any unreimbursed Servicing Advances, provided, however, that the EMC Servicer's right to reimbursement for Servicing Advances pursuant to this subclause (v) with respect to any EMC Mortgage Loan shall be limited to amounts received on particular EMC Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds and purchase and repurchase proceeds) that represent late recoveries of the payments for which such Servicing Advances were made;

               (vi) to pay to the Seller, the Depositor, the Master Servicer or itself, as applicable, with respect to each EMC Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.20 of the Agreement, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased EMC Mortgage Loan;

               (vii) to pay any expenses recoverable by the EMC Servicer pursuant to Sections 3.03, 7.01, 7.03, 7.04 and 9.05 of the Agreement;

               (viii) to withdraw pursuant to Section 1.05 of this Exhibit K any amount deposited in the Protected Account and not required to be deposited therein; and

               (ix) to clear and terminate the Protected Account upon termination of the Agreement pursuant to Section 10.01 thereof.

         (b) In addition, no later than 1:00 p.m. Central time on the Servicer Remittance Date for the EMC Servicer, the EMC Servicer shall withdraw from the Protected Account and remit to the Master Servicer the amount of Interest Funds and Principal Funds collected, to the extent on deposit, and the Master Servicer shall deposit such amount in the Master Servicer Collection Account.

         The EMC Servicer shall keep and maintain separate accounting, on an EMC Mortgage Loan by EMC Mortgage Loan basis, for the purpose of justifying any withdrawal from the Protected Account pursuant to subclauses (i),
         (ii), (iv), (v) and (vi) above. Prior to making any withdrawal from the Protected Account pursuant to subclause (iii), the EMC Servicer shall deliver to the Master Servicer an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by the EMC Servicer to be a Nonrecoverable Advance and identifying the related EMC Mortgage Loan(s), and their respective portions of such Nonrecoverable Advance.

         (c) [Reserved]

         Section 1.09. [Reserved.]

         Section 1.10. Maintenance of Hazard Insurance.

         The EMC Servicer shall cause to be maintained, for each EMC Mortgage Loan, hazard insurance on buildings upon, or comprising part of, the Mortgaged Property against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located with an insurer which is licensed to do business in the state where the Mortgaged Property is located. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. The EMC Servicer shall also cause flood insurance to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any EMC Mortgage Loan, to the extent described below. Pursuant to Section 1.05 of this Exhibit K, any amounts collected by the EMC Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the EMC Servicer's normal servicing procedures) shall be deposited in the Protected Account. Any cost incurred by the EMC Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the EMC Mortgage Loan, notwithstanding that the terms of the EMC Mortgage Loan so permit. Such costs shall be recoverable by the EMC Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 1.08 of this Exhibit K. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the EMC Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the EMC Servicer shall cause flood insurance to be maintained with respect to such EMC Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the Stated Principal Balance of the related EMC Mortgage Loan, (ii) minimum amount required to compensate for damage or loss on a replacement cost basis or (iii) the maximum amount of such insurance available for the related Mortgaged Property under the Flood Disaster Protection Act of 1973, as amended.

         In the event that the EMC Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the EMC Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 1.10, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the EMC Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 1.10, and there shall have been a loss that would have been covered by such policy, deposit in the Protected Account the amount not otherwise payable under the blanket policy because of such deductible clause. Such deposit shall be from the EMC Servicer's own funds without reimbursement therefor. In connection with its activities as administrator and servicer of the EMC Mortgage Loans, the EMC Servicer agrees to present, on behalf of itself, the Depositor and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

         Section 1.11. Enforcement of Due-On-Sale Clauses; Assumption
Agreements.

         (a) Except as otherwise provided in this Section 1.11(a), when any property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the EMC Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the EMC Servicer is not required to exercise such rights with respect to an EMC Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the EMC Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the EMC Servicer is authorized, subject to Section 1.11(b) of this Exhibit K, to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the EMC Mortgage Loan shall continue to be covered (if so covered before the EMC Servicer enters such agreement) by the applicable Required Insurance Policies. The EMC Servicer, subject to Section 1.11(b) of this Exhibit K, is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the EMC Servicer shall not be deemed to be in default under this
Section 1.11(a) by reason of any transfer or assumption that the EMC Servicer reasonably believes it is restricted by law from preventing.

         (b) Subject to the EMC Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 1.11(a) of this Exhibit K, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the EMC Mortgage Loan, the EMC Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Scheduled Payment and any other term affecting the amount or timing of payment on the EMC Mortgage Loan) may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the EMC Servicer in accordance with its servicing standards as then in effect. The EMC Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the EMC Servicer for entering into an assumption or substitution of liability agreement will be retained by the EMC Servicer as additional servicing compensation.

         Section 1.12. Realization Upon Defaulted EMC Mortgage Loans; Determination of Excess Liquidation Proceeds and Realized Losses; Repurchase of Certain EMC Mortgage Loans.

         (a) The EMC Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the EMC Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the EMC Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided that the EMC Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the EMC Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Protected Account pursuant to
Section 1.08 of this Exhibit K). If the EMC Servicer reasonably believes that Liquidation Proceeds with respect to any such EMC Mortgage Loan would not be increased as a result of such foreclosure or other action, such EMC Mortgage Loan will be charged-off and will become a Liquidated Loan. The EMC Servicer will give notice of any such charge-off to the Master Servicer, the Trustee and the Securities Administrator. The EMC Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that such costs and expenses shall be Servicing Advances and that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 1.08 of this Exhibit K. If the EMC Servicer has knowledge that a Mortgaged Property that the EMC Servicer is contemplating acquiring in foreclosure or by deed-in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the EMC Servicer, the EMC Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

         With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders (or the Trustee's nominee on behalf of the Certificateholders). The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The EMC Servicer shall ensure that the title to such REO Property references the Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the EMC Servicer shall either itself or through an agent selected by the EMC Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the EMC Servicer deems to be in the best interest of the EMC Servicer and the Certificateholders for the period prior to the sale of such REO Property. The EMC Servicer shall prepare for and deliver to the Master Servicer, the Securities Administrator and the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Master Servicer, the Securities Administrator or the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Protected Account no later than the close of business on each Determination Date. The EMC Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

         In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on an EMC Mortgage Loan, the EMC Servicer shall dispose of such Mortgaged Property prior to three years after its acquisition by the Trust Fund or, at the expense of the Trust Fund, request more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period unless the Trustee shall have been supplied with an Opinion of Counsel (such opinion not to be an expense of the Trustee) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of REMIC I or REMIC II as defined in section 860F of the Code or cause either of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of the Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would
(i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject either of REMIC I or REMIC II to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the EMC Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         The decision of the EMC Servicer to foreclose on a defaulted EMC Mortgage Loan shall be subject to a determination by the EMC Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the EMC Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances, Servicing Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted EMC Mortgage Loans (with interest accruing as though such EMC Mortgage Loans were still current) and all such income shall be deemed, for all purposes in the Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Protected Account. To the extent the income received during a Prepayment Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related EMC Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.

         The Liquidation Proceeds from any liquidation of an EMC Mortgage Loan, net of any payment to the EMC Servicer as provided above, shall be deposited in the Protected Account on the next succeeding Determination Date following receipt thereof for distribution on the related Distribution Date, except that any Excess Liquidation Proceeds shall be retained by the EMC Servicer as additional servicing compensation.

         The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the EMC Servicer for any related unreimbursed Servicing Advances and Servicing Fees, pursuant to Section 1.08(a)(v) of this Exhibit K or this Section 1.12; second, to reimburse the EMC Servicer for any unreimbursed Advances, pursuant to Section 1.08(a)(ii) of this Exhibit K or this Section 1.12; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the EMC Mortgage Loan or related REO Property, at the Net Mortgage Rate to the first day of the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the EMC Mortgage Loan.

         (b) On each Determination Date, the EMC Servicer shall determine the respective aggregate amounts of Excess Liquidation Proceeds and Realized Losses, if any, for the related Prepayment Period.

         (c) [Reserved].

         (d) The EMC Servicer has no intent to foreclose on any EMC Mortgage Loan based on the delinquency characteristics as of the Closing Date; provided, that the foregoing does not prevent the EMC Servicer from initiating foreclosure proceedings on any date hereafter if the facts and circumstances of such EMC Mortgage Loans including delinquency characteristics in the EMC Servicer's discretion so warrant such action.

         Section 1.13. REO Property.

         (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any EMC Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The EMC Servicer shall sell any such REO Property as expeditiously as possible and in accordance with the provisions of this Agreement. Pursuant to its efforts to sell such REO Property, the EMC Servicer shall protect and conserve such REO Property in the manner and to the extent required herein, subject to the REMIC Provisions.

         (b) The EMC Servicer shall deposit all funds collected and received in connection with the operation of any such REO Property into the Protected Account.

         (c) The EMC Servicer, upon the final disposition of any such REO Property, shall be entitled to reimbursement for any related unreimbursed Advances, unreimbursed Servicing Advances or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances or Servicing Fees as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         Section 1.14. Presentment of Claims and Collection of Proceeds.

         The EMC Servicer shall prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies, including the Supplemental Primary

Mortgage Insurance Policy, relating to the EMC Mortgage Loans and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such Insurance Policies. Any proceeds disbursed to the EMC Servicer in respect of such Insurance Policies shall be promptly deposited in the Protected Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited.

         Section 1.15. Documents, Records and Funds in Possession of EMC Servicer to be Held for the Trustee.

         Notwithstanding any other provisions of the Agreement, the EMC Servicer shall transmit to the Custodian on behalf of the Trustee as required by the Agreement all documents and instruments in respect of an EMC Mortgage Loan coming into the possession of the EMC Servicer from time to time and shall account fully to the Trustee for any funds received by the EMC Servicer or that otherwise are collected by the EMC Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any EMC Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the EMC Servicer in respect of any EMC Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Protected Account, shall be held by the EMC Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of the Agreement. The EMC Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Protected Account or the Master Servicer Collection Account or in any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, an EMC Mortgage Loan, except, however, that the EMC Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the EMC Servicer under the Agreement.

         Section 1.16. Servicing Compensation.

         As compensation for its activities hereunder, the EMC Servicer shall be entitled to retain or withdraw from the Protected Account out of each payment of interest on an EMC Mortgage Loan included in the Trust Fund an amount equal to its Servicing Fee at the per annum rate set forth on the Mortgage Loan Schedule (the "Servicing Fee Rate") on the Stated Principal Balance of the related EMC Mortgage Loan for the period covered by such interest payment.

         Additional servicing compensation in the form of any Excess Liquidation Proceeds, assumption fees, late payment charges, Prepayment Charges, all income and gain net of any losses realized from Permitted Investments with respect to funds in or credited to the Protected Account shall be retained by the EMC Servicer to the extent not required to be deposited in the Protected Account pursuant to Section 1.05 or 1.12(a) of this Exhibit K, and with respect to any Due Date, any interest paid on Simple Interest Loans in excess of 30 days interest. The EMC

Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance, as required by Section 1.10 of this Exhibit K and maintenance of the other forms of insurance coverage required by Section 1.10 of this Exhibit K) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 1.08 and 1.12 of this Exhibit K.

         Section 1.17. Access to Certain Documentation.

         The EMC Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of the Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to any documentation as may be held by the EMC Servicer regarding the EMC Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the EMC Servicer designated by it. Nothing in this Section shall limit the obligation of the EMC Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the EMC Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 1.18. Maintenance of Primary Mortgage Insurance Policies.

         (a) The EMC Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the EMC Servicer, would have been covered thereunder. The EMC Servicer shall use its best efforts to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), each Primary Mortgage Insurance Policy applicable to any Mortgage Loan. The EMC Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of a Mortgage Note and is required to be kept in force hereunder. Notwithstanding the foregoing, the EMC Servicer shall not be required to keep in force any Primary Mortgage Insurance Policy beyond the period required by the Fannie Mae Servicing Guide for residential mortgage loans.

         (b) The EMC Servicer agrees to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting defaulted Mortgage Loans. Pursuant to Section 1.08 of this Exhibit K, any amounts collected by the EMC Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Protected Account, subject to withdrawal pursuant to Section 1.08 of this Exhibit K. The Trustee shall provide the EMC Servicer with any powers of attorney and or other documentation as it may request in order enable it to perform its obligations pursuant to this Section 1.18.

         Section 1.19. Fidelity Bond, Errors and Omissions Insurance.

         The EMC Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the EMC Mortgage

Loans and who handle funds, money, documents and papers relating to the EMC Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the EMC Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the EMC Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to the Agreement and the release or satisfaction of an EMC Mortgage Loan which is not serviced in accordance with the requirements of Section 1.01. No provision on this Section 1.19 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the EMC Servicer from its duties and obligations as set forth in the Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the coverage acceptable to Fannie Mae or Freddie Mac for persons performing servicing for loans purchased by Fannie Mae or Freddie Mac. The EMC Servicer shall notify the Master Servicer and the Trustee within five business days of receipt of notice that such fidelity bond or insurance policy will be, or has been, materially modified or terminated. The Trustee for the benefit of the Certificateholders must be named as loss payee on the fidelity bond and as additional insured on the errors and omissions policy.

                                   ARTICLE II.

                          ADVANCES BY THE EMC SERVICER

         Section 2.01  Advances.

         The EMC Servicer shall make an Advance and deposit such Advance in the Protected Account. Each such Advance shall be remitted to the Master Servicer Collection Account no later than 1:00 p.m. Central time on the related Servicer Remittance Date in immediately available funds. The EMC Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the EMC Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the EMC Servicer shall deliver to the Master Servicer (i) funds constituting the remaining portion of such Advance, if applicable, and (ii) an Officer's Certificate setting forth the basis for such determination.

         In lieu of making all or a portion of such Advance from its own funds, the EMC Servicer may (i) cause to be made an appropriate entry in its records relating to the Protected Account that any Amount Held for Future Distributions has been used by the EMC Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Protected Account to the Master Servicer Collection Account. Any funds so applied and transferred shall be replaced by the EMC Servicer by deposit in the Protected Account no later than the close of business on the Business Day immediately preceding the Servicer Remittance Date on which such funds are required to be remitted to the Master Servicer for deposit into the Master Servicer Collection Account. The EMC Servicer shall be entitled to be reimbursed from the Protected Account for all Advances of its own funds made pursuant to this Section as provided in Section
1.08 of this Exhibit K. The obligation to make Advances with respect to any EMC Mortgage Loan shall continue until such EMC Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of the Agreement, except as otherwise provided in this Section 2.01.

         Section 2.02. Reduction of Servicing Compensation in Connection with Prepayment Interest Shortfalls.

         In the event that, for any Prepayment Period, there is a Prepayment Interest Shortfall arising from a voluntary Principal Prepayment in part or in full by a Mortgagor, the EMC Servicer shall, to the extent of its Servicing Fee and in reduction thereof, remit to the Master Servicer, for deposit into the Master Servicer Collection Account, no later than 1:00 p.m. Central time on the Servicer Remittance Date, an amount equal to the Prepayment Interest Shortfall; and in case of such deposit, the EMC Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer, any other Servicer, the Trust Fund or the Certificateholders.

                                  ARTICLE III.

                             REPORTING REQUIREMENTS

         Section 3.01. Annual Officer's Certificate as to Compliance.

         (a) The EMC Servicer shall deliver to the Master Servicer by March 1, 2006, and by March 1 of each year thereafter, an Officer's Certificate, certifying that with respect to the most recently ended calendar year: (i) such Servicing Officer has reviewed the activities of the EMC Servicer during the preceding calendar year or portion thereof and its performance under the Agreement and (ii) to the best of such Servicing Officer's knowledge, based on such review, the EMC Servicer has performed and fulfilled its duties, responsibilities and obligations under the Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

         (b) Annual Independent Accountant's Servicing Report. The EMC Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Master Servicer by March 1, 2006, and by March 1 of each year thereafter, to the effect that, with respect to the most recently ended calendar year, such firm has examined certain records and documents relating to the EMC Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the EMC Servicer's activities have been conducted in compliance with the Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. If any such report discloses exceptions that are material, the EMC Servicer shall advise the Master Servicer whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         Any Annual Independent Public Accountant's Report furnished pursuant to this Section 3.01(b) shall be in such form as shall permit such report to be filed with the Securities and Exchange Commission as part of the Issuer's annual report on Form 10-K filed pursuant to the Securities Exchange Act of 1934, as amended, and no such Annual Independent Public Accountant's Report shall contain any language restricting, limiting or prohibiting such use of such report

         (c) Annual Certification. (i) The EMC Servicer will deliver to the Master Servicer, on or before March 1 of each year beginning March 1, 2006 (or, if any such day is not a Business Day, the immediately preceding Business Day), or on any alternative date specified by the Master Servicer upon thirty (30) days written request, a certification containing the information set forth in Attachment 1 to this Exhibit K. Such certification shall be signed by the senior officer in charge of servicing of the EMC Servicer. In addition, the EMC Servicer shall provide such other information with respect to the EMC Mortgage Loans and the servicing and administration thereof within the control of the EMC Servicer which shall be required to enable the Master Servicer to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended.


               (ii) The EMC Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the EMC Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 3.01(c) or the EMC Servicer's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the EMC Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the EMC Servicer on the other in connection with a breach of the EMC Servicer's obligations under this Section 3.01(c).

         Section 3.02. Liquidation Reports.

         Upon the foreclosure of any Mortgaged Property relating to an EMC Mortgage Loan or the acquisition thereof by the Trust Fund pursuant to a deed-in-lieu of foreclosure, the EMC Servicer shall submit a liquidation report to the Master Servicer containing such information as shall be mutually acceptable to the EMC Servicer and the Master Servicer with respect to such Mortgaged Property.

         Section 3.03. Books and Records.

         The EMC Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the EMC Mortgage Loans which shall be appropriately identified in the EMC Servicer's computer system to clearly reflect the ownership of the EMC Mortgage Loans by the Trust. In particular, the EMC Servicer shall maintain in its possession, available for inspection by the Master Servicer and the Trustee and shall deliver to the Master Servicer and the Trustee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the EMC Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including, but not limited to, optical imagery techniques so long as the EMC Servicer complies with the servicing requirements of Section 1.01 of this Exhibit K.

         The EMC Servicer shall maintain with respect to each EMC Mortgage Loan and shall make available for inspection by the Master Servicer and the Trustee the related servicing file during the time such EMC Mortgage Loan is subject to the Agreement and thereafter in accordance with applicable law.

                                   ARTICLE IV.

                                 INDEMNIFICATION

         Section 4.01. Indemnification of the Master Servicer.

         (a) To the extent not covered by the provisions of Section 3.01(c)(ii) of this Exhibit K, the EMC Servicer shall indemnify and hold harmless the Master Servicer from any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on its part that may be sustained in connection with, arising out of, or relating to enforcement of the EMC Servicer's obligations under the Agreement (i) related to the EMC Servicer's failure to perform its duties in compliance with the Agreement or (ii) incurred by reason of the EMC Servicer's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations and duties under the Agreement, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Master Servicer shall have given the EMC Servicer written notice thereof promptly after a Responsible Officer of the Master Servicer shall have with respect to such claim or legal action actual knowledge thereof. The Master Servicer's failure to give such notice shall not affect its right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer, the EMC Servicer or the Securities Administrator and the termination of the Agreement.

         (b) The Trust Fund will indemnify the Master Servicer for any loss, liability or expense of the Master Servicer referred to in Subsection (a) above that has not otherwise been paid by the EMC Servicer.

                            ATTACHMENT 1 to EXHIBIT K

         This certificate is being delivered pursuant to Section 3.01(c) of Exhibit K to the Pooling and Servicing Agreement, dated as of September 1, 2005 (the "Agreement"), among Bear Stearns Asset Backed Securities I, LLC, as depositor, EMC Mortgage Corporation (the "Company"), as seller and servicer, Wells Fargo Bank, N. A., as master servicer and securities administrator, and JPMorgan Chase Bank, N.A., as trustee. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement.

         I certify that:

         (i) I am a _______________ of the Company.

         (ii) Based on my knowledge, the information in the annual statement of compliance furnished in __________ 20__ pursuant to Section 3.01(a) of Exhibit K of the Agreement and the annual independent certified public accountants' servicing report delivered pursuant to Section 3.01(b) thereof (collectively, the "Reports"), and all servicing reports, office's certificates and other information relating to the EMC Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification.

         (iii) The servicing information required to be provided to the Master Servicer by the Company under the Agreement has been provided to the Master Servicer.

         (iv) I am responsible for reviewing the servicing activities performed by the Company pursuant to the Agreement, and except as disclosed in the Reports, the Company has, as of the date of this Certification, fulfilled its obligations under the Agreement.

         (v) I have disclosed to the Master Servicer all significant deficiencies relating to the Company's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.


__________________________________
Dated: ______________, 20_

                                                                       EXHIBIT L

                                    FORM OF

                         SUBSEQUENT TRANSFER INSTRUMENT


         Pursuant to this Subsequent Transfer Instrument, dated [____], 2005 (this "Instrument"), between EMC Mortgage Corporation, as seller (the "Seller"), Bear Stearns Asset Backed Securities I LLC, as depositor (the "Depositor"), and JPMorgan Chase Bank, National Association, as trustee of the Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Backed Certificates, Series 2005-SD4" (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, as the depositor, EMC Mortgage Corporation, as seller and servicer, Wells Fargo Bank, National Association, as master servicer and securities administrator, and the Trustee, as trustee, the Seller, the Depositor and the Trustee agree to the sale by the Seller to the Depositor and the contemporaneous sale by the Depositor to the Trustee, and the purchase, respectively, by the Depositor and the Trustee in trust, on behalf of the Trust, of the Subsequent Mortgage Loans listed on the Schedule of Mortgage Loans attached to this Instrument as Exhibit 1 hereto (the "Subsequent Mortgage Loans").

         Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

         Section 1. Conveyance of Subsequent Mortgage Loans.

         The Seller does hereby sell, transfer, assign, set over and convey to the Depositor, and the Depositor does hereby contemporaneously sell, transfer, assign, set over and convey to the Trustee in trust, on behalf of the Trust, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due or accruing on the Subsequent Mortgage Loans on and after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to
Section 2.09 of the Pooling and Servicing Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item with respect to the Subsequent Mortgage Loans set forth in Section 2.01 of the Pooling and Servicing Agreement and the other items in the related Mortgage Files. The transfer to the Depositor by the Seller and contemporaneously to the Trustee by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Depositor and by the Depositor to the Trust Fund.

         Section 2. Representations and Warranties; Conditions Precedent.

         (a) Each of the Seller and Depositor hereby confirms that each of the conditions precedent and the representations and warranties set forth in Section
2.07 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

         (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

         Section 3. Recordation of Instrument.

         To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

         Section 4. Governing Law.

         This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

         Section 5. Counterparts.

         This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

         Section 6. Successors and Assigns.

         This Instrument shall inure to the benefit of and be binding upon the Seller and the Trustee and their respective successors and assigns.


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





         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                      EMC MORTGAGE CORPORATION, as Seller


                                      By:  ____________________________________
                                           Name:
                                           Title:


                                      BEAR STEARNS ASSET BACKED
                                       SECURITIES I LLC, as Depositor


                                      By:  ____________________________________
                                           Name:
                                           Title:


                                      JPMORGAN CHASE BANK, NATIONAL
                                       ASSOCIATION, as Trustee


                                      By:  ____________________________________
                                           Name:
                                           Title:


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